ITEM 1. REPORT TO STOCKHOLDERS


[Logo]                                       PENN MUTUAL VARIABLE PRODUCTS



                                                    ANNUAL REPORTS
                                                   DECEMBER 31, 2005













                                        PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

                                        Commander VA, Diversifier II VA,
                                        Enhanced Credit VA, PennFreedom VA,
                                        Pennant Select VA, Retirement Planner
                                        VA, Olympia XT VA and Optimizer VA
                                        Flexible Variable and Fixed Annuity
                                        Contracts

                                        PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                        Cornerstone VUL, Cornerstone VUL II,
                                        Cornerstone VUL III, Cornerstone VUL IV,
                                        Variable EstateMax, Variable EstateMax
                                        II and Variable EstateMax III Variable
                                        Universal Life Insurance Policies

                                        PIA VARIABLE ANNUITY ACCOUNT I
                                        Pennant VA
                                        Flexible Variable and Fixed Annuity
                                        Contract

Dear Investor:

I am pleased to bring you the following summary of 2005 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

STOCKS finished 2005 posting a positive, albeit small, return. The U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 2.32 percent during the fourth quarter and 6.32 percent for the full 12-month period.

Mid-capitalization stocks provided higher returns for the year than did small- and large-capitalization stocks. Mid-capitalization stocks, as measured by the Russell Mid Cap Index, returned 12.65 percent for the year, while small-capitalization stocks, as measured by the Russell 2000 Index, returned
4.55 percent and large-capitalization stocks, as measured by the Russell 1000 Index, returned 6.27 percent. Generally, value-oriented stocks outperformed growth-oriented issues once again.

INTERNATIONAL MARKETS, particularly emerging markets, outperformed the U.S. market in the last three months of 2005 and for the entire year, despite the dollar's strength against major foreign currencies. Emerging market equities fared best in the fourth quarter, led by Asia. Among developed markets, Japanese shares did much better than European stocks in U.S. dollar terms. For the year, international stocks, as measured by the MSCI EAFE Index, returned
14.02 percent. Emerging Market stocks, as measured by the MSCI Emerging Markets Free Index, returned 30.40 percent.

FIXED INCOME SECURITIES eked out modest positive performance against a backdrop of persistent Fed tightening during the calendar year 2005. The Federal Reserve Board increased the federal funds rate eight times over the course of the year, in increments of 25 basis points, in an attempt to tighten the monetary supply. In the statement from the December 13th FOMC meeting, the FOMC stopped referring to its current status of monetary policy as "accommodative" and the market has taken this change as indicating that the tightening policy will soon stop. As a result of the rate hikes, yields on 2-year Treasuries started the year at 3.09% and ended the year at 4.40%. In contrast, 10-year Treasuries started the year yielding 4.21% and ended the year with a yield of 4.39%. Due to these changes in market rates, the yield spread between 2- to10-year bond yields narrowed from 1.12% at the beginning of the year to negative 0.01% by year-end. This inversion of the yield curve at year-end was anticipated by many market participants and has historically been a precursor to a slowing economy. Either way, an inverted yield curve is not sustainable over the long-term.

Investment grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned 2.57 percent for the year. The Credit Suisse First Boston High Yield Bond Index returned 2.26 percent.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your sales representative.


Sincerely,

/s/ Peter M. Sherman
Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

TABLE OF CONTENTS


PENN SERIES FUNDS, INC. -- ANNUAL REPORT
 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
   Limited Maturity Bond Fund......................................     2
   Quality Bond Fund...............................................     3
   High Yield Bond Fund............................................     4
   Flexibly Managed Fund...........................................     5
   Growth Stock Fund...............................................     6
   Large Cap Value Fund............................................     7
   Large Cap Growth Fund...........................................     8
   Index 500 Fund..................................................     9
   Mid Cap Growth Fund.............................................    10
   Mid Cap Value Fund..............................................    11
   Strategic Value Fund............................................    12
   Small Cap Growth Fund...........................................    13
   Small Cap Value Fund............................................    14
   International Equity Fund.......................................    15
   REIT Fund.......................................................    16
 IMPORTANT INFORMATION ABOUT FUND EXPENSES ........................    17
 SCHEDULES OF INVESTMENTS .........................................    19
 STATEMENTS OF ASSETS AND LIABILITIES .............................    61
 STATEMENTS OF OPERATIONS .........................................    63
 STATEMENTS OF CHANGES IN NET ASSETS ..............................    65
 FINANCIAL HIGHLIGHTS .............................................    69
 NOTES TO FINANCIAL STATEMENTS ....................................    77
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........    90
 DISTRIBUTIONS TO SHAREHOLDERS ....................................    91
 DISCLOSURE OF PORTFOLIO HOLDINGS .................................    92
 VOTING PROXIES ON FUND PORTFOLIO SECURITIES ......................    92
 FUND MANAGEMENT ..................................................    93
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - ANNUAL REPORT
 Balanced Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS - ANNUAL REPORT
 Growth Portfolio
 Equity-Income Portfolio
 Asset Manager Portfolio
MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS, INC. -
  ANNUAL REPORT
 Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 2.14% for the twelve-month period ending December 31, 2005, compared to the 1.48% return for its benchmark, the Citigroup Treasury/Agency 1-5 yrs. Bond Index.

The Fund outperformed the Index for the second half of 2005 and for the full year. The Fund has also performed well when compared to its peer group. For the full year of 2005 the Fund is ranked 56 out of 427 comparable funds. For the past three years the Fund is ranked 79 out of the 376 funds in the Morningstar average and for the past five years the Fund is ranked 97 out of 329 funds.

The performance of the Fund versus the Index was aided due to the mortgage- and asset-backed securities having a higher yield and spread tightening during 2005. The Fund owned several types of asset-backed securities (ABS) including: credit cards, rate reduction bonds, and manufactured housing. The Fund also owns "AAA" rated commercial mortgage-backed securities (CMBS). In place of agency securities the Fund owns agency mortgage-backed securities (MBS). ABS, CMBS and MBS securities provided better returns when compared to agency securities, due to higher yields and spread tightening. During 2005 mortgage-backed securities outperformed straight agency debentures due to the additional yield of mortgage-backed securities because of stabilizing prepayment speeds.

The Fund's performance versus the Index was enhanced by the short duration positioning of the Fund during 2005. The Index's duration is 2.33 years as of December 31, 2005 compared to 1.93 years for the Fund. The Fund also benefited from taking advantage of overbought and oversold conditions in the bond market to increase or decrease the interest rate exposure of the Fund opportunistically.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2005

PENN SERIES LIMITED MATURITY BOND FUND    CITIGROUP TREASURY/AGENCY 1-5 YR INDEX

05/01/2000       10,000                                10,000

12/31/2000       10,718                                10,756

12/31/2001       11,429                                11,680

12/31/2002       12,143                                12,586

12/31/2003       12,495                                12,864

12/31/2004       12,785                                13,060

12/31/2005       13,059                                13,253

An investment of $10,000 in the Limited Maturity Bond Fund on May 1, 2000 would have grown to $13,059. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup Treasury/Agency 1-5 yrs Bond Index, during the same period. A $10,000 investment in the Citigroup Treasury/Agency 1-5 yrs Bond Index on May 1, 2000 would have grown to $13,253.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                                      SINCE
                                                 1 YEAR    5 YEAR   INCEPTION(2)
                                                 ------    ------   ----------
Limited Maturity Bond Fund                        2.14%     4.03%      4.82%
Citigroup Treasury Agency 1-5 yr Bond Index       1.48%     4.26%      5.09%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            ------------------
U.S. Treasury Notes                                                 37.9%
Agency Obligations                                                  25.4%
Collateralized Mortgage Obligations                                 36.7%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 2.50% for the twelve-month period ending December 31, 2005, compared to the 2.57% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

Interest rates increased over the second half of the year as it became apparent that economic growth continued to be strong and that the Federal Reserve would continue to raise interest rates. Ben Bernanke was nominated to replace Alan Greenspan as Chairman of the Federal Reserve and the minutes from the last Federal Reserve meeting finally dropped the references to "accommodation" and "measured" interest rate increases that the market had come to interpret as meaning one to two more interest rate increases. Due to the increased uncertainty surrounding the new Federal Reserve Chairman and the new statement language, the market began anticipating the end of Federal Reserve interest rate increases towards the end of the year. The yield curve flattened dramatically, and actually inverted at certain maturities, into the end of the year, which shows an expectation of slowing economic growth and potential Federal Reserve easing in 2006 by the market. We expect the Federal Funds rate to peak at 4.50%-5.00% during the first half of 2006.

We plan on maintaining our defensive duration position into the first half of 2006. Unless the economy slows dramatically we do not foresee much more room for interest rates to decline and the curve to continue to stay inverted at certain maturities. Currently, if the Federal Reserve increases its target rate to 4.50% on January 31st, as is widely expected in the market, the Fed Funds Target Rate will be higher than Treasury yields from 2 through 10 years and be approximately equal to the 30-year Treasury yield. In this environment we see little incentive to increase duration and instead choose to maintain a short duration position until we see signs of weakness in the economy.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1996 -- DECEMBER 31, 2005

 PENN SERIES QUALITY BOND FUND                            CITIGROUP B.I.G. INDEX

     12/31/1995  10,000                                            10,000

     12/31/1996  10,414                                            10,361

     12/31/1997  11,250                                            11,364

     12/31/1998  12,394                                            12,348

     12/31/1999  12,394                                            12,247

     12/31/2000  13,884                                            13,671

     12/31/2001  15,121                                            14,836

     12/31/2002  15,920                                            16,333

     12/31/2003  16,904                                            17,019

     12/31/2004  17,679                                            17,781

     12/31/2005  18,121                                            18,238


An investment of $10,000 in the Quality Bond Fund on December 31, 1995 would have grown to $18,121 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the Citigroup B.I.G. Index on December 31, 1995 would have grown to $18,238 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                      1 YEAR    5 YEAR   10 YEAR
                                                      ------    ------   -------
Quality Bond Fund                                      2.50%     5.47%     6.12%
Citigroup B.I.G. Index                                 2.57%     5.93%     6.19%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(2)
                                                            ------------------
Collateralized Mortgage Obligations                                 41.7%
Agency Obligations                                                  28.6%
U.S. Treasury Obligations                                           24.9%
Corporate Bonds                                                      3.4%
Asset Backed Securities                                              1.4%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 3.11% for the twelve-month period ending December 31, 2005, compared to the 2.26% return for its benchmark, the CSFB High Yield Bond Index.

High-yield corporate bonds narrowly lagged the broad bond market for the first time since 2002. The high-yield market was quite volatile for much of the year, driven by high valuations, increased attention from hedge funds and buyout firms, and supply concerns resulting from the downgrades of GM and Ford to below-investment-grade status.

Several factors contributed to the Fund's outperformance of its Index. A concentration in middle-tier credits--which were the best performers during the year--enhanced relative performance. In addition, our avoidance of the most speculative credits helped the Fund dodge any credit land mines, such as the recent bankruptcy filing of independent power producer Calpine.

Another positive factor was our willingness to invest in fallen angels--bond issuers that historically had investment-grade credit ratings but recently fell on hard times--as they generally have strong incentives to regain their investment-grade status. Examples from 2005 included AT&T, Tyco, Lucent Technologies, Kodak, GMAC, and Ford Motor.

We took steps to reduce the Fund's risk profile in 2005 by gradually shifting toward higher-quality issues; our investments in fallen angels helped in this regard. Another theme that influenced the Fund's investments was the growing presence of buyout firms. Modest returns in the stock and bond markets prompted buyout funds--flush with investor cash and facing limited opportunities elsewhere--to aggressively seek out leveraged buyout (LBO) targets. We tried to avoid individual issues with characteristics that would be conducive to an LBO.

Valuations remain stretched in the high-yield market, but we believe that any correction will occur gradually. Nonetheless, we intend to continue lowering the Fund's risk profile by adding higher-quality bonds and reducing interest rate sensitivity through higher-coupon bonds with shorter maturities.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1996 -- DECEMBER 31, 2005

PENN SERIES HIGH YIELD BOND FUND                  CSFB HIGH YIELD BOND INDEX

     12/31/1995  10,000                                    10,000

     12/31/1996  11,387                                    11,242

     12/31/1997  13,184                                    12,662

     12/31/1998  13,815                                    12,735

     12/31/1999  14,401                                    13,153

     12/31/2000  13,870                                    12,468

     12/31/2001  14,830                                    13,188

     12/31/2002  15,335                                    13,597

     12/31/2003  18,882                                    17,394

     12/31/2004  20,905                                    19,472

     12/31/2005  21,555                                    19,912

An investment of $10,000 in the High Yield Bond Fund on December 31, 1995 would have grown to $21,555 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 1995 would have grown to $19,912 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                      1 YEAR    5 YEAR   10 YEAR
                                                      ------    ------   -------
High Yield Bond Fund                                   3.11%     9.22%     7.98%
CSFB High Yield Bond Index                             2.26%     9.82%     7.13%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(2)
                                                            ------------------
Bonds
 Credit  quality - B rated                                          61.4%
 Credit quality - BB rated                                          22.1%
 Credit quality - CCC rated                                         10.6%
 Non rated                                                           1.6%
 Credit quality - BBB rated                                          1.4%
 Credit quality - CC rated                                           0.2%
Equity Securities                                                    2.7%
                                                                  ------
                                                                  100.00%
                                                                  ======

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 7.84% for the twelve-month period ending December 31, 2005, compared to the 4.91% return for its benchmark, the S&P 500 Index.

Performance was driven largely by the Fund's stock holdings (mainly stock selection in financials) and minimal exposure to the weak bond market. Cash balance was relatively high because of strong inflows to the Fund and because cash was preferred to extended exposure in the bond market. Convertible bonds yielded the weakest results for the Fund over the year.

Traditional value sectors--Financials, Energy, and Utilities--were solid performers. Energy issues continued to dominate performance for the year, despite a fourth-quarter pullback tied to the decline in oil prices from record highs earlier in the year. The major area of weakness in stocks was the Consumer Discretionary sector, with disappointments from media and automobile stocks.

The convertibles portion was largely impacted by the purchase, the largest of the year, of a General Motors bond that subsequently slipped in price. We believe the yield-to-put on this bond is extremely attractive, outweighing short-term weakness in the underlying stock, which is under pressure from investor concerns that the automaker may declare bankruptcy. Several convertibles, including Corning and Loews Corp., were called, but produced positive returns for the Fund.

Reflecting a more uncertain economic environment, we are cautious about rising interest rates, the sustained high price of oil, and a general slowing of growth. The equity portion of the Fund is near all-time highs and we expect to reduce equity exposure in 2006. We continue to overweight insurance stocks. Despite weakness of our media stocks, we believe in their core assets and unique content, and expect to maintain our positions. The past year's weakness has produced attractive valuations for convertible bonds, and we look to increase the Fund's exposure to that asset group.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1996 -- DECEMBER 31, 2005

 PENN SERIES FLEXIBLY MANAGED FUND                              S&P 500 INDEX

     12/31/1995  10,000                                            10,000

     12/31/1996  11,637                                            12,296

     12/31/1997  13,458                                            16,398

     12/31/1998  14,278                                            21,084

     12/31/1999  15,302                                            25,521

     12/31/2000  18,702                                            23,196

     12/31/2001  20,626                                            20,440

     12/31/2002  20,816                                            15,923

     12/31/2003  27,044                                            20,493

     12/31/2004  32,068                                            22,720

     12/31/2005  34,583                                            23,836

An investment of $10,000 in the Flexibly Managed Fund on December 31, 1995 would have grown to $34,583 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 1995 would have grown to $23,836 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                      1 YEAR    5 YEAR   10 YEAR
                                                      ------    ------   -------
Flexibly Managed Fund                                  7.84%    13.08%    13.21%
S&P 500 Index                                          4.91%     0.54%     9.08%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(2)
                                                            ------------------
Financials                                                          20.2%
Consumer Discretionary                                              16.6%
Materials & Processing                                              12.6%
Health Care                                                         11.9%
Technology                                                           8.8%
Industrials                                                          8.7%
Energy                                                               6.4%
Consumer Staples                                                     5.2%
Utilities                                                            5.0%
Telecommunications                                                   3.7%
Bonds                                                                0.9%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percent of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCK FUND

The Penn Series Growth Stock Fund returned 6.14% for the twelve-month period ending December 31, 2005, compared to the 5.26% return for its benchmark, the Russell 1000 Growth Index.

On an absolute basis, Financials was one of the best-performing sectors in the portfolio. Our focus on capital markets companies made a significant contribution on a relative basis as well, with State Street, UBS, Ameritrade, and others posting strong returns. For most of the past year, we have focused on capital markets companies because we believe they have good earnings prospects and will not be unduly harmed by the rising interest-rate environment. Fortunately, we also identified some solid performers in the insurance and commercial banks segments, including Hartford Financial Services and Anglo Irish Bank.

Our stock selection in Technology, particularly in communications equipment and Internet, also proved beneficial. LCD glass maker Corning and leading Internet search firm Google notched some of the largest gains in the period and were strong relative contributors. Some of this benefit was offset by a large position in Dell, which sank on disappointing earnings. Although Dell faces challenges, it remains a top-10 holding because we believe that its business will improve as corporations expand their capital expenditures.

The largest detractor for the period was our position in the Industrials and Business Services sector. Many of our chosen stocks, including Cendant, Tyco, and Deere, did not live up to our expectations and weighed down our relative results. Among other detractors, an overweight on media companies in the Consumer sector proved especially unhelpful.

For 2006, we expect slower but still solid economic growth and slowing inflation. In this environment, we are optimistic that the companies we have invested in will be able to sustain double-digit growth. We are also hopeful that as the market turns its attention to growth stocks, it will begin to reward companies such as GE and Microsoft, which have generated good operational performance but remain notably undervalued.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1996 -- DECEMBER 31, 2005

 PENN SERIES GROWTH STOCK FUND                         RUSSELL 1000 GROWTH INDEX

     12/31/1995  10,000                                          10,000

     12/31/1996  11,980                                          12,312

     12/31/1997  15,185                                          16,066

     12/31/1998  21,512                                          22,285

     12/31/1999  28,848                                          29,675

     12/31/2000  21,318                                          23,022

     12/31/2001  15,916                                          18,321

     12/31/2002  10,362                                          13,211

     12/31/2003  11,642                                          17,141

     12/31/2004  13,028                                          18,221

     12/31/2005  13,828                                          19,180

An investment of $10,000 in the Growth Stock Fund on December 31, 1995 would have grown to $13,828 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 1995 would have grown to $19,180 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                      1 YEAR    5 YEAR   10 YEAR
                                                      ------    ------   -------
Growth Stock Fund                                      6.14%    -8.29%     3.29%
Russell 1000 Growth Index                              5.26%    -3.58%     6.73%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(2)
                                                            ------------------
Technology                                                          23.0%
Financials                                                          20.0%
Health Care                                                         15.4%
Consumer Discretionary                                              15.4%
Industrials                                                          8.5%
Consumer Staples                                                     6.2%
Energy                                                               5.7%
Telecommunications                                                   3.6%
Materials & Processing                                               2.2%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 3.00% for the twelve-month period ending December 31, 2005, compared to the 7.05% return for its benchmark, the Russell 1000 Value Index.

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Stock selection within the Producer Durables sector detracted from performance relative to the Index during the one-year period. Shares of Deere fell sharply toward the end of the year after reporting an earnings decline based on lower manufacturing volume and slightly slower sales. Within the Utilities sector, Comcast hurt performance as shares fell due to a lowered earnings forecast for 2006 despite strong revenues throughout the year. In addition, stock selection within the Consumer Staples sector detracted from performance relative to the benchmark. Kraft Foods, Inc. was negatively affected by rising packaging costs due to high energy prices.

Stock selection within the Technology sector contributed positively to performance relative to the benchmark. Motorola benefited from strong product sales of its Razr phones late in the year. Our lack of exposure to IBM was also a contributor as the stock declined mid-year. And finally, stock selection within the Auto and Transportation sector also helped performance relative to the benchmark where the Fund avoided the worst falls of the autos but benefited from holding rail company Union Pacific Corp.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1996 -- DECEMBER 31, 2005

 PENN SERIES LARGE CAP VALUE FUND                       RUSSELL 1000 VALUE INDEX

     12/31/1995  10,000                                         10,000

     12/31/1996  12,519                                         12,164

     12/31/1997  15,646                                         16,443

     12/31/1998  17,147                                         19,013

     12/31/1999  17,010                                         20,411

     12/31/2000  19,160                                         21,842

     12/31/2001  18,700                                         20,621

     12/31/2002  15,902                                         17,420

     12/31/2003  20,317                                         22,652

     12/31/2004  22,927                                         26,387

     12/31/2005  23,615                                         28,247

An investment of $10,000 in the Large Cap Value Fund on December 31, 1995 would have grown to $23,615 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 1995 would have grown to $28,247 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                      1 YEAR    5 YEAR   10 YEAR
                                                      ------    ------   -------
Large Cap Value Fund                                   3.00%     4.27%     8.97%
Russell 1000 Value Index                               7.05%     5.28%    10.94%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(2)
                                                            ------------------
Health Care                                                        16.70%
Consumer Staples                                                   16.00%
Industrials                                                        15.60%
Financials                                                         14.70%
Energy                                                              8.40%
Technology                                                          8.30%
Materials & Processing                                              8.20%
Consumer Discretionary                                              5.80%
Telecommunications                                                  5.10%
Utilities                                                           1.20%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 1.20% for the twelve-month period ending December 31, 2005, compared to the 5.26% return for its benchmark, the Russell 1000 Growth Index.

The Fund's lack of exposure to the top performing Energy sector and stock selection in the Industrials and Technology sectors had the most negative impact on the Fund's performance in 2005. Several of the Fund's industrials holdings had negative returns during the year including Cintas Corporation, Illinois Tool Works, General Electric and Dover Corporation. Dell, a technology holding, was the Fund's worst performing stock in 2005. Other Technology holdings that experienced negative returns during the year were Cisco Systems, Oracle and Microsoft.

Positives for the year came primarily from the Health Care sector. Cardinal Health and Medtronic had strong returns. Several new purchases during the year including Gilead Sciences, Express Scripts and Amgen added significant value to the Fund. Finally, technology holding Texas Instruments and Materials & Processing holding Praxair appreciated significantly.

Going forward, we believe that the U.S. economy will continue to be strong in 2006, with Gross Domestic Product (GDP) between 3% and 3.5%. Core Consumer Price Index (CPI) continues to be calm with year-over-year increases of 2.1%. The December meeting minutes of the Federal Open Market Committee indicated that the end of interest rate increases may be in sight. If true, this should have a positive affect on the stock market in 2006. We feel our process is positioned to return above average rates of return over entire market cycles, and we continue to monitor economic events very closely.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
ABN AMRO ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 -- DECEMBER 31, 2005

     PENN SERIES LARGE CAP GROWTH FUND                 RUSSELL 1000 GROWTH INDEX

05/01/2002       10,000                                         10,000

12/31/2002       8,440                                          8,061

12/31/2003       10,602                                         10,459

12/31/2004       11,520                                         11,118

12/31/2005       11,658                                         11,703


An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have grown to $11,658. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have grown to $11,703.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                     1 YEAR   SINCE INCEPTION(2)
                                                     ------   ----------------
Large Cap Growth Fund                                 1.20%         4.27%
Russell 1000 Growth Index                             5.26%         4.38%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            ------------------
Technology                                                          22.9%
Industrials                                                         18.7%
Healthcare                                                          17.1%
Consumer Discretionary                                              16.3%
Financials                                                          15.7%
Materials & Processing                                               4.7%
Consumer Staples                                                     4.6%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Fund's inception date was May 1, 2002.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 Fund

The Penn Series Index 500 Fund returned 4.48% for the twelve-month period ending December 31, 2005, compared to the 4.91% return for its benchmark, the S&P 500 Index.

The economy continued to improve as we progressed through 2005. Unemployment dropped from 5.4% in January 2005 to 4.9% in December 2005. According to the Department of Labor, two million new jobs were created for the second consecutive year. The Federal Reserve kept inflation in check by increasing the short term Fed Funds rate eight times for a total of 200 basis points. With this, core inflation remained benign, even in the face of rising energy and commodity prices. Surprisingly, consumer confidence and consumer spending both remained high and the economy fired on all cylinders, despite spending more to heat their homes and fill up their gas tanks. Most corporations took the opportunity over the past year to refinance or reduce debt loads to improve their balance sheets. This translated in higher earnings, and also higher quality of earnings. U.S. companies were flush with cash and they employed that cash to grow either by expansion of current operations or through acquisitions. Those that could not find growth opportunities increased their dividends or provided unique one-time payouts. Capacity utilization stayed close to 80% for the year, which provided more positive clues as to the strength of U.S. companies. In all, there were so many reasons for domestic equities to have a good year and only a couple of reasons to hold it back. The result: a positive return for the S&P 500 Index.

Overall, there are many positives coming out of 2005 and leading U.S. equities into 2006. The economy is in good shape, more people are working than in recent past, inflation is in check and the stock market is coming off three consecutive positive quarters. We believe that large cap stocks are well positioned to have a good 2006, especially the Industrial, Basic Material and Information Technology sectors.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2005

        PENN SERIES INDEX 500 FUND                              S&P 500 INDEX

05/01/2000       10,000                                            10,000

12/31/2000       9,060                                             9,161

12/31/2001       7,974                                             8,073

12/31/2002       6,197                                             6,289

12/31/2003       7,958                                             8,093

12/31/2004       8,791                                             8,973

12/31/2005       9,185                                             9,414

An investment of $10,000 in the Index 500 Fund on May 1, 2000 would have been worth $9,185. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on May 1, 2000 would have been worth $9,414.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                           1 YEAR    5 YEAR   SINCE INCEPTION(2)
                                           ------    ------   ----------------
Index 500 Fund                              4.48%     0.28%         -1.31%
S&P 500 Index                               4.91%     0.54%         -1.06%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            ------------------
Financials                                                          21.2%
Technology                                                          15.1%
Healthcare                                                          13.3%
Industrials                                                         11.3%
Consumer Discretionary                                              10.9%
Consumer Staples                                                     9.5%
Energy                                                               9.3%
Utilities                                                            3.4%
Telecommunications                                                   3.0%
Materials & Processing                                               3.0%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 12.48% for the twelve-month period ending December 31, 2005, compared to the 12.10% return for its benchmark, the Russell Mid Cap Growth Index.

Good security selection in the major market sectors helped the Fund produce a solidly positive return for the year. Six of the portfolio's 10 sector positions beat their corresponding index sectors. The Utility, Consumer Discretionary and Energy sectors largely drove performance for the past year, a combined 33% weighting. In the wireless telecommunications industry, within the Utility sector, NII Holdings Inc, which provides digital wireless communication services in Latin America, was a leader for the year. In the apparel/footwear industry, an overweight in Chico's boosted performance. Chico's is a high-end specialty retail store that is largely insulated from higher oil prices. The oil and gas production industry performed well in the Energy sector. Ultra Petroleum Corp. was the largest contributor to the portfolio for the year. Ultra Petroleum Corp. engages in the acquisition, exploration, development, and production of oil and gas properties in the Green River Basin of Southwest Wyoming and Bohai Bay, China.

The main detractor from performance was the Health Care sector. The pharmaceuticals and biotechnology industries accounted for most of the underperformance for the year. Holding Sepracor Inc. a pharmaceutical company also detracted from performance. Sepracor Inc. was hurt when another firm filed for the generic form of one of Sepracor's primary drugs. We still like the company and are encouraged by the launch of its second-generation drug. Our biotechnology holdings also had a negative impact on relative results. Most of the underperformance in the biotechnology industry was due to weakness in company specific events.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2005

     PENN SERIES MID CAP GROWTH FUND                RUSSELL MID CAP GROWTH INDEX

05/01/2000       10,000                                        10,000

12/31/2000       8,750                                         8,069

12/31/2001       6,290                                         6,443

12/31/2002       4,240                                         4,677

12/31/2003       6,330                                         6,675

12/31/2004       7,050                                         7,708

12/31/2005       7,930                                         8,640

An investment of $10,000 in the Mid Cap Growth Fund on May 1, 2000 would have been worth $7,930. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Growth Index, during the same period. A $10,000 investment in the Russell Mid Cap Growth Index on May 1, 2000 would have been worth $8,640.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                                       SINCE
                                                 1 YEAR    5 YEAR   INCEPTION(2)
                                                 ------    ------   ----------
Mid Cap Growth Fund                               12.48%   -1.95%      -4.01%
Russell Mid Cap Growth Index                      12.10%    1.38%      -2.54%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            ------------------
Technology                                                          25.0%
Consumer Discretionary                                              17.3%
Healthcare                                                          16.5%
Industrials                                                         12.8%
Financials                                                          11.1%
Energy                                                              10.4%
Telecommunications                                                   2.5%
Materials & Processing                                               2.3%
Consumer Staples                                                     2.1%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 12.33% for the twelve-month period ending December 31, 2005, compared to the 12.65% return for its benchmark, the Russell Mid Cap Value Index.

Portfolio holdings in Energy and Health Care drove total return over the year. Within Energy, some of our exploration and production and coal mining companies performed particularly well. We continue to favor companies involved in coal, oil sands, Barnett shale and other non-conventional sources of oil and gas and believe they are likely to benefit over the long-term from supply constraints and high-energy prices. Within Health Care, one of our managed care companies and a pharmaceutical services company contributed substantially to total return. We are less enthusiastic about the sector than we were earlier this year given less attractive valuations; we decreased our allocation over the year but remain overweight versus the Index.

Portfolio holdings within Industrials, Financials and Materials also made positive contributions to 2005 total return. We have found some attractively valued investment opportunities within Industrials recently and are now overweight the sector as of year-end.

On the downside, negative stock selection in, and an overweight allocation to, Consumer Discretionary dampened the Fund's relative performance. This was the lowest-returning sector in the Index over the one-year period. An auto parts and equipment company and a home furnishing retailer had the largest negative effect on the Fund's absolute and relative returns. The less-robust performance of our Financials and the overall decline of our Consumer Staples holdings also detracted from our return relative to the Index.

We remain a pure mid-cap value product. We will continue to take advantage of the opportunities the market presents us with to buy high-quality companies at attractive valuations. Our Fund has lower price-to-earnings ratios than the market and our benchmark, higher historical and future earnings growth and higher return-on-equity. We believe our strong bottom-up stock selection abilities will drive solid absolute and relative performance in 2006 and beyond.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
NEUBERGER BERMAN MANAGEMENT, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2005

        PENN SERIES MID CAP VALUE FUND               RUSSELL MID CAP VALUE INDEX

05/01/2000       10,000                                      10,000

12/31/2000       12,349                                      11,752

12/31/2001       11,958                                      12,026

12/31/2002       10,832                                      10,865

12/31/2003       14,822                                      15,002

12/31/2004       18,256                                      18,559

12/31/2005       20,507                                      20,906

An investment of $10,000 in the Mid Cap Value Fund on May 1, 2000 would have grown to $20,507. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2000 would have grown to $20,906.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                                       SINCE
                                                 1 YEAR    5 YEAR   INCEPTION(2)
                                                 ------    ------   ----------
Mid Cap Value Fund                                12.33%   10.68%      13.58%
Russell Mid Cap Value Index                       12.65%   12.21%      13.90%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            ------------------
Consumer Discretionary                                              28.4%
Energy                                                              22.7%
Financials                                                          18.7%
Industrials                                                          8.8%
Health Care                                                          5.8%
Technology                                                           5.2%
Utilities                                                            4.8%
Consumer Staples                                                     3.5%
Materials & Processing                                               2.1%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned 8.20% for the twelve-month period ending December 31, 2005, compared to the 12.65% return for its benchmark, the Russell Mid Cap Value Index.

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Stock selection and an overweight position within the Consumer Discretionary sector and stock selection within the Materials & Processing sector were the primary detractors to relative performance. Share prices of Interpublic Group Co., the advertising and marketing services company, declined following the announcement of lower than expected quarterly earnings. Operating margins declined as revenues did not meet analysts' expectations due to weak organic growth including account losses and net divestitures.

Within the Materials & Processing sector, the Fund suffered as the share prices of paper and packaging companies, Meadwestvaco Corp. and Pactiv Corp., declined due to margin compression as a result of higher raw material and energy costs along with softening demand.

An overweight position within the Energy sector was the primary contributor to relative portfolio performance. In particular, the portfolio benefited from having an overweight position in the oil well equipment industry where stocks advanced due to a positive fundamental outlook and higher oil prices. In addition, stock selection and an underweight position within the Consumer Staples sector contributed to portfolio performance relative to the benchmark.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 -- DECEMBER 31, 2005

        PENN SERIES STRATEGIC VALUE FUND             RUSSELL MID CAP VALUE INDEX

05/01/2002       10,000                                        10,000

12/31/2002       8,575                                         8,380

12/31/2003       10,730                                        11,570

12/31/2004       13,332                                        14,314

12/31/2005       14,425                                        16,124

An investment of $10,000 in the Strategic Value Fund on May 1, 2002 would have grown to $14,425. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2002 would have grown to $16,124.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                     1 YEAR   SINCE INCEPTION(2)
                                                     ------   ----------------
Strategic Value Fund                                  8.20%         10.49%
Russell Mid Cap Value Index                          12.65%         13.91%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            ------------------
Consumer Discretionary                                             19.60%
Materials & Processing                                             16.60%
Financials                                                         13.80%
Technology                                                         12.00%
Industrials                                                        10.00%
Utilities                                                           7.70%
Health Care                                                         6.70%
Energy                                                              6.10%
Consumer Staples                                                    4.10%
Telecommunications                                                  3.40%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Fund's inception date was May 1, 2002.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 6.27% for the twelve-month period ending December 31, 2005, compared to the 4.15% return for its benchmark, the Russell 2000 Growth Index.

While most economic sectors ended the year modestly ahead in 2005, the year will be most remembered by the dramatic rise in oil prices and the dominant performance of the energy sector. The surge in oil and natural gas prices drove energy-related companies to record earnings, dramatically boosting their stock prices. The Energy sector alone contributed close to two-thirds of the Russell 2000 Growth Index's annual performance.

Other sectors that showed leadership--Industrials, Materials, and Health Care--are among the most economically sensitive sectors, suggesting of a strong economy despite the high commodity prices. The Fund had an overall greater exposure in such sectors, but a light weighting in the best performing Energy sector hindered its return. The Fund, however, enjoyed substantial added returns provided by our bottom up stock selection process, contributing to most of its outperformance relative to the Index for the year.

There is increasing evidence of a shift in momentum towards growth stocks. Growth oriented small capitalization companies have outperformed value in the last two quarters of the year, after trailing for the past five years. High earnings growth companies have built up strong balance sheets, and the out of favor status has led them to better relative valuations.

Even as the stock market struggled to post strong results for the 2005 year, the U.S. economy has shown to be stronger than many expected. Recent economic reports showed rising productivity, solid job growth, boosted consumer and business confidence, and moderating inflation figures. Additionally, corporate profits have steadily outpaced forecasts and stock prices are looking less expensive comparatively.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
BJURMAN, BARRY & ASSOCIATES
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 1997 -- DECEMBER 31, 2005

[GRAPHIC OMITTED]

An investment of $10,000 in the Small Cap Growth Fund on May 1, 1997 would have grown to $32,197. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on May 1, 1997 would have grown to $16,058.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                                       SINCE
                                                 1 YEAR    5 YEAR   INCEPTION(2)
                                                 ------    ------   ----------
Small Cap Growth Fund                             6.27%    -3.50%      14.44%
Russell 2000 Growth Index                         4.15%     2.28%       5.62%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                  PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            --------------------
Technology                                                            29.5%
Healthcare                                                            24.5%
Industrials                                                           14.3%
Consumer Discretionary                                                13.5%
Energy                                                                 7.6%
Consumer Staples                                                       6.1%
Financials                                                             4.5%
                                                                     -----
                                                                     100.0%
                                                                     =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Fund's inception date was May 1, 1997.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 3.67% for the twelve-month period ending December 31, 2005, compared to the 4.71% return for its benchmark, the Russell 2000 Value Index.

After falling behind the benchmark earlier in the year, the Fund registered a solid fourth quarter to modestly trail the Index in 2005. Consistent with recent trends, the market moved in response to changes in commodity prices. During the one-year period, stock selection was strongest in the Energy and Consumer Cyclical sectors, while holdings in the Technology and Industrials sectors detracted from results.

In Energy, stock selection drove performance. Our approach to the sector has been focused on North American natural gas companies that have a favorable mix of competitively low cost structures, positive reserve trends, and disciplined management teams.

In Transportation, AirTran Holdings Inc. capitalized on the struggles at larger airline carriers. We believe AirTran benefited due to its competitively low cost structure and modern fleet, which enabled it to better handle rising fuel costs. In particular, during the fourth quarter of 2005, AirTran reported surprisingly strong traffic that helped propel its stock higher.

In Technology, Ditech Communications Corp., a telecommunication equipment supplier for voice networks, fell amid concerns of declining revenue due to the Sprint/Nextel merger and potential customer loss if the new combined entity selects an alternative provider. We trimmed the stock over the year due to the changed risk profile.

We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1996 -- DECEMBER 31, 2005

PENN SERIES SMALL CAP VALUE FUND                        RUSSELL 2000 VALUE INDEX

     12/31/1995  10,000                                          10,000

     12/31/1996  13,504                                          12,137

     12/31/1997  16,613                                          15,994

     12/31/1998  15,091                                          14,963

     12/31/1999  14,890                                          14,740

     12/31/2000  16,935                                          18,105

     12/31/2001  19,771                                          20,645

     12/31/2002  16,458                                          18,285

     12/31/2003  28,941                                          26,702

     12/31/2004  33,247                                          32,643

     12/31/2005  34,467                                          34,180

An investment of $10,000 in the Small Cap Value Fund on December 31, 1995 would have grown to $30,393 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 1995 would have grown to $34,180 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                      1 YEAR    5 YEAR   10 YEAR
                                                      ------    ------   -------
Small Cap Value Fund                                   3.67%    15.14%    11.76%
Russell 2000 Value Index                               4.71%    13.55%    13.08%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(2)
                                                            ------------------
Financials                                                          35.3%
Industrials                                                         17.1%
Consumer Discretionary                                              14.9%
Technology                                                          10.7%
Energy                                                               5.3%
Materials                                                            4.9%
Utilities                                                            4.3%
Healthcare                                                           4.1%
Consumer Staples                                                     2.5%
Telecommunications                                                   0.9%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 16.77% for the twelve-month period ending December 31, 2005, compared to the 14.02% return for its benchmark, the MSCI EAFE Index.

It has been another strong year for international equities, extending the run to the third consecutive year. The three best performing sectors in the Index (Energy, Industrials and Materials) with a combined weight of roughly 26%, contributed almost half of the return of the Index. We had very little investments in Industrials and Materials and nothing in Energy. The common thread of our lack of investment in those sectors has been our focus on predictable businesses, which can sustain growth for years to come. For years, we have not been able to find our kind of companies to invest in these sectors.

As for Japan, the valuations we have found for the stocks we like were un-appetizing and are even more so now. We value business based on clean normalized earnings or based on a normalized free cash flow basis. It has been difficult to find a lot of sustainable growth in Japan, which is reasonably priced. Our exposure to emerging markets remains high at around 25%. We do not intend to go above these levels. The larger emerging market countries we are invested in are: Korea, India, Brazil and South Africa. All the stocks we own there are extremely well entrenched domestically or globally competitive players, growing in the mid-teens or better and selling at significant discounts to what we believe they are worth.

High quality consumer staples from all over the world, especially from the emerging markets, are approximately 30% of the Fund. We have no cyclicals or restructuring stories, all we own are high-quality companies. Low quality has been outperforming strongly and we believe this space should underperform over the next few years, especially in terms of larger cap companies.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VONTOBEL ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1996 -- DECEMBER 31, 2005

PENN SERIES INTERNATIONAL EQUITY FUND                           MSCI EAFE INDEX

     12/31/1995  10,000                                            10,000

     12/31/1996  11,687                                            10,604

     12/31/1997  12,904                                            10,793

     12/31/1998  15,336                                            12,951

     12/31/1999  22,344                                            16,443

     12/31/2000  18,173                                            14,148

     12/31/2001  13,063                                            11,147

     12/31/2002  11,764                                            9,401

     12/31/2003  15,629                                            13,084

     12/31/2004  20,319                                            15,792

     12/31/2005  23,726                                            18,006

An investment of $10,000 in the International Equity Fund on December 31, 1995 would have grown to $23,726 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 1995 would have grown to $18,006 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                      1 YEAR    5 YEAR   10 YEAR
                                                      ------    ------   -------
International Equity Fund                              16.77%    5.48%     9.02%
MSCI EAFE Index                                        14.02%    4.94%     6.18%

COUNTRY ALLOCATION AS OF 12/31/05
                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(2)
                                                            ------------------
United Kingdom                                                     26.60%
Switzerland                                                        11.50%
Spain                                                              10.10%
India                                                               7.70%
Japan                                                               7.60%
Australia                                                           6.60%
Korea                                                               5.80%
Ireland                                                             5.00%
Brazil                                                              4.70%
Hong Kong                                                           3.90%
Mexico                                                              3.70%
South Africa                                                        2.30%
Belgium                                                             1.60%
Netherlands                                                         1.60%
France                                                              1.30%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percent of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned 12.97% for the twelve-month period ending December 31, 2005, compared to the 14.04% return for its benchmark, the Dow Jones Wilshire Real Estate Securities Index.

For the Fund, security selection in the Regional Retail and Manufactured Housing sectors contributed positively to performance. Underweighting Mills Corp. and overweighting Simon Property Group drove the positive security selection in the Regional Retail sector. The positive security selection in the Manufactured Housing sector was a result of only holding Equity Lifestyle Properties, which was the best performer in the sector.

Security selection was a drag on performance in the Office and Apartment sectors. In the Office sector, not holding Arden Realty during a period of strong performance and overweighting Mack-Cali detracted from performance. Within the Apartment sector, we were overweight in Home Properties, which underperformed. Overall, sector allocation was a drag on performance, led by an underweight to the Regional Retail sector.

We believe that healthy economic growth should continue in 2006 resulting in improved real estate fundamentals. We predict that strong real estate fundamentals may lead to strong cash flow growth at the company level. We expect earnings growth to be stronger in the 2005-2006 period than in the 2004-2005 period as the real estate recovery has taken hold in all property sectors. We believe that this stronger earnings growth should lead to larger dividend increases at the individual company level during 2006 compared to 2005.

In this expanding economy, we will focus on companies with a high relative probability of improving cash flow growth. We will look for opportunities in companies with attractive valuations (regardless of sector). With all property sectors seeing improvement, the key to performance will be identifying those companies, which can take advantage of the improvement in real estate fundamentals to the greatest extent.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
HEITMAN REAL ESTATE SECURITIES LLC
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 -- DECEMBER 31, 2005

            PENN SERIES REIT FUND      DJ WILSHIRE REAL ESTATE SECURITIES INDEX

05/01/2002       10,000                                 10,000

12/31/2002       9,245                                  9,355

12/31/2003       12,525                                 12,822

12/31/2004       16,975                                 17,281

12/31/2005       19,177                                 19,708

An investment of $10,000 in the REIT Fund on May 1, 2002 would have grown to $19,177. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the DJ Wilshire Real Estate Securities Index, during the same period. A $10,000 investment in the DJ Wilshire Real Estate Securities Index on May 1, 2002 would have grown to $19,708.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/05

                                                     1 YEAR   SINCE INCEPTION(2)
                                                     ------   ----------------
REIT Fund                                            12.97%         19.40%
DJ Wilshire Real Estate Securities Index             14.04%         20.32%


PORTFOLIO COMPOSITION AS OF 12/31/05

                                                                PERCENT OF
                                                            TOTAL INVESTMENTS(3)
                                                            ------------------
Apartments                                                          18.5%
Office                                                              18.1%
Regional Malls                                                      15.0%
Strip Centers                                                       11.7%
Hotels                                                              11.5%
Diversified                                                          7.2%
Self-Storage                                                         6.0%
Mixed Industrial/Office                                              4.8%
Industrial                                                           3.1%
Net Lease                                                            2.0%
Factory Outlets                                                      1.3%
Manufactured Homes                                                   0.8%
                                                                   -----
                                                                   100.0%
                                                                   =====

---------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Fund's inception date was May 1, 2002.
(3) Portfolio holdings are presented as a percent of total investments before short-term investments and collateral for securities lending.

IMPORTANT INFORMATION ABOUT FUND EXPENSES
(UNAUDITED)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2005 and held through December 31, 2005. The examples illustrate your fund's costs in two ways:

o ACTUAL FUND PERFORMANCE in the table below provides information about actual account values and actual expenses. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

o HYPOTHETICAL 5% ANNUAL RETURN is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case -- because the return used is not the fund's actual return -- the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    BEGINNING     ENDING                  EXPENSES
                                                                                     ACCOUNT     ACCOUNT     ANNUALIZED     PAID
                                                                                      VALUE       VALUE       EXPENSE      DURING
                                                                                     7/1/05      12/31/05      RATIO       PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,016.60      0.49%        $2.50
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,022.73      0.49%        $2.50
------------------------------------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,010.80      0.61%        $3.08
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,022.14      0.61%        $3.10
------------------------------------------------------------------------------------------------------------------------------------
 QUALITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,007.80      0.62%        $3.12
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,022.10      0.62%        $3.14
------------------------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,027.20      0.85%        $4.36
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.91      0.85%        $4.34
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    BEGINNING     ENDING                  EXPENSES
                                                                                     ACCOUNT     ACCOUNT     ANNUALIZED     PAID
                                                                                      VALUE       VALUE       EXPENSE      DURING
                                                                                     7/1/05      12/31/05      RATIO       PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
 FLEXIBLY MANAGED FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,066.10      0.83%        $4.33
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,021.02      0.83%        $4.23
------------------------------------------------------------------------------------------------------------------------------------
 GROWTH STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,075.40      0.97%        $5.08
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.31      0.97%        $4.95
------------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,064.10      0.87%        $4.52
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.83      0.87%        $4.42
------------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,055.10      0.85%        $4.41
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.92      0.85%        $4.33
------------------------------------------------------------------------------------------------------------------------------------
 INDEX 500 FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,056.20      0.35%        $1.81
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,023.44      0.35%        $1.79
------------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,112.20      0.98%        $5.20
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.28      0.98%        $4.97
------------------------------------------------------------------------------------------------------------------------------------
 MID CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,086.20      0.84%        $4.40
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.98      0.84%        $4.27
------------------------------------------------------------------------------------------------------------------------------------
 STRATEGIC VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,059.00      1.06%        $5.49
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,019.88      1.06%        $5.38
------------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,070.50      1.02%        $5.30
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.08      1.02%        $5.17
------------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,056.70      1.14%        $5.93
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,019.43      1.14%        $5.83
------------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,146.60      1.20%        $6.47
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,019.18      1.20%        $6.09
------------------------------------------------------------------------------------------------------------------------------------
 REIT FUND
------------------------------------------------------------------------------------------------------------------------------------
 Actual Fund Performance                                                            $1,000.00   $1,068.50      1.01%        $5.26
------------------------------------------------------------------------------------------------------------------------------------
 Hypothetical 5% Annual Return                                                      $1,000.00   $1,020.12      1.01%        $5.13
------------------------------------------------------------------------------------------------------------------------------------

---------------
* Expenses are equal to the fund's annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days), then divided by 365.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
MONEY MARKET FUND


                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 40.3%
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 6.7%
Cargill, Inc.
 4.250%, 01/06/06                                               $2,000   $ 1,999
General Electric, Inc.
 4.170%, 01/17/06                                                1,200     1,198
 4.250%, 01/24/06                                                  250       250
 4.150%, 01/25/06                                                1,100     1,097
 4.250%, 01/26/06                                                  297       296
                                                                         -------
                                                                           4,840
                                                                         -------
FOOD & BEVERAGE -- 3.4%
Anheuser Busch
 4.330%, 03/28/06                                                2,500     2,475
                                                                         -------
FINANCE -- 17.5%
Avon Capitol Finance
 4.250%, 01/04/06                                                2,000     2,000
Barclay US
 4.250%, 02/10/06                                                2,800     2,787
Citi Group, Inc.
 4.330%, 02/13/06                                                2,000     1,990
Massmutual Funding
 4.250%, 01/24/06                                                3,000     2,992
UBS Finance
 4.280%, 01/17/06                                                3,000     2,995
                                                                         -------
                                                                          12,764
                                                                         -------
INSURANCE -- 3.4%
Metlife, Inc.
 4.330%, 02/21/06                                                2,000     1,988
 4.380%, 03/20/06                                                  500       496
                                                                         -------
                                                                           2,484
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 4.1%
Caterpillar, Inc.
 4.250%, 01/09/06                                                1,000       999
 4.260%, 01/23/06                                                2,000     1,995
                                                                         -------
                                                                           2,994
                                                                         -------
MEDICAL SERVICES & EQUIPMENT -- 4.0%
Societe Gene Co.
 4.350%, 01/17/06                                                1,700     1,697
 4.380%, 03/17/06                                                1,250     1,239
                                                                         -------
                                                                           2,936
                                                                         -------
SPECIAL PURPOSE ENTITY -- 1.2%
Private Expo
 4.250%, 01/05/06                                                  850       850
                                                                         -------
TOTAL COMMERCIAL PAPER
(COST $29,343)                                                            29,343
                                                                         -------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 37.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.5%
General Dynamics Corp.
 2.125%, 05/15/06                                                  550       546
United Technologies Corp.
 4.875%, 11/01/06                                                2,000     1,995
                                                                         -------
                                                                           2,541
                                                                         -------

                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANKING -- 5.4%
American Express Bank
 4.081%, 11/16/06                                               $1,000   $ 1,000
Bank of America Corp.
 7.125%, 09/15/06                                                1,500     1,525
Bank One Corp.
 6.500%, 02/01/06                                                  750       751
BCH Cayman Islands Santango
 6.500%, 02/15/06                                                  130       131
Suntrust Bank
 2.500%, 05/04/06                                                  325       323
Wells Fargo Co.
 5.900%, 05/21/06                                                  207       208
                                                                         -------
                                                                           3,938
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.0%
Texas Instruments, Inc.
 6.125%, 02/01/06                                                1,410     1,412
                                                                         -------
FINANCE -- 24.7%
American General Finance Corp.
 2.600%, 05/15/06                                                  100        99
Bank One Corporation
 6.125%, 02/15/06                                                  300       301
Bear Stearns Co. Inc.
 3.000%, 03/30/06                                                  250       249
Citi Group, Inc.
 5.750%, 05/10/06                                                  760       763
Citicorp
 7.125%, 05/15/06                                                  388       392
CS First Boston
 7.750%, 05/15/06                                                1,100     1,113
First Bank System, Inc.
 5.875%, 03/15/06                                                  390       391
Household Finance Corp.
 6.500%, 01/24/06                                                2,628     2,631
HSBC Finance Corp.
 3.375%, 02/21/06                                                  225       225
International Lease Finance Corp.
 4.000%, 01/17/06                                                  465       465
Lehman Brothers Holdings, Inc.
 6.625%, 02/05/06                                                1,500     1,503
Merrill Lynch & Co
 6.250%, 01/15/06                                                  500       500
 7.000%, 03/15/06                                                  500       501
 2.470%, 03/10/06                                                  120       119
Morgan Stanley
 6.100%, 04/15/06                                                3,000     3,016
National Rural Utilities
 3.000%, 02/15/06                                                  655       654
 6.000%, 05/15/06                                                  185       186
Santander Financial Issuances
 7.000%, 04/01/06                                                1,000     1,006
 7.250%, 05/30/06                                                  143       145
Toyota Motor Credit Co.
 4.314%, 01/25/06                                                3,000     3,000
Washington Mutual
 6.250%, 05/15/06                                                  682       686
                                                                         -------
                                                                          17,945
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
MONEY MARKET FUND


                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------
CORPORATE BONDS -- (CONTINUED)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT & SERVICES -- 0.4%
Pitney Bowes, Inc.
 5.875%, 05/01/06                                               $  300   $   301
                                                                         -------
PHARMACEUTICALS -- 0.9%
Merck & Co.
 5.250%, 07/01/06                                                  425       426
Pfizer Inc.
 5.625%, 02/01/06                                                  220       220
                                                                         -------
                                                                             646
                                                                         -------
TECHNOLOGY -- 0.9%
BP Capital Markets
 2.350%, 06/15/06                                                  500       495
Honeywell International
 8.625%, 04/15/06                                                  150       152
                                                                         -------
                                                                             647
                                                                         -------
TELECOMMUNICATIONS -- 0.1%
Pacific Bell
 5.875%, 02/15/06                                                  100       100
                                                                         -------
TOTAL CORPORATE BONDS
(COST $27,530)                                                            27,530
                                                                         -------
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES -- 14.9%
--------------------------------------------------------------------------------
HEALTHCARE -- 1.7%
Barton Healthcare, LLC
 4.450%, 02/15/25                                                  255       255
Fairview Hospital & Healthcare Services
 4.480%, 11/01/15                                                  300       300
St. Francis Healthcare Foundation
 4.920%, 08/01/12                                                  685       685
                                                                         -------
                                                                           1,240
                                                                         -------
MUNICIPAL BONDS -- 10.5%
Berks County, PA, Industrial Development
Authority 4.550%, 06/01/15                                         450       450
Columbia County, GA Development
Authority 4.350%, 03/01/10                                         900       900
Harris County, TX, Sports Authority Special
Revenue 4.410%, 11/15/30                                         2,200     2,200
Illinois Development Finance Authority
 4.450%, 11/01/14                                                  600       600
Montgomery County, PA Industrial Development
Authority 4.550%, 03/01/10                                         645       645
New York, NY -- Subseries-A-9
 4.380%, 11/01/23                                                2,000     2,000
Philadelphia Authority-For Industrial
  Development-Marketplace
 4.380%, 07/01/10                                                  870       870
                                                                         -------
                                                                           7,665
                                                                         -------
PARKING FACILITIES -- 2.7%
Liliha Parking LP
 4.920%, 08/01/24                                                1,960     1,960
                                                                         -------
TOTAL VARIABLE RATE DEMAND NOTES
(COST $10,865)                                                            10,865
                                                                         -------

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds-
 Tempfund                                                    2,509,943   $ 2,510
Evergreen Prime Cash Management Money
 Market Fund                                                 2,497,114     2,497
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,007)                                                              5,007
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $72,745)                                                           $72,745
                                                                         =======

______________
+   See Note 1 to Financial Statements.






-------------------------------------------------------------------------------
   MATURITY                                MARKET        % OF
   SCHEDULE                             VALUE (000)    PORTFOLIO   (CUMULATIVE)
-------------------------------------------------------------------------------
  1 --   7 days                           $20,721        28.5%         28.5%
  8 --  14 days                               999         1.4%         29.9%
 15 --  30 days                            19,117        26.3%         56.9%
 31 --  60 days                            12,062        16.6%         73.5%
 61 --  90 days                             5,470         7.5%         80.3%
 91 -- 120 days                             4,174         5.7%         86.0%
121 -- 150 days                             4,616         6.3%         92.3%
over 150 days                               5,586         7.7%        100.0%
 ---------------------------------------------------------------
                                          $72,745       100.0%
                                          =======       ======

Average Weighted Maturity -- 55 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
LIMITED MATURITY BOND FUND


                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 28.3%
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES -- 5.1%
 3.375%, 01/15/07                                              $ 3,000   $ 3,799
                                                                         -------
U.S. TREASURY NOTES -- 23.2%
 4.250%, 10/31/07#                                               3,000     2,991
 4.125%, 08/15/08#                                               8,000     7,956
 4.250%, 10/15/10#                                               4,000     3,979
 4.375%, 12/15/10                                                2,500     2,502
                                                                         -------
                                                                          17,428
                                                                         -------
TOTAL U.S. TREASURY NOTES
(COST $21,162)                                                            21,227
                                                                         -------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 18.9%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK -- 8.0%
 3.250%, 01/03/06                                                6,000     5,998
                                                                         -------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.6%
 6.850%, 09/15/19                                                  553       498
 6.000%, 10/15/30                                                1,458     1,476
                                                                         -------
                                                                           1,974
                                                                         -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.3%
 5.000%, 01/25/12++                                              1,098        15
 5.500%, 02/25/28                                                1,474     1,485
 4.410%, 12/01/33                                                3,326     3,281
 3.500%, 04/01/34                                                1,514     1,470
                                                                         -------
                                                                           6,251
                                                                         -------
TOTAL AGENCY OBLIGATIONS
(COST $14,399)                                                            14,223
                                                                         -------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 27.3%
--------------------------------------------------------------------------------
Asset Securitization Corp.
 7.400%, 10/13/26                                                  798       814
                                                                         -------
Atherton Franchisee Loan Funding
 6.720%, 05/15/20                                                2,405     2,482
                                                                         -------
Bear Stearns Commercial Mortgage Securities
 6.080%, 02/15/35                                                1,322     1,339
                                                                         -------
Conseco Finance Securitizations Corp.
 5.790%, 04/01/24                                                  694       695
                                                                         -------
Enterprise Mortgage Acceptance Co.
 6.380%, 01/15/25                                                  339       336
                                                                         -------
GE Capital Commercial Mortgage Corp.
 6.079%, 05/15/33                                                  602       614
 5.033%, 12/10/35                                                  105       105
 5.560%, 06/10/38                                                  847       855
                                                                         -------
                                                                           1,574
                                                                         -------
Green Tree Financial Corp.
 7.650%, 04/15/19                                                  472       488
 7.250%, 09/15/26                                                  466       481
 7.330%, 03/01/30                                                  368       371
 6.500%, 02/01/31                                                1,120     1,136
                                                                         -------
                                                                           2,476
                                                                         -------
JP Morgan Chase Commercial Mortgage Security Corp.
 5.822%, 05/12/34                                                1,250     1,280
 5.464%, 10/12/35                                                1,482     1,490
 4.278%, 05/15/41                                                1,223     1,202
                                                                         -------
                                                                           3,972
                                                                         -------

                                                               PAR        VALUE
                                                              (000)       (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
 6.410%, 12/15/19                                           $    1,435   $ 1,465
 6.058%, 06/15/20                                                  808       824
 5.401%, 03/15/26                                                  443       444
 4.567%, 06/15/29                                                1,000       988
 4.821%, 04/15/30                                                2,000     1,981
                                                                         -------
                                                                           5,702
                                                                         -------
Morgan Stanley Capital I, Inc.
 5.020%, 10/15/35                                                  505       504
                                                                         -------
NationsLink Funding Corp.
 7.229%, 06/20/31                                                   52        54
                                                                         -------
PNC Mortgage Acceptance Corp.
 5.910%, 03/12/34                                                  576       586
                                                                         -------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $20,750)                                                            20,534
                                                                         -------
                                                              NUMBER
                                                            OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- TempFund          2,659,082     2,659
Evergreen Prime Cash Management Money Market Fund            1,913,146     1,913
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,572)                                                              4,572
                                                                         -------
                                                               PAR
                                                              (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 19.4%
--------------------------------------------------------------------------------
Institutional Money Market Trust
 3.9110%, 01/03/06                                          $   14,599    14,599
                                                                         -------
(COST $14,599)
TOTAL INVESTMENTS -- 100.0%
(COST $75,482)                                                           $75,155
                                                                         =======

______________
+  See Note 1 to Financial Statements.
#  Security position is either entirely or partially on loan.
++ Interest only. "Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) affect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows on December 31, 2005."

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
QUALITY BOND FUND


                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------
CORPORATE BONDS -- 3.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.6%
United Technologies Corp.
 5.400%, 05/01/35                                              $ 1,000   $   996
                                                                         -------
AUTOMOBILES & RELATED -- 0.4%
Ford Motor Co.
 7.450%, 07/16/31                                                1,000       680
                                                                         -------
CABLE OPERATORS -- 0.9%
Tele-Communications, Inc.
 9.875%, 06/15/22                                                1,000     1,358
                                                                         -------
PHARMACEUTICALS -- 0.6%
Genetech, Inc.
 5.250%, 07/15/35                                                1,000       964
                                                                         -------
RETAIL -- 0.6%
Wal-Mart Stores, Inc
 5.250%, 09/01/35                                                1,000       971
                                                                         -------
TOTAL CORPORATE BONDS
(COST $4,829)                                                              4,969
                                                                         -------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 22.4%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 13.6%
 5.375%, 02/15/31                                               19,700    22,129
                                                                         -------
U.S. TREASURY INFLATION INDEXED NOTES -- 5.4%
 3.375%, 01/15/07                                                7,000     8,865
                                                                         -------
U.S. TREASURY NOTES -- 3.4%
 4.375%, 12/15/10                                                4,000     4,003
 4.500%, 11/15/15                                                1,500     1,512
                                                                         -------
                                                                           5,515
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $36,326)                                                            36,509
                                                                         -------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 25.7%
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK -- 10.2%
 3.250%, 01/03/06                                               16,600    16,595
                                                                         -------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.4%
 6.850%, 09/15/19                                                4,054     3,654
 4.500%, 03/15/26                                                5,222     5,162
                                                                         -------
                                                                           8,816
                                                                         -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.0%
 5.500%, 08/15/21++                                                347         9
 5.500%, 02/25/28                                                5,898     5,939
 6.000%, 10/15/30                                                5,830     5,904
 3.500%, 04/01/34                                                4,541     4,408
                                                                         -------
                                                                          16,260
                                                                         -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.1%
 9.000%, 10/15/30                                                   20        22
 9.000%, 11/15/30                                                   66        73
 9.000%, 11/15/30                                                  103       113
                                                                         -------
                                                                             208
                                                                         -------
TOTAL AGENCY OBLIGATIONS
(COST $42,188)                                                            41,879
                                                                         -------

                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 37.5%
--------------------------------------------------------------------------------
Atherton Franchisee Loan Funding
 7.230%, 04/15/12                                               $2,609   $ 2,695
                                                                         -------
Bank Of America Commercial Mortgage, Inc.
 7.109%, 11/15/31                                                3,207     3,294
                                                                         -------
Conseco Finance Securitizations Corp.
 7.620%, 05/01/31                                                  506       508
 7.470%, 02/01/32                                                  770       775
 7.730%, 04/01/32                                                  413       398
 5.790%, 05/01/33                                                2,776     2,779
                                                                         -------
                                                                           4,460
                                                                         -------
Enterprise Mortgage Acceptance Co.
 6.380%, 01/15/25                                                1,221     1,208
                                                                         -------
GE Capital Commercial Mortgage Corp.
 6.079%, 05/15/33                                                2,408     2,455
 5.560%, 06/10/38                                                4,459     4,503
                                                                         -------
                                                                           6,958
                                                                         -------
Green Tree Financial Corp.
 7.240%, 11/15/28                                                  785       282
 6.080%, 12/01/30                                                  154       154
 7.330%, 04/01/31                                                1,471     1,485
                                                                         -------
                                                                           1,921
                                                                         -------
JP Morgan Chase Commercial Mortgage Security Corp.
 5.822%, 05/12/34                                                6,250     6,399
 5.464%, 10/12/35                                                5,927     5,962
 4.278%, 05/15/41                                                6,359     6,249
                                                                         -------
                                                                          18,610
                                                                         -------
LB-UBS Commercial Mortgage Trust
 6.410%, 12/15/19                                                5,741     5,860
 6.058%, 06/15/20                                                3,233     3,295
 5.401%, 03/15/26                                                1,277     1,280
 4.567%, 06/15/29                                                6,000     5,932
 4.821%, 04/15/30                                                3,000     2,972
                                                                         -------
                                                                          19,339
                                                                         -------
PNC Mortgage Acceptance Corp.
 7.520%, 07/15/08                                                  231       234
 5.910%, 03/12/34                                                2,304     2,344
                                                                         -------
                                                                           2,578
                                                                         -------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $61,821)                                                            61,063
                                                                         -------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 1.3%
--------------------------------------------------------------------------------
Railcar Leasing L.L.C.
 7.125%, 01/15/13                                                2,000     2,121
                                                                         -------
(COST $2,011)


                                                              NUMBER OF
                                                               SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -- TempFund                                            5,611,007    5,611
Evergreen Prime Cash Management
 Money Market Fund                                            7,607,128    7,607
                                                                          ------
TOTAL SHORT-TERM INVESTMENTS
(COST $13,218)                                                            13,218
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
QUALITY BOND FUND


                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 1.9%
--------------------------------------------------------------------------------
Institutional Money Market Trust
 3.9110%, 01/03/06                                             $2,908   $  2,908
Societe Generale Time Deposit
 3.7500%, 01/03/06                                                104        104
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $3,012)                                                              3,012
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $163,405)                                                         $162,771
                                                                        ========

____________________
+  See Note 1 to Financial Statements.
#  Security position is either entirely or partially on loan.
++ Interest only.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                  PAR      VALUE
                                                                 (000)    (000)+
--------------------------------------------------------------------------------
CORPORATE BONDS -- 96.0%
--------------------------------------------------------------------------------
ADVERTISING -- 1.8%
Advanstar Communications, Inc.
 10.750%, 08/15/10                                               $  125   $  137
 12.000%, 02/15/11                                                  175      184
Advanstar, Inc.
 15.000%, 10/15/11                                                  150      157
Affinity Group, Inc.
 10.875%, 02/15/12                                                   78       76
Lamar Advertising Co.
 2.875%, 12/31/10                                                   250      264
R.H. Donnelley Finance Corp.
 10.875%, 12/15/12                                                  575      649
WDAC Subsidiary Corp. 144A @
 8.375%, 12/01/14                                                    75       73
                                                                          ------
                                                                           1,540
                                                                          ------
AEROSPACE & DEFENSE -- 1.8%
BE Aerospace, Inc.
 8.500%, 10/01/10                                                    75       80
 8.875%, 05/01/11                                                   300      315
GenCorp, Inc.^
 9.500%, 08/15/13                                                   497      534
Moog, Inc. 144A @
 6.250%, 01/15/15                                                   100       99
 6.250%, 01/15/15                                                   100       99
Sequa Corp.
 9.000%, 08/01/09                                                    50       53
TD Funding Corp.
 8.375%, 07/15/11                                                   150      158
Vought Aircraft Industries, Inc.
 8.000%, 07/15/11                                                   200      187
                                                                          ------
                                                                           1,525
                                                                          ------
AGRICULTURAL PRODUCTS -- 0.1%
IMC Global, Inc.
 10.875%, 06/01/08                                                   25       28
 11.250%, 06/01/11                                                   25       27
 10.875%, 08/01/13                                                   50       58
                                                                          ------
                                                                             113
                                                                          ------
AUTOMOBILES & RELATED -- 4.2%
Autocam Corp.
 10.875%, 06/15/14                                                  225      157
Commercial Vehicle Group, Inc. 144A @
 8.000%, 07/01/13                                                    50       50
Ford Motor Credit Co.
 7.375%, 10/28/09                                                 1,200    1,064
Hertz Corporation 144A @
 8.875%, 01/01/14                                                   375      382
 10.500%, 01/01/16                                                  475      489
NationsRent Inc.
 9.500%, 10/15/10                                                   175      191
Rexnord Corp.
 10.125%, 12/15/12                                                  400      430
Sunstate Equipment Co LLC 144A @
 10.500%, 04/01/13                                                  200      202
Tenneco, Inc.
 8.625%, 11/15/14                                                    75       71

                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- (CONTINUED)
TRW Automotive Holdings Corp.
 9.375%, 02/15/13                                                 $182    $  197
 11.000%, 02/15/13                                                  12        14
Visteon Corp.
 7.000%, 03/10/14                                                  375       290
                                                                          ------
                                                                           3,537
                                                                          ------
BANKING -- 0.2%
CCM Merger Incorporated 144A @
 8.000%, 08/01/13                                                  150       144
                                                                          ------
BROADCAST/MEDIA -- 2.6%
Echostar DBS Corp.
 6.625%, 10/01/14                                                  300       288
Fisher Communications, Inc.
 8.625%, 09/15/14                                                   75        79
Gray Television, Inc.
 9.250%, 12/15/11                                                  250       267
Lighthouse International Co. SA 144A @
 8.000%, 04/30/14                                                  275       345
Medianews Group, Inc.
 6.875%, 10/01/13                                                  175       167
 6.375%, 04/01/14                                                   50        46
Quebecor Media, Inc.
 11.125%, 07/15/11                                                 200       217
Sinclair Broadcast Group
 8.000%, 03/15/12                                                  300       309
Videotron Ltee
 6.875%, 01/15/14                                                  175       177
 6.375%, 12/15/15 144A @                                            50        50
XM Satellite Radio, Inc.
 14.000%, 12/31/09                                                  75        80
 12.000%, 06/15/10                                                 170       191
                                                                          ------
                                                                           2,216
                                                                          ------
BUILDING & BUILDING SUPPLIES -- 1.0%
Ainsworth Lumber Co. Ltd.
 7.250%, 10/01/12                                                  125       113
Building Materials Corp. of America
 7.750%, 08/01/14                                                  325       314
Dycom Industries, Inc. 144A @
 8.125%, 10/15/15                                                  175       175
Norcraft Cos. LP
 9.000%, 11/01/11                                                  200       207
                                                                          ------
                                                                             809
                                                                          ------
BUILDING & REAL ESTATE -- 0.6%
Brand Services, Inc.
 12.000%, 10/15/12                                                 225       236
Mobile Mini, Inc.
 9.500%, 07/01/13                                                  125       138
WCI Communities, Inc.
 9.125%, 05/01/12                                                  100       100
 7.875%, 10/01/13                                                   50        47
                                                                          ------
                                                                             521
                                                                          ------
BUILDING PRODUCTS & SUPPLIES -- 0.3%
Texas Industries, Inc. 144A @
 7.250%, 07/15/13                                                  275       286
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CABLE OPERATORS -- 1.6%
Charter Communications Operating LLC 144A @
 8.000%, 04/30/12                                                 $625    $  622
CSC Holdings, Inc.
 7.625%, 04/01/11                                                  125       125
 6.750%, 04/15/12 144A @                                           300       284
Echostar Communications Corp.
 5.750%, 05/15/08                                                  125       122
Mediacom Broadband LLC
 11.000%, 07/15/13                                                 150       161
 8.500%, 10/15/15 144A @                                            75        69
                                                                          ------
                                                                           1,383
                                                                          ------
CHEMICALS -- 4.2%
Arco Chemical Co.
 10.250%, 11/01/10                                                  75        83
 9.800%, 02/01/20                                                   75        84
Borden U.S. Finance Corp./Nova Scotia Finance ULC 144A @
 9.000%, 07/15/14                                                  200       198
Compass Minerals International, Inc.
 11.333%, 06/01/13+                                                525       454
Crompton Corp.
 9.875%, 08/01/12                                                   50        57
Equistar Chemicals LP
 8.750%, 02/15/09                                                   50        53
Huntsman Co. LLC
 11.625%, 10/15/10                                                 163       186
Huntsman International LLC
 9.875%, 03/01/09                                                  225       238
Koppers, Inc.
 9.875%, 10/15/13                                                  325       353
Lyondell Chemical Co.
 9.625%, 05/01/07                                                   25        26
 9.500%, 12/15/08                                                   74        78
 11.125%, 07/15/12                                                 100       112
 10.500%, 06/01/13                                                 275       313
Phosphate Resource Partners LP
 7.000%, 02/15/08                                                  100       102
Resolution Performance Products LLC
 9.500%, 04/15/10                                                  200       203
Rhodia SA
 10.250%, 06/01/10                                                 350       383
Rockwood Specialties, Inc.
 10.625%, 05/15/11                                                 200       219
Terra Capital
 11.500%, 06/01/10                                                 125       140
United Agri Products
 8.250%, 12/15/11                                                  198       209
                                                                          ------
                                                                           3,491
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.1%
Globix Corp.^
 11.000%, 05/01/08                                                  32        29
SS & C Technologies Inc 144A @
 11.750%, 12/01/13                                                  75        77
                                                                          ------
                                                                             106
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.4%
UGS Corp.
 10.000%, 06/01/12                                                 275       300
                                                                          ------

                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- 1.6%
Activant Solutions, Inc.
 10.054%, 04/01/10 144A @                                         $100    $  103
 10.065%, 04/01/10 144A @                                           25        26
Haights Cross Operating Co.^
 11.750%, 08/15/11                                                 175       185
Sungard Data Systems, Inc.
 9.125%, 08/15/13 144A @                                           575       595
 10.250%, 08/15/15 144A @                                          250       250
Unisys Corp.
 7.875%, 04/01/08                                                  100        99
 8.000%, 10/15/12                                                   75        70
                                                                          ------
                                                                           1,328
                                                                          ------
COMPUTERS & OFFICE EQUIPMENT -- 0.3%
Xerox Corp.
 6.875%, 08/15/11                                                   50        52
 7.625%, 06/15/13                                                  150       158
 7.200%, 04/01/26                                                   75        79
                                                                          ------
                                                                             289
                                                                          ------
CONSUMER PRODUCTS -- 3.2%
Acco Brands Corp.
 7.625%, 08/15/15                                                  225       212
Equinox Holdings Ltd.
 9.000%, 12/15/09                                                  100       107
FTD, Inc.
 7.750%, 02/15/14                                                  269       266
Gregg Appliances
 9.000%, 02/01/13                                                  125       113
Jostens Holdings Corp.
 11.180%, 12/01/13+                                                525       389
Jostens IH Corp.
 7.625%, 10/01/12                                                  325       327
Leslie's Poolmart
 7.750%, 02/01/13                                                  275       276
Norcraft Holdings/Capital
 11.468%, 09/01/12+                                                200       142
Rayovac Corp.
 8.500%, 10/01/13                                                  150       131
Sealy Mattress Co.
 8.250%, 06/15/14                                                  275       283
Simmons Bedding Co. 144A @
 7.875%, 01/15/14                                                  100        93
 11.681292%, 12/15/14+                                             225       122
Spectrum Brands, Inc.
 7.375%, 02/01/15                                                  275       230
                                                                          ------
                                                                           2,691
                                                                          ------
CONTAINERS -- 2.6%
AEP Industries, Inc.
 7.875%, 03/15/13                                                  200       196
Ball Corp.
 6.875%, 12/15/12                                                   75        78
Bway Corp.
 10.000%, 10/15/10                                                 200       209
Crown Americas Inc., Sr. Notes 144A @
 7.625%, 11/15/13                                                  175       182
Graphic Packaging International Corp.
 8.500%, 08/15/11                                                  150       151
 9.500%, 08/15/13                                                  125       120

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTAINERS -- (CONTINUED)
Greif Brothers Corp.
 8.875%, 08/01/12                                                 $100    $  107
Owens-Brockway Glass Container, Inc.
 8.875%, 02/15/09                                                  325       339
 7.750%, 05/15/11                                                  100       104
 8.750%, 11/15/12                                                  150       161
 8.250%, 05/15/13                                                  150       155
Owens-Illinois, Inc.
 7.350%, 05/15/08                                                   75        76
Plastipak Holdings LLC 144A @
 8.500%, 12/15/15                                                  125       126
Solo Cup Co.
 8.500%, 02/15/14                                                  100        88
Stone Container Corp.
 9.750%, 02/01/11                                                  100       101
                                                                          ------
                                                                           2,193
                                                                          ------
COSMETICS & TOILETRIES -- 0.2%
Chattem, Inc.
 7.000%, 03/01/14                                                  150       152
                                                                          ------
DISTRIBUTION SERVICES -- 0.5%
ADESA Corp.
 7.625%, 06/15/12                                                  200       199
Aviall, Inc.
 7.625%, 07/01/11                                                  200       205
                                                                          ------
                                                                             404
                                                                          ------
DIVERSIFIED OPERATIONS -- 1.7%
Bombadier, Inc.
 6.750%, 05/01/12 144A @                                           475       440
 6.300%, 05/01/14 144A @                                           150       131
Fisher Scientific International, Inc. 144A @
 6.125%, 07/01/15                                                  300       300
Leucadia National Corp.
 7.000%, 08/15/13                                                  275       274
Nell AF Sarl 144A @
 8.375%, 08/15/15                                                  300       297
                                                                          ------
                                                                           1,442
                                                                          ------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.9%
Celestica, Inc.
 7.875%, 07/01/11                                                  225       227
Flextronics International Ltd.
 6.250%, 11/15/14                                                  225       222
Freescale Semiconductor, Inc.
 6.875%, 07/15/11                                                  175       184
 7.125%, 07/15/14                                                  225       240
L-3 Communications Corp. 144A @
 6.375%, 10/15/15                                                  225       225
Sanmina-SCI Corp.
 10.375%, 01/15/10                                                  25        28
Spanion LLC 144A @
 11.250%, 01/15/16                                                 150       143
Stats Chippac, Inc.
 6.750%, 11/15/11                                                  100        97
Telex Communications, Inc.^
 11.500%, 10/15/08                                                 200       214
                                                                          ------
                                                                           1,580
                                                                          ------

                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- 7.6%
AES Corp.
 9.375%, 09/15/10                                                 $125    $  137
 8.875%, 02/15/11                                                  450       487
 7.750%, 03/01/14                                                   75        79
 9.000%, 05/15/15 144A @                                           525       575
Allegheny Energy Supply Co. LLC
 7.800%, 03/15/11                                                   50        55
 8.250%, 04/15/12 144A @                                            25        28
Alpha Natural Resources LLC
 10.000%, 06/01/12                                                 200       216
CMS Energy Corp.
 9.875%, 10/15/07                                                  350       375
 8.500%, 04/15/11                                                   50        55
Dynegy Holdings, Inc.
 9.875%, 07/15/10                                                   50        55
 10.125%, 07/15/13 144A @                                          275       311
EL Paso Production Holding Co.
 7.750%, 06/01/13                                                  125       130
Hilcorp Energy Co.
 10.500%, 09/01/10 144A @^                                         300       332
 7.750%, 11/01/15 144A @                                            50        51
Invensys Plc 144A @
 9.875%, 03/15/11                                                  225       223
Massey Energy Co. 144A @
 6.875%, 12/15/13                                                  225       227
Midwest Generation LLC
 8.750%, 05/01/34                                                  275       303
Mirant Americas Generation, LLC+++
 8.300%, 05/01/11                                                  350       443
Mirant North America LLC 144A @
 7.375%, 12/31/13                                                  450       455
NRG Energy, Inc.
 8.000%, 12/15/13                                                  524       584
Orion Power Holdings, Inc.
 12.000%, 05/01/10                                                 300       339
Sierra Pacific Resources
 8.625%, 03/15/14                                                  450       487
Texas Genco LLC/Texas Genco Financing Corp. 144A @
 6.875%, 12/15/14                                                  300       326
Utilicorp Canada Finance Corp.
 7.750%, 06/15/11                                                  150       154
                                                                          ------
                                                                           6,427
                                                                          ------
ENTERTAINMENT & LEISURE -- 2.7%
AMC Entertainment, Inc.
 8.625%, 08/15/12                                                   75        79
 8.000%, 03/01/14                                                  100        91
AMF Bowling Worldwide, Inc.
 10.000%, 03/01/10                                                 200       198
Cinemark, Inc.
 9.000%, 02/01/13                                                  100       106
 10.133%, 03/15/14+                                                625       463
Herbst Gaming, Inc.
 8.125%, 06/01/12                                                   50        52
 7.000%, 11/15/14                                                  225       224
K2, Inc.
 7.375%, 07/01/14                                                  200       199
LCE Acquisition Corp.
 9.000%, 08/01/14                                                  100       101

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                  PAR      VALUE
                                                                 (000)    (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- (CONTINUED)
Marquee Holdings, Inc.
 13.133%, 08/15/14+                                              $  400   $  255
Six Flags, Inc.
 8.875%, 02/01/10                                                    50       49
 9.750%, 04/15/13                                                   100       98
 9.625%, 06/01/14                                                    50       49
Town Sports International, Inc.
 9.625%, 04/15/11                                                    75       80
Warner Music Group
 7.375%, 04/15/14                                                   200      199
                                                                          ------
                                                                           2,243
                                                                          ------
FINANCE -- 6.1%
Alamosa Delaware, Inc.
 11.000%, 07/31/10                                                  377      425
Alliance One International Series 144A @
 11.000%, 05/15/12                                                   75       66
BCP Caylux Holdings Luxembourg SCA
 9.625%, 06/15/14                                                   310      345
Couche-Tard U.S./Finance
 7.500%, 12/15/13                                                   325      335
E*TRADE Financial Corp.
 8.000%, 06/15/11                                                   550      572
FBOP Capital Trust II 144A @^
 10.000%, 01/15/09                                                  150      160
Fti Consulting 144A @
 7.625%, 06/15/13                                                   200      206
General Motors Acceptance Corp.
 6.750%, 12/01/14                                                 1,725    1,552
 8.000%, 11/01/31                                                   400      383
Global Cash Access LLC
 8.750%, 03/15/12                                                   204      217
IAAI Finance Corp.
 11.000%, 04/01/13                                                  175      184
Poster Financial Group Inc.
 8.750%, 12/01/11                                                   225      232
Rafealla Apparel Group 144A @
 11.250%, 06/15/11                                                  225      221
Stone Container Finance
 7.375%, 07/15/14                                                   250      228
                                                                          ------
                                                                           5,126
                                                                          ------
FOOD & BEVERAGES -- 1.5%
Agrilink Foods, Inc.^
 11.875%, 11/01/08                                                   69       71
B&G Foods, Inc.
 8.000%, 10/01/11                                                   275      281
Del Monte Corp.
 8.625%, 12/15/12                                                    75       80
 6.750%, 02/15/15                                                    75       73
Dole Foods Co.
 8.625%, 05/01/09                                                    75       77
 8.875%, 03/15/11                                                   175      180
Le-Natures, Inc. 144A @
 10.000%, 06/15/13                                                  200      211
Pierre Foods, Inc.
 9.875%, 07/15/12                                                   100      102
Wornick Co.
 10.875%, 07/15/11                                                  200      205
                                                                          ------
                                                                           1,280
                                                                          ------

                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTHCARE -- 3.4%
Community Health Systems, Inc.
 6.500%, 12/15/12                                                 $175    $  171
Concentra Operating Corp.
 9.500%, 08/15/10                                                  100       104
 9.125%, 06/01/12                                                  175       180
Fresenius Medical Care Capital Trust II
 7.875%, 02/01/08                                                   25        26
Genesis HealthCare Corp.
 8.000%, 10/15/13                                                  225       237
HCA-The Healthcare Corp.
 8.750%, 09/01/10                                                  425       470
 6.375%, 01/15/15                                                  375       379
Team Health, Inc. 144A @
 11.250%, 12/01/13                                                 175       179
Tenet Healthcare Corp.
 6.500%, 06/01/12                                                  100        92
 7.375%, 02/01/13                                                   75        69
 9.875%, 07/01/14                                                  175       177
Triad Hospitals, Inc.
 7.000%, 05/15/12                                                  100       102
 7.000%, 11/15/13                                                  325       326
Vanguard Health Holding Co. II LLC
 9.000%, 10/01/14                                                  150       159
Ventas Realty LP/CPP Corp.
 6.750%, 06/01/10                                                   75        78
 6.500%, 06/01/16 144A @                                           150       151
                                                                          ------
                                                                           2,900
                                                                          ------
HOTELS & GAMING -- 4.4%
American Casino & Entertainment Properties LLC 144A@
 7.850%, 02/01/12                                                  250       256
Ameristar Casinos, Inc.
 10.750%, 02/15/09                                                 225       239
Boyd Gaming Corp.
 8.750%, 04/15/12                                                   25        27
 7.750%, 12/15/12                                                  100       105
 6.750%, 04/15/14                                                  200       199
Felcor Lodging Lp
 9.000%, 06/01/11                                                   25        28
Majestic Holdings Co. LLC 144A @
 12.500%, 10/15/11                                                 125        90
Majestic Star Casino LLC 144A @
 9.500%, 10/15/10                                                   75        79
Mandalay Resort Group
 10.250%, 08/01/07                                                 225       240
Meristar Hospitality Corp.
 9.000%, 01/15/08                                                   75        78
 9.125%, 01/15/11                                                  125       136
MGM Mirage, Inc.
 9.750%, 06/01/07                                                  300       316
 6.000%, 10/01/09                                                  200       199
 8.500%, 09/15/10                                                  200       217
Mohegan Tribal Gaming
 6.875%, 02/15/15                                                  150       151
Penn National Gaming, Inc.
 6.750%, 03/01/15                                                  250       246
Pinnacle Entertainment
 8.250%, 03/15/12                                                  125       129
Resort International Hotel & Casino Inc.
 11.500%, 03/15/09                                                  25        28

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOTELS & GAMING -- (CONTINUED)
Station Casinos, Inc.
 6.000%, 04/01/12                                                 $150    $  150
 6.500%, 02/01/14                                                   25        25
 6.875%, 03/01/16                                                  475       486
Trump Entertainment Resorts
 8.500%, 06/15/15                                                  175       172
Wynn Las Vegas LLC/Corp.
 6.625%, 12/01/14                                                  150       147
                                                                          ------
                                                                           3,743
                                                                          ------
HOTELS & RESORTS -- 0.9%
Host Marriott LP
 7.125%, 11/01/13                                                   50        52
 6.375%, 03/15/15                                                  200       200
La Quinta Properties, Inc.
 8.875%, 03/15/11                                                  400       435
 7.000%, 08/15/12                                                   75        82
                                                                          ------
                                                                             769
                                                                          ------
INDUSTRIAL -- 0.2%
Chukchansi Economic Development Authority 144A @
 8.060%, 11/15/12                                                  125       128
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 0.9%
Case New Holland, Inc.
 9.250%, 08/01/11                                                  225       241
Columbus McKinnon Corp. 144A @
 8.875%, 11/01/13                                                  225       234
Dresser-Rand Group, Inc. 144A @
 7.375%, 11/01/14                                                   66        68
JLG Industries, Inc.
 8.375%, 06/15/12                                                  179       189
                                                                          ------
                                                                             732
                                                                          ------
MANUFACTURING -- 1.3%
Accuride Corp.
 8.500%, 02/01/15                                                  275       271
Aearo Corp.
 8.250%, 04/15/12                                                  200       203
Broder Bros. Co.
 11.250%, 10/15/10                                                  25        24
Foundation PA Coal Co.
 7.250%, 08/01/14                                                  175       181
General Cable Corp.
 9.500%, 11/15/10                                                  150       159
The Manitowoc Co., Inc.
 7.125%, 11/01/13                                                   75        77
Valmont Industries, Inc.
 6.875%, 05/01/14                                                  150       151
                                                                          ------
                                                                           1,066
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 1.0%
DaVita, Inc.
 6.625%, 03/15/13                                                   75        76
 7.250%, 03/15/15                                                  225       228
Quintiles Transnational Corp.
 10.000%, 10/01/13                                                 175       195
U.S. Oncology, Inc.
 9.000%, 08/15/12                                                  125       134
 10.750%, 08/15/14                                                  75        83
Warner Chilcott Corp.
 8.750%, 02/01/15                                                  125       115
                                                                          ------
                                                                             831
                                                                          ------

                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.7%
Biovail Corp.
 7.875%, 04/01/10                                                 $175    $  181
MQ Associates, Inc.^
 15.1643%, 08/15/12+                                               150        86
VWR International, Inc.
 6.875%, 04/15/12                                                   50        51
 8.000%, 04/15/14                                                  250       249
                                                                          ------
                                                                             567
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 1.2%
Century Aluminum Co.
 7.500%, 08/15/14                                                  125       123
Earle M. Jorgensen Co.
 9.750%, 06/01/12                                                  375       401
Gerdau AmeriSteel Corp.
 10.375%, 07/15/11                                                 175       193
Metals USA 144A @
 11.125%, 12/01/15                                                 100       103
Novelis,Inc. 144A@
 7.250%, 02/15/15                                                  225       210
                                                                          ------
                                                                           1,030
                                                                          ------
METALS & MINING -- 0.7%
Arch Western Finance LLC
 6.750%, 07/01/13                                                  150       153
Gibraltar Industries, Inc. 144A @
 8.000%, 12/01/15                                                  300       302
Neenah Corp. 144A @^
 11.000%, 09/30/10                                                 125       137
                                                                          ------
                                                                             592
                                                                          ------
OFFICE EQUIPMENT & SERVICES -- 0.1%
IKON Office Solutions, Inc. 144A@
 7.750%, 09/15/15                                                  100        98
                                                                          ------
OFFICE PROPERTY -- 0.2%
Saul Centers, Inc.
 7.500%, 03/01/14                                                  150       153
                                                                          ------
OIL & GAS -- 8.0%
AmeriGas Partners L.P.
 7.250%, 05/20/15                                                  375       383
ANR Pipeline Co.
 8.875%, 03/15/10                                                   50        54
Atlas Pipeline Partners 144A @
 8.125%, 12/15/15                                                   75        76
Chaparral Energy, Inc.
 8.500%, 12/01/15 144A @                                           300       311
Chesapeake Energy Corp.
 7.000%, 08/15/14                                                  125       130
 6.375%, 06/15/15                                                  225       225
 6.625%, 01/15/16                                                  375       380
Colorado Interstate Gas 144A @
 6.800%, 11/15/15                                                  175       179
Compton Petroleum Corp 144A @
 7.625%, 12/01/13                                                  200       205
Denbury Resources, Inc.
 7.500%, 04/01/13                                                  200       203
 7.500%, 12/15/15                                                   50        51
Dynegy Roseton/Danskammer LLC
 7.270%, 11/08/10                                                  175       176

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OIL & GAS -- (CONTINUED)
Encore Acquistion Co.
 7.250%, 12/01/17                                                 $200    $  198
Ferrellgas Partners LP
 8.750%, 06/15/12                                                  325       322
Forest Oil Corp.
 8.000%, 12/15/11                                                  100       109
Grant Prideco, Inc. 144A @
 6.125%, 08/15/15                                                   75        75
Hanover Compressor Co.
 9.000%, 06/01/14                                                   75        82
Hanover Equipment Trust
 8.750%, 09/01/11                                                  200       212
James River Coal Co.
 9.375%, 06/01/12                                                  200       209
Magnum Hunter Resources, Inc.
 9.600%, 03/15/12                                                   32        35
Ocean Rig Norway 144A @
 8.375%, 07/01/13                                                  225       240
Plains Exploration & Production Co.
 8.750%, 07/01/12                                                  125       135
Pogo Producing Co. 144A @
 6.875%, 10/01/17                                                   75        73
Pride International, Inc.
 7.375%, 07/15/14                                                  150       161
Range Resources Corp.
 7.375%, 07/15/13                                                   25        26
 6.375%, 03/15/15                                                  200       196
Southern Natural Gas Co.
 8.875%, 03/15/10                                                  300       322
Stone Energy Corp.
 8.250%, 12/15/11                                                  225       232
Swift Energy Co.
 7.625%, 07/15/11                                                  125       129
Universal Compression, Inc.
 7.250%, 05/15/10                                                  200       203
Whiting Petroleum Corp.
 7.250%, 05/01/13                                                  150       152
 7.000%, 02/01/14 144A @                                           275       276
Williams Cos., Inc.
 8.125%, 03/15/12                                                  575       628
 7.625%, 07/15/19                                                   50        54
 7.500%, 01/15/31                                                  150       155
 7.750%, 06/15/31                                                  100       107
                                                                          ------
                                                                           6,704
                                                                          ------
PAPER & RELATED PRODUCTS -- 1.8%
Boise Cascade LLC
 7.125%, 10/15/14                                                  325       303
Longview Fibre Co.
 10.000%, 01/15/09                                                 450       474
MDP Acquisitions Plc
 9.625%, 10/01/12                                                  350       350
Newpage Corp.
 9.943%, 05/01/12                                                  150       149
 10.000%, 05/01/12                                                  25        25
 12.000%, 05/01/13                                                  75        69
Norske Skog Canada Ltd
 7.375%, 03/01/14                                                  150       131
                                                                          ------
                                                                           1,501
                                                                          ------

                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.0%
AmerisourceBergen Corp. 144A @
 5.625%, 09/15/12                                                 $150    $  150
Jean Coutu Group, Inc.
 7.625%, 08/01/12                                                  250       246
Mylan Laboratories, Inc. 144A @
 5.750%, 08/15/10                                                  175       175
Omnicare, Inc.
 6.750%, 12/15/13                                                  100       101
 6.875%, 12/15/15                                                  125       127
                                                                          ------
                                                                             799
                                                                          ------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.5%
Eastman Kodak Co.
 7.250%, 11/15/13                                                  475       454
                                                                          ------
PRINTING & PUBLISHING -- 2.1%
Affinity Group, Inc.
 9.000%, 02/15/12                                                  125       125
American Achievement Corp.
 8.250%, 04/01/12                                                  275       279
Dex Media East LLC
 9.875%, 11/15/09                                                   75        81
 12.125%, 11/15/12                                                 292       342
Dex Media Finance/West
 8.500%, 08/15/10                                                   25        26
 9.875%, 08/15/13                                                  225       250
Houghton Mifflin Co.
 8.250%, 02/01/11                                                  175       181
Morris Publishing
 7.000%, 08/01/13                                                  275       260
Nebraska Book Co., Inc.
 8.625%, 03/15/12                                                  275       254
                                                                          ------
                                                                           1,798
                                                                          ------
RESTAURANTS -- 0.6%
Landry's Restaurants, Inc.
 7.500%, 12/15/14                                                  175       164
O'Charley's, Inc.
 9.000%, 11/01/13                                                  200       203
The Restaurant Company 144A @
 10.000%, 10/01/13                                                 175       162
                                                                          ------
                                                                             529
                                                                          ------
RETAIL -- 2.1%
Amazon.com Inc.
 4.750%, 02/01/09                                                  325       313
Dollar Financial Group, Inc.
 9.750%, 11/15/11                                                  175       180
GSC Holdings Corp. 144A @
 8.000%, 10/01/12                                                  675       635
Movie Gallery Inc.
 11.000%, 05/01/12                                                 250       195
Pathmark Stores, Inc.
 8.750%, 02/01/12                                                  150       140
Real Mex Restaurants Inc.
 10.250%, 04/01/10                                                 125       133
The Pantry, Inc.
 7.750%, 02/15/14                                                  200       200
                                                                          ------
                                                                           1,796
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 1.9%
Brand Intermediate Holdings, Inc. 144A @^
 13.000%, 10/15/13                                                $181    $  186
Brickman Group Ltd.
 11.750%, 12/15/09                                                 150       166
Coinmatch Corp.
 9.000%, 02/01/10                                                  276       289
Digicel Limited 144A @
 9.250%, 09/01/12                                                  200       206
Interface, Inc.
 10.375%, 02/01/10                                                 350       379
 9.500%, 02/01/14                                                   25        25
Mac-Gray Corp.
 7.625%, 08/15/15                                                  200       203
Mail-Well, Inc.
 9.625%, 03/15/12                                                  150       162
                                                                          ------
                                                                           1,616
                                                                          ------
SPECIAL PURPOSE ENTITY -- 1.6%
AAC Group Holding Corp
 12.185%, 10/01/12+                                                100        72
Canwest Media Inc.
 8.000%, 09/15/12                                                  312       319
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp.
 9.634%, 10/01/14+                                                  91        67
 10.275%, 10/01/14+                                                314       228
Jsg Funding Plc, Sr. Subordinated
 7.750%, 04/01/15                                                  200       166
Stripes Acq/Susser Financial 144A @
 10.625%, 12/15/13                                                 175       178
Universal City Florida Holding Co.
 11.750%, 04/01/10                                                 300       337
                                                                          ------
                                                                           1,367
                                                                          ------
TELECOMMUNICATIONS -- 8.8%
ACC Escrow Corp.
 10.000%, 08/01/11                                                  25        27
Allbritton Communications Company
 7.750%, 12/15/12                                                  275       276
American Tower Corp.
 7.250%, 12/01/11                                                   50        52
 7.500%, 05/01/12                                                   25        26
 3.000%, 08/15/12                                                  100       144
 7.125%, 10/15/12                                                  200       206
Centennial Communication
 10.000%, 01/01/13 144A @                                           50        51
 10.125%, 06/15/13                                                 100       109
 8.125%, 02/01/14                                                   25        25
DirecTV Holdings
 8.375%, 03/15/13                                                   50        54
 6.375%, 06/15/15                                                  350       342
Dobson Cellular Systems
 9.875%, 11/01/12                                                  150       165
Dobson Communications Corp.
 8.875%, 10/01/13                                                  225       224
Eircom Funding
 8.250%, 08/15/13                                                  250       268
Horizon PCS, Inc.
 11.375%, 07/15/12                                                 100       115
Insight Midwest LP/Insight Capital, Inc.
 9.750%, 10/01/09                                                  100       103
Intelsat Bermuda Ltd 144A@
 8.695%, 01/15/12                                                  350       356

                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
IPCS, Inc.
 11.500%, 05/01/12                                                $125    $  144
Iwo Escrow Co.
 9.424%, 01/15/15+                                                 100        72
MCI, Inc.
 7.688%, 05/01/09                                                   51        53
Nextel Communications, Inc.
 7.375%, 08/01/15                                                  125       132
Nextel Partners, Inc.
 8.125%, 07/01/11                                                  200       214
Panamsat Corp.
 9.000%, 08/15/14                                                  262       274
 10.846%, 11/01/14+                                                 25        18
Qwest Corp.
 7.875%, 09/01/11                                                  250       269
 8.875%, 03/15/12                                                  125       141
 6.671%, 06/15/13 144A @                                           225       243
Rogers Cable, Inc.
 6.750%, 03/15/15                                                  225       228
Rogers Wireless Communications, Inc.
 9.625%, 05/01/11                                                  250       288
 8.000%, 12/15/12                                                  825       873
 7.500%, 03/15/15                                                  100       108
Rural Cellular Corp.
 9.875%, 02/01/10                                                  125       132
 4.534%, 11/01/12 144A @+                                           75        76
Syniverse Technologies Inc.
 7.750%, 08/15/13                                                  200       202
Time Warner Telecom, Inc.
 10.125%, 02/01/11                                                 300       314
Ubiquitel Operating Co.
 9.875%, 03/01/11                                                  200       222
US LEC Corp.
 11.890%, 10/01/09                                                 200       215
US Unwired, Inc.
 10.000%, 06/15/12                                                 250       281
Wind Acquisition Fin SA 144A @
 10.750%, 12/01/15                                                 250       258
Zeus Special Sub Lmtd. 144A @
 10.276%, 02/01/15+                                                100        66
                                                                          ------
                                                                           7,366
                                                                          ------
TEXTILES & APPAREL -- 1.1%
Invista 144A @
 9.250%, 05/01/12                                                  600       641
Quiksilver, Inc. 144A @
 6.875%, 04/15/15                                                   50        48
Tandus Group
 9.750%, 02/15/10                                                  225       198
                                                                          ------
                                                                             887
                                                                          ------
TOBACCO -- 0.3%
RJ Reynolds Tobacco Hold 144A @
 6.500%, 07/15/10                                                  275       274
                                                                          ------
TRANSPORTATION & RELATED SERVICES -- 0.9%
CHC Helicopter Corp.
 7.375%, 05/01/14                                                  150       152
Petroleum Helicopters, Inc.
 9.375%, 05/01/09                                                  200       211

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
HIGH YIELD BOND FUND


                                                                  PAR     VALUE
                                                                 (000)    (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES -- (CONTINUED)
TFM Sa De Cv 144A @
 9.375%, 05/01/12                                                $100    $   110
Worldspan Lp/Ws Fin Corp.
 10.590%, 02/15/11                                                275        239
                                                                         -------
                                                                             712
                                                                         -------
WASTE MANAGEMENT -- 1.5%
Allied Waste North America, Inc.
 8.875%, 04/01/08                                                 200        211
 8.500%, 12/01/08                                                 175        184
 9.250%, 09/01/12                                                 100        108
 7.875%, 04/15/13                                                 175        181
Casella Waste Systems, Inc.
 9.750%, 02/01/13                                                 400        421
IMCO Recycling Escrow, Inc.
 9.000%, 11/15/14                                                 150        155
                                                                         -------
                                                                           1,260
                                                                         -------
TOTAL CORPORATE BONDS
(COST $80,514)                                                            80,798
                                                                         -------

                                                               NUMBER OF
                                                                SHARES
--------------------------------------------------------------------------------
COMMON STOCKS -- 1.6%
--------------------------------------------------------------------------------
FOOD & BEVERAGES -- 0.2%
Interstate Bakeries Corp.*^                                     19,200       143
                                                                           -----
OIL & GAS -- 0.2%
Williams Cos., Inc.                                              8,000       186
                                                                           -----
RETAIL -- 0.0%
Pathmark Stores, Inc.*^                                          1,532        15
                                                                           -----
TELECOMMUNICATIONS -- 1.1%
Dobson Communications Corp.*                                       168         1
Loral Space & Communications Ltd.*                               6,120       173
Nextel Partners, Inc.*                                           8,000       224
Orbimage, Inc.*^                                                 3,278        36
Rogers Wireless Communications, Inc.                             5,350       226
Telus Corp.                                                      5,575       224
                                                                           -----
                                                                             884
                                                                           -----
WASTE MANAGEMENT -- 0.1%
Synagro Technologies, Inc.                                      24,100       102
                                                                           -----
TOTAL COMMON STOCKS
(COST $1,312)                                                              1,330
                                                                           -----
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.0%
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 0.2%
Paxson Communications Corp. 13.25%                                  15         1
Spanish Braodcasting System^                                       153       165
                                                                           -----
                                                                             166
                                                                           -----
ENERGY RESOURCES & SERVICES -- 0.6%
Lucent Technologies Capital Trust                                  425       407
NRG Energy, Inc.                                                   100       127
                                                                           -----
                                                                             534
                                                                           -----

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.1%
Loral Skynet Corp. 144A @                                          386   $    38
Pegasus Satellite Communications, Inc.
  12.750% 144A @^                                                  296         3
                                                                         -------
                                                                              41
                                                                         -------
TEXTILES & APPAREL -- 0.1%
Anvil Holdings, Inc. 13.000% 144A @*^                           13,020        65
                                                                         -------
TOTAL PREFERRED STOCKS
(COST $1,204)                                                                806
                                                                         -------
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
ASAT Finance 144A @*^                                              100        --
IPCS, Inc.@*^                                                      300        --
KMC Telecom Holdings, Inc. 144A @*^                                200        --
MDP Acquisitions Plc*^                                             100         2
Mikohn Gaming Corp. 144A @*^                                       300         3
Orbimage, Inc.*^                                                   613         2
Pathmark Stores, Inc.*^                                          2,350         1
SW Acquistion LP 144A @*^                                          200         6
TravelCenters of America, Inc.*^                                   500         1
TravelCenters of America, Inc.*^                                 1,800         2
UbiquiTel, Inc. 144A @*^                                           900        --
                                                                         -------
TOTAL WARRANTS
(COST $104)                                                                   17
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(COST $1,206)                                                1,206,295   $ 1,206
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $84,340)                                                           $84,157
                                                                         =======
______________
+   See Note 1 to Financial Statements.
*   Non-income producing security.
+ Effective yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.
^ Illiquid security. The total market value of illiquid securities at December 31, 2005 is $2,378,000.
+++ Default security.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
FLEXIBLY MANAGED FUND


                                                              NUMBER      VALUE
                                                             OF SHARES    (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 57.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.7%
Lockheed Martin Corp.#                                         132,000   $ 8,399
                                                                         -------
AGRICULTURAL PRODUCTS -- 1.1%
Potash Corp. of Saskatchewan, Inc.                             181,000    14,520
                                                                         -------
BANKING -- 0.3%
Royal Bank of Scotland Group Plc ADR                           115,000     3,472
                                                                         -------
BROADCAST/MEDIA -- 2.9%
Comcast Corp.*#                                                290,000     7,528
Liberty Media Corp.*                                         1,034,000     8,138
Meredith Corp.                                                 157,000     8,218
Time Warner, Inc.                                              805,000    14,039
                                                                         -------
                                                                          37,923
                                                                         -------
CHEMICALS -- 1.5%
Du Pont (E.I.) De Nemours and Co.                              267,000    11,348
Octel Corp.                                                    453,000     7,370
                                                                         -------
                                                                          18,718
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 3.0%
First Data Corp.                                               341,000    14,666
Microsoft Corp.                                                927,000    24,241
                                                                         -------
                                                                          38,907
                                                                         -------
COMPUTERS & OFFICE EQUIPMENT -- 0.4%
Hewlett-Packard Co.#                                           176,000     5,039
                                                                         -------
CONSUMER PRODUCTS -- 2.7%
Altria Group, Inc.                                             147,000    10,984
Fortune Brands, Inc.#                                           62,000     4,837
Hasbro, Inc.#                                                  274,000     5,529
Loews Corp.-Carolina Group                                      62,000     2,727
Newell Rubbermaid, Inc.#                                       425,000    10,107
                                                                         -------
                                                                          34,184
                                                                         -------
DIVERSIFIED OPERATIONS -- 2.7%
General Electric Co.                                           442,000    15,492
Honeywell International, Inc.                                  319,000    11,883
Tyco International Ltd.#                                       258,500     7,460
                                                                         -------
                                                                          34,835
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.9%
Agilent Technologies, Inc.*                                    151,924     5,058
Intel Corp.#                                                   338,000     8,436
Texas Instruments, Inc.#                                       325,000    10,423
                                                                         -------
                                                                          23,917
                                                                         -------
ENERGY RESOURCES & SERVICES -- 3.3%
Duke Energy Corp.#                                             327,000     8,976
Entergy Corp.                                                  152,000    10,435
Exelon Corp.                                                    63,000     3,348
FirstEnergy Corp.                                              204,065     9,997
NiSource, Inc.                                                 186,000     3,880
Pinnacle West Capital Corp.                                     45,000     1,861
Unisource Energy Corp.                                         113,700     3,547
                                                                         -------
                                                                          42,044
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.2%
The Walt Disney Co.                                            111,000     2,661
                                                                         -------

                                                             NUMBER      VALUE
                                                            OF SHARES    (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCE -- 3.5%
Ameriprise Financial, Inc.                                   230,000    $  9,430
Charles Schwab Corp.                                         768,000      11,267
JPMorgan Chase & Co.#                                        289,000      11,470
Lehman Brothers Holdings, Inc.#                               49,000       6,280
Prudential Financial, Inc.                                    83,000       6,075
                                                                        --------
                                                                          44,522
                                                                        --------
FOOD & BEVERAGES -- 1.6%
Coca-Cola Co.                                                243,000       9,795
General Mills, Inc.                                          221,000      10,900
                                                                        --------
                                                                          20,695
                                                                        --------
INSURANCE -- 8.2%
American International Group, Inc.#                          217,000      14,806
Assurant, Inc.                                               195,000       8,480
Excel Limited                                                123,000       8,288
Genworth Financial, Inc.                                     410,000      14,178
Hartford Financial Services Group, Inc.                       51,400       4,415
Loews Corp.                                                   88,000       8,347
Marsh & McLennan Cos., Inc.                                  741,000      23,534
SAFECO Corp.                                                 159,000       8,983
St. Paul Cos., Inc.                                          142,000       6,343
White Mountains Insurance Group Ltd.                          14,000       7,820
                                                                        --------
                                                                         105,194
                                                                        --------
MACHINERY & HEAVY EQUIPMENT -- 0.9%
Deere & Co.                                                  170,000      11,579
                                                                        --------
MANUFACTURING -- 0.5%
Chemtura Corp.                                               473,541       6,014
                                                                        --------
MEDICAL SERVICES & EQUIPMENT -- 1.4%
Baxter International, Inc.                                   181,000       6,814
Cardinal Health, Inc.#                                       157,000      10,794
                                                                        --------
                                                                          17,608
                                                                        --------
MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
Boston Scientific Corp.*#                                    532,000      13,029
                                                                        --------
METAL COMPONENTS & PRODUCTS -- 1.0%
Alcoa, Inc.#                                                 248,000       7,333
Nucor Corp.#                                                  82,000       5,471
                                                                        --------
                                                                          12,804
                                                                        --------
METALS & MINING -- 2.8%
Newmont Mining Corp.#                                        357,200      19,075
Teck Cominco Ltd. Class B                                    328,184      17,518
                                                                        --------
                                                                          36,593
                                                                        --------
OIL & GAS -- 3.6%
Amerada Hess Corp.#                                           95,000      12,048
Baker Hughes, Inc.#                                          134,000       8,144
Chevron Corp.#                                                80,880       4,592
Imperial Oil Ltd.                                             56,000       5,578
Murphy Oil Corp.#                                            179,000       9,664
Royal Dutch Shell Plc                                        103,000       6,333
                                                                        --------
                                                                          46,359
                                                                        --------
PAPER & RELATED PRODUCTS -- 1.6%
Bowater, Inc.#                                               125,000       3,840
International Paper Co.#                                     354,000      11,898
Potlatch Corp.#                                              107,000       5,455
                                                                        --------
                                                                          21,193
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
FLEXIBLY MANAGED FUND


                                                             NUMBER       VALUE
                                                           OF SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.9%
AmerisourceBergen Corp.#                                      348,618   $ 14,433
Bristol-Myers Squibb Co.#                                     259,000      5,952
Merck & Co., Inc.                                             369,000     11,738
Schering-Plough Corp.#                                        240,000      5,004
Wyeth                                                         295,000     13,590
                                                                        --------
                                                                          50,717
                                                                        --------
PRINTING & PUBLISHING -- 1.0%
New York Times Co.#                                           232,600      6,152
Washington Post Co., Class B                                    8,100      6,197
                                                                        --------
                                                                          12,349
                                                                        --------
RETAIL -- 1.6%
CVS Corp.                                                     268,000      7,081
Home Depot, Inc.#                                             157,000      6,355
Petrie Stores Corp.*                                        1,380,000        497
RadioShack Corp.                                              293,000      6,162
                                                                        --------
                                                                          20,095
                                                                        --------
SERVICES -- COMMERCIAL -- 0.4%
ServiceMaster Co.                                             429,100      5,128
                                                                        --------
TELECOMMUNICATIONS -- 2.2%
Qwest Communications International, Inc.*#                  1,173,100      6,628
Sprint Nextel Corp.#                                          396,000      9,251
Telus Corp. Non Voting Shs                                     19,900        801
Telus Corp.                                                    75,000      3,088
Verizon Communications, Inc.#                                 304,000      9,156
                                                                        --------
                                                                          28,924
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 1.2%
Burlington Northern Santa Fe Corp.                            101,000      7,153
Ryder Systems, Inc.                                           194,000      7,958
                                                                        --------
                                                                          15,111
                                                                        --------
WASTE MANAGEMENT -- 0.6%
Waste Management, Inc.                                        259,000      7,861
                                                                        --------
TOTAL COMMON STOCKS
 (COST $550,612)                                                         740,394
                                                                        ========
                                                              PAR
                                                             (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 11.5%
--------------------------------------------------------------------------------
ADVERTISING -- 0.3%
Lamar Advertising Co.
 2.875%, 12/31/10                                          $    3,400      3,591
                                                                        --------
BROADCAST/MEDIA -- 2.2%
Liberty Media Corp.
 0.750%, 03/30/23                                              14,700     15,729
 3.250%, 03/15/31                                              14,205     10,707
XM Satellite Radio Holdings, Inc.
 12.000%, 06/15/10                                                675        758
XM Satellite Radio Inc.
 14.000%, 12/31/09                                              1,415      1,507
                                                                        --------
                                                                          28,701
                                                                        --------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.4%
Red Hat, Inc. 144A @
 0.500%, 01/15/24                                               4,405      5,148
                                                                        --------

                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.2%
Intel Corp. 144A @
 2.950%, 12/15/35                                             $ 2,668   $  2,605
                                                                        --------
DIVERSIFIED OPERATIONS -- 0.4%
Tyco International Ltd.
 2.750%, 01/15/18                                               2,350      2,976
 3.125%, 01/15/23                                               1,175      1,601
                                                                        --------
                                                                           4,577
                                                                        --------
FINANCE -- 0.7%
Capital Source, Inc. 144A @
 3.500%, 07/15/34                                               3,250      3,120
General Motors Acceptance Corp.#
 6.750%, 12/01/14                                               7,000      6,297
                                                                        --------
                                                                           9,417
                                                                        --------
FOOD & BEVERAGES -- 0.7%
General Mills, Inc.
 1.9474%, 10/28/22+                                            13,400      9,548
                                                                        --------
HOTELS & RESORTS -- 0.5%
Host Marriott LP 144A @#
 3.250%, 03/15/24                                               5,660      6,601
                                                                        --------
INSURANCE -- 0.4%
American International Group, Inc.
 1.6119%, 11/09/31+                                             1,721      1,164
USF&G Corp.
 10.0488%, 03/03/09+                                            4,784      4,006
                                                                        --------
                                                                           5,170
                                                                        --------
OIL & GAS -- 0.8%
Schlumberger Ltd.
 1.500%, 06/01/23#                                              2,934      4,034
 2.125%, 06/01/23                                               4,326      5,602
                                                                        --------
                                                                           9,636
                                                                        --------
PAPER & RELATED PRODUCTS -- 1.0%
International Paper Co.
 3.9737%, 06/20/21+                                            22,084     12,339
                                                                        --------
PHARMACEUTICALS -- 2.3%
King Pharmaceuticals, Inc.
 2.750%, 11/15/21                                               3,900      3,788
Roche Holdings, Inc. 144A @
 4.6430%, 07/25/21+                                            32,550     26,154
                                                                        --------
                                                                          29,942
                                                                        --------
TELECOMMUNICATIONS -- 1.4%
Crown Castle International Corp.
 4.000%, 07/15/10                                               3,000      7,605
Lucent Technologies, Inc.
 8.000%, 08/01/31                                              10,200     10,353
                                                                        --------
                                                                          17,958
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 0.2%
Delta Air Lines, Inc.
 8.000%, 06/03/23#+++                                           1,100        217
 2.875%, 02/18/24 144A @ +++                                    8,210      1,601
                                                                        --------
                                                                           1,818
                                                                        --------
TOTAL CORPORATE BONDS
(COST $141,412)                                                          147,051
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
FLEXIBLY MANAGED FUND


                                                              NUMBER      VALUE
                                                            OF SHARES     (000)+
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.3%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 2.2%
Ford Motor Co. Capital Trust II 6.500%                         232,000   $ 6,403
General Motors Corp. Conv. A                                   145,000     2,161
General Motors Corp. Conv. B#                                  954,700    19,915
                                                                         -------
                                                                          28,479
                                                                         -------
CHEMICALS -- 0.2%
Hercules, Inc.                                                   4,083     3,062
                                                                         -------
CONSUMER PRODUCTS -- 1.0%
Newell Financial Trust I 5.250%                                299,300    12,421
                                                                         -------
CONTAINERS -- 0.4%
Owens-Illinois, Inc.*                                          133,100     4,525
                                                                         -------
ENERGY RESOURCES & SERVICES -- 0.6%
Entergy Gulf States, Inc. 7.000%                                 3,424       173
NRG Energy, Inc.#                                                5,600     7,085
                                                                         -------
                                                                           7,258
                                                                         -------
FINANCE -- 0.4%
E*TRADE Financial Corp*                                        195,000     5,554
                                                                         -------
INSURANCE -- 1.3%
Fortis Insurance NV 7.750% 144A @                                1,600     1,930
Genworth Financial, Inc.                                       156,000     5,937
Scottish Re Group Ltd. 5.875%                                   47,100     1,314
Travelers Property Casualty Corp. 4.500%                       297,000     7,354
                                                                         -------
                                                                          16,535
                                                                         -------
MEDICAL SERVICES & EQUIPMENT -- 0.1%
Baxter International, Inc.                                      16,000       860
                                                                         -------
OIL & GAS -- 0.5%
Amerada Hess Corp.                                              65,000     7,025
                                                                         -------
PHARMACEUTICALS -- 0.3%
Schering-Plough Corp.                                           79,000     4,249
                                                                         -------
TELECOMMUNICATIONS -- 0.2%
IPC Holdings, Ltd.*                                            111,000     3,011
                                                                         -------
WASTE MANAGEMENT -- 0.1%
Allied Waste Industries, Inc.                                    4,600     1,201
                                                                         -------
TOTAL PREFERRED STOCKS
 (COST $89,684)                                                           94,180
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.4%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
 (COST $95,102)                                             95,101,917    95,102
                                                                         -------

                                                              PAR        VALUE
                                                             (000)      (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 16.1%
--------------------------------------------------------------------------------
Banco Santander Floating Rate Certificate of Deposit
 4.3360%, 013/06                                            $12,817   $   12,817
Institutional Money Market Trust
 3.9110%, 01/03/06                                           81,449       81,449
Merrill Lynch Master Note
 4.3500%, 01/03/06                                           24,376       24,376
Morgan Stanley Floating Rate Commercial Paper
 4.3300%, 01/02/06                                           29,795       29,795
Natexis Floating Rate Note
 4.3000%, 01/02/06                                           13,409       13,409
S E Banken Floating Rate Note
 4.3400%, 01/17/06                                           29,124       29,124
Societe Generale Time Deposit
 3.7500%, 01/03/06                                           16,309       16,309
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL
 (COST $207,279)                                                         207,279
                                                                      ----------
TOTAL INVESTMENTS -- 100.0%
 (COST $1,084,089)                                                    $1,284,006
                                                                      ==========
__________
+      See Note 1 to Financial Statements.
*      Non-income producing security.
#      Security position is either entirely or partially on loan.
+      Effective yield.
+++    Security in default.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
GROWTH STOCK FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 72.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.4%
General Dynamics Corp.                                           4,800    $  547
                                                                          ------
AGRICULTURAL PRODUCTS -- 0.9%
Monsanto Co.                                                    16,700     1,295
                                                                          ------
BANKING -- 1.4%
Anglo Irish Bank Corp.                                          61,600       935
Northern Trust Corp.                                            20,800     1,078
                                                                          ------
                                                                           2,013
                                                                          ------
BROADCAST/MEDIA -- 3.5%
Comcast Corp.*                                                  20,900       537
Discovery Holding Co.*                                          19,730       299
Harman International Industries, Inc.                            6,300       616
Liberty Media Corp.*                                           148,600     1,170
News Corp.                                                      48,400       753
Time Warner, Inc.                                               36,600       638
Univision Communications, Inc.*#                                32,100       943
                                                                          ------
                                                                           4,956
                                                                          ------
BUILDING & REAL ESTATE -- 0.2%
Lennar Corp.                                                     4,900       299
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.8%
Google, Inc.*                                                    2,200       913
Juniper Networks, Inc.*#                                        28,000       624
Yahoo!, Inc.*                                                   26,900     1,054
                                                                          ------
                                                                           2,591
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.8%
Cisco Systems, Inc.*#                                           21,400       366
International Game Technology, Inc.                             26,600       819
                                                                          ------
                                                                           1,185
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 5.6%
Affiliated Computer Services, Inc.*                              8,000       473
Automatic Data Processing, Inc.#                                24,600     1,129
Electronic Arts, Inc.*#                                          6,700       350
EMC Corp.*                                                      57,600       785
First Data Corp.                                                25,500     1,097
Microsoft Corp.                                                123,900     3,240
Oracle Corp.*                                                   80,500       983
                                                                          ------
                                                                           8,057
                                                                          ------
COMPUTERS & OFFICE EQUIPMENT -- 1.4%
Dell, Inc.*#                                                    65,100     1,952
                                                                          ------
CONSUMER PRODUCTS -- 1.6%
Cendant Corp.#                                                  50,500       871
NIKE, Inc.#                                                     10,900       946
Reckitt Benckiser Plc                                           14,740       487
                                                                          ------
                                                                           2,304
                                                                          ------
COSMETICS & TOILETRIES -- 0.8%
Procter & Gamble Co.#                                           19,012     1,100
                                                                          ------
DIVERSIFIED OPERATIONS -- 3.1%
General Electric Co.                                           112,700     3,950
Tyco International Ltd.#                                        17,200       496
                                                                          ------
                                                                           4,446
                                                                          ------
EDUCATION -- 0.6%
Apollo Group, Inc.*#                                            14,900       901
                                                                          ------

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.4%
Analog Devices, Inc.#                                         35,800     $ 1,284
Garmin Ltd.#                                                   5,900         391
Intel Corp.#                                                  59,000       1,473
Marvell Technology Group Ltd.*                                11,100         623
Maxim Integrated Products, Inc.                               26,100         946
Samsung Electronics Co.                                        1,000         652
Xilinx, Inc.                                                  34,000         857
                                                                         -------
                                                                           6,226
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.9%
Carnival Corp.#                                               22,700       1,214
                                                                         -------
FINANCE -- 9.8%
American Express Co.#                                         34,700       1,786
Ameritrade Holding Corp.*                                     20,900         502
Charles Schwab Corp.                                          53,000         778
Citigroup, Inc.                                               50,500       2,451
Countrywide Financial Corp.#                                  17,000         581
E*Trade Financial Corp.*                                      16,800         350
Franklin Resources, Inc.                                       5,600         526
Goldman Sachs Group, Inc.#                                     4,200         536
Legg Mason, Inc.                                               5,100         610
Merrill Lynch & Co., Inc.                                     16,000       1,084
SLM Corp.#                                                    23,700       1,306
State Street Corp.#                                           22,100       1,225
UBS AG                                                        24,200       2,304
                                                                         -------
                                                                          14,039
                                                                         -------
FOOD & BEVERAGES -- 0.8%
PepsiCo, Inc.                                                  8,100         478
Sysco Corp.                                                   19,000         590
                                                                         -------
                                                                           1,068
                                                                         -------
HEALTHCARE -- 2.1%
Humana, Inc.*                                                  4,000         217
UnitedHealth Group, Inc.#                                     45,500       2,828
                                                                         -------
                                                                           3,045
                                                                         -------
HOTELS & GAMING -- 0.8%
MGM Mirage*                                                    6,800         249
Wynn Resorts, Ltd.*#                                          16,800         922
                                                                         -------
                                                                           1,171
                                                                         -------
INSURANCE -- 4.1%
American International Group, Inc.#                           36,700       2,504
Genworth Financial, Inc.                                      13,500         467
Hartford Financial Services Group, Inc.#                      12,600       1,082
Marsh & McLennan Cos., Inc.#                                  21,800         692
WellPoint, Inc.*                                              14,700       1,173
                                                                         -------
                                                                           5,918
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 1.8%
Danaher Corp.                                                 32,900       1,835
Deere & Co.                                                   11,100         756
                                                                         -------
                                                                           2,591
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
GROWTH STOCK FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- 3.7%
Amgen, Inc.*                                                   23,300     $1,838
Medtronic, Inc.#                                               18,400      1,059
Quest Diagnostics, Inc.#                                       18,300        942
St. Jude Medical, Inc.*                                         6,700        336
Stryker Corp.                                                  11,600        516
Zimmer Holdings, Inc.*#                                         8,500        573
                                                                          ------
                                                                           5,264
                                                                          ------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
Sepracor, Inc.*                                                 8,100        418
                                                                          ------
METALS & MINING -- 0.7%
BHP Billiton, Ltd.                                             33,000        551
Broken Hill Proprietry Ltd. ADR                                13,800        461
                                                                          ------
                                                                           1,012
                                                                          ------
OIL & GAS -- 4.1%
Baker Hughes, Inc.#                                            17,300      1,052
Exxon Mobil Corp.#                                             17,900      1,005
Murphy Oil Corp.                                               12,600        680
Schlumberger Ltd.#                                             17,900      1,739
Total SA                                                        5,500      1,382
                                                                          ------
                                                                           5,858
                                                                          ------
PHARMACEUTICALS -- 4.3%
Caremark Rx, Inc.*                                             20,200      1,046
Genentech, Inc.*#                                               8,900        823
Gilead Sciences, Inc.*                                         16,000        842
Johnson & Johnson#                                             11,400        685
Novartis AG                                                    22,700      1,193
Pfizer, Inc.                                                   34,500        805
Roche Holding AG                                                4,500        676
                                                                          ------
                                                                           6,070
                                                                          ------
RETAIL -- 6.4%
Best Buy Co., Inc.                                             11,950        520
Home Depot, Inc.#                                              30,500      1,235
Inditex S.A.                                                   12,800        417
Kohl's Corp.*                                                  30,600      1,487
PETsMART, Inc.                                                 31,000        795
Target Corp.                                                   14,400        792
Walgreen Co.#                                                  17,500        774
Wal-Mart de Mexico SA de CV                                    51,700        287
Wal-Mart de Mexico SA de CV ADR                                 4,400        244
Wal-Mart Stores, Inc.#                                         54,100      2,532
                                                                          ------
                                                                           9,083
                                                                          ------
SERVICES -- COMMERCIAL -- 1.3%
Accenture Ltd.                                                 63,200      1,825
                                                                          ------
TELECOMMUNICATIONS -- 4.9%
Amdocs Limited*                                                18,200        501
America Movil SA de CV ADR#                                    32,300        945
Corning, Inc.*                                                 67,900      1,335
Crown Castle International Corp.*#                             25,700        692
Nokia, Oyj                                                     41,900        766
Qualcomm, Inc.#                                                15,400        663
Rogers Wireless Communications, Inc.                           18,000        761
Sprint Nextel Corp.#                                           21,858        511
Telus Corp.                                                     7,200        296
Telus Corp.                                                     8,400        338
Vodafone Group Plc ADR                                         11,700        251
                                                                          ------
                                                                           7,059
                                                                          ------

                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES -- 0.3%
Southwest Airlines Co.                                         25,100   $    412
                                                                        --------
TOTAL COMMON STOCKS
(COST $91,800)                                                           103,919
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- TempCash           837,638        838
BlackRock Provident Institutional Funds -- TempFund           837,638        837
T. Rowe Price Reserve Investment Fund                       1,850,509      1,851
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,526)                                                              3,526
                                                                        --------

                                                                PAR
                                                               (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 24.7%
--------------------------------------------------------------------------------
Banco Santander Floating Rate Certificate of Deposit
 4.3360%, 013/06                                              $ 1,255   $  1,255
Institutional Money Market Trust
 3.9110%, 01/03/06                                             14,717     14,717
Merrill Lynch Master Note
 4.3500%, 01/03/06                                              4,656      4,656
Morgan Stanley Floating Rate Commercial Paper
 4.3300%, 01/02/06                                              2,438      2,438
Natexis Floating Rate Note
 4.3000%, 01/02/06                                              5,008      5,008
S E Banken Floating Rate Note
 4.3400%, 01/17/06                                              4,374      4,374
Societe Generale Time Deposit
 3.7500%, 01/03/06                                              2,844      2,844
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $35,292)                                                            35,292
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $130,618)                                                         $142,737
                                                                        ========
______________
+  See Note 1 to Financial Statements.
*  Non-income producing security.
#  Security position is either entirely or partially on loan.


--------------------------------------------------------------------------------
COMMON STOCKS                                             % OF MARKET
COUNTRY DIVERSIFICATION                                      VALUE
--------------------------------------------------------------------------------
United States                                                90.4%      $ 93,974
Switzerland                                                   4.0%         4,172
France                                                        1.3%         1,382
Ireland                                                       0.9%           935
Finland                                                       0.8%           766
Korea                                                         0.6%           652
Australia                                                     0.5%           550
United Kingdom                                                0.5%           487
Spain                                                         0.4%           418
Canada                                                        0.3%           296
Mexico                                                        0.3%           287
                                                          ----------------------
                                                            100.0%      $103,919
                                                          ======================




The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
LARGE CAP VALUE FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 70.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                                      6,700    $   470
General Dynamics Corp.                                         16,500      1,882
Raytheon Co.                                                   52,000      2,088
                                                                         -------
                                                                           4,440
                                                                         -------
AGRICULTURAL PRODUCTS -- 0.8%
Monsanto Co.                                                   26,400      2,047
Potash Corp. of Saskatchewan, Inc.                              4,900        393
                                                                         -------
                                                                           2,440
                                                                         -------
AUTOMOBILES & RELATED -- 0.4%
Harley-Davidson, Inc.#                                            400         21
Honda Motor Co., Ltd. -- ADR                                   37,600      1,089
                                                                         -------
                                                                           1,110
                                                                         -------
BANKING -- 3.2%
Bank of America Corp.#                                         73,540      3,394
Bank of New York Co., Inc.                                    106,480      3,391
Marshall & Ilsley Corp.                                        23,500      1,011
PNC Financial Services Group, Inc.                             16,200      1,002
SunTrust Banks, Inc.#                                             300         22
Wachovia Corp.#                                                11,400        603
                                                                         -------
                                                                           9,423
                                                                         -------
BROADCAST/MEDIA -- 0.7%
Comcast Corp.*                                                 84,100      2,161
                                                                         -------
CHEMICALS -- 1.2%
Pall Corp.                                                     46,700      1,254
Praxair, Inc.#                                                 44,900      2,378
                                                                         -------
                                                                           3,632
                                                                         -------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.4%
Sun Microsystems, Inc.*                                       247,200      1,036
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 3.2%
Automatic Data Processing, Inc.#                               90,097      4,134
Electronic Data Systems Corp.#                                 65,769      1,581
Microsoft Corp.                                               142,700      3,732
                                                                         -------
                                                                           9,447
                                                                         -------
COMPUTERS & OFFICE EQUIPMENT -- 1.0%
Hewlett-Packard Co.#                                          102,600      2,937
                                                                         -------
CONSUMER PRODUCTS -- 1.0%
Clorox Co.#                                                    33,800      1,923
Newell Rubbermaid, Inc.                                         9,300        221
NIKE, Inc.#                                                     9,841        854
                                                                         -------
                                                                           2,998
                                                                         -------
COSMETICS & TOILETRIES -- 3.6%
Kimberly-Clark Corp.                                           53,700      3,203
Procter & Gamble Co.                                          129,163      7,476
                                                                         -------
                                                                          10,679
                                                                         -------
DIVERSIFIED OPERATIONS -- 2.5%
Eaton Corp.                                                    19,000      1,275
General Electric Co.                                          123,000      4,311
Honeywell International, Inc.                                  44,150      1,644
                                                                         -------
                                                                           7,230
                                                                         -------

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- 2.3%
Ameren Corp.                                                   10,800    $   553
Emerson Electric Co.                                           57,800      4,318
PG&E Corp.#                                                    23,300        865
Southern Co.#                                                  31,000      1,070
                                                                         -------
                                                                           6,806
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.5%
The Walt Disney Co.#                                           64,030      1,535
                                                                         -------
FINANCE -- 3.6%
Citigroup, Inc.                                                75,100      3,645
Freddie Mac                                                     9,400        614
JPMorgan Chase & Co.#                                         104,600      4,152
Mitsubishi UFJ Financial Group, Inc.-ADR                       92,600      1,268
Morgan Stanley#                                                15,500        879
                                                                         -------
                                                                          10,558
                                                                         -------
FOOD & BEVERAGES -- 5.3%
Campbell Soup Co.                                              93,800      2,792
Coca-Cola Co.                                                  11,500        463
Diageo Plc ADR                                                 45,402      2,647
General Mills, Inc.                                            13,300        656
Heinz (H.J.) Co.                                               25,150        848
Kraft Foods, Inc.#                                            160,800      4,525
PepsiCo, Inc.                                                  60,200      3,557
                                                                         -------
                                                                          15,488
                                                                         -------
INSTRUMENTS -- CONTROLS -- 1.1%
Parker Hannifin Corp.                                          50,800      3,351
                                                                         -------
INSURANCE -- 3.9%
ACE Ltd.                                                       27,100      1,448
AFLAC, Inc.                                                    42,171      1,958
American International Group, Inc.#                            55,110      3,760
Hartford Financial Services Group, Inc.#                       24,500      2,104
Marsh & McLennan Cos., Inc.                                     7,300        232
MetLife, Inc.#                                                  7,100        348
XL Capital Ltd.                                                26,500      1,786
                                                                         -------
                                                                          11,636
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 1.6%
Caterpillar, Inc.#                                             48,400      2,796
Deere & Co.                                                    27,100      1,846
                                                                         -------
                                                                           4,642
                                                                         -------
MEDICAL SERVICES & EQUIPMENT -- 1.8%
Baxter International, Inc.                                     90,100      3,392
Medtronic, Inc.#                                               35,570      2,048
                                                                         -------
                                                                           5,440
                                                                         -------
METALS & MINING -- 2.6%
Barrick Gold Corp.#                                           106,500      2,968
Newmont Mining Corp.#                                          86,400      4,614
                                                                         -------
                                                                           7,582
                                                                         -------
OIL & GAS -- 5.9%
Baker Hughes, Inc.#                                            33,800      2,054
El Paso Energy Corp.                                           90,700      1,103
Exxon Mobil Corp.                                             178,100     10,004
Schlumberger Ltd.#                                             43,700      4,246
                                                                         -------
                                                                          17,407
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
LARGE CAP VALUE FUND


                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.6%
International Paper Co.#                                      138,300   $  4,648
                                                                        --------
PHARMACEUTICALS -- 9.9%
Biogen Idec, Inc.*                                             10,800        490
GlaxoSmithKline Plc ADR                                        73,423      3,706
Johnson & Johnson#                                             33,200      1,995
MedImmune, Inc.*                                               49,307      1,727
Merck & Co., Inc.                                              40,600      1,292
Novartis AG ADR#                                               97,600      5,122
Pfizer, Inc.                                                  246,373      5,745
Schering-Plough Corp.#                                         72,000      1,501
Teva Pharmaceutical Industries Ltd.#                           56,300      2,421
Wyeth                                                         112,000      5,160
                                                                        --------
                                                                          29,159
                                                                        --------
PRINTING & PUBLISHING -- 0.6%
Tribune Co.                                                    61,900      1,873
                                                                        --------
RETAIL -- 2.8%
CVS Corp.                                                      36,800        972
Kroger Co.*                                                   194,700      3,676
Safeway, Inc.                                                   9,200        218
Wal-Mart Stores, Inc.#                                         69,800      3,267
                                                                        --------
                                                                           8,133
                                                                        --------
SERVICES -- COMMERCIAL -- 1.1%
Fluor Corp.#                                                   27,300      2,109
IAC/InterActiveCorp.*#                                         38,900      1,101
                                                                        --------
                                                                           3,210
                                                                        --------
TELECOMMUNICATIONS -- 4.9%
AT&T, Inc.                                                    145,520      3,564
BellSouth Corp.#                                               76,800      2,081
Motorola, Inc.#                                               166,600      3,764
Sprint Nextel Corp.#                                           83,300      1,946
Verizon Communications, Inc.#                                  99,240      2,989
                                                                        --------
                                                                          14,344
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 0.9%
Union Pacific Corp.#                                           31,800      2,560
                                                                        --------
WASTE MANAGEMENT -- 0.8%
Waste Management, Inc.                                         81,172      2,464
                                                                        --------
TOTAL COMMON STOCKS
(COST $190,493)                                                          208,369
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- TempFund         3,327,388      3,328
BlackRock Provident Institutional Funds -- TempCash         3,327,387      3,327
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $6,655)                                                              6,655
                                                                        --------

                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 27.0%
--------------------------------------------------------------------------------
Banco Santander Floating Rate Certificate of
 Deposit 4.3360%, 013/06                                      $ 4,495   $  4,495
Institutional Money Market Trust
 3.9110%, 01/03/06                                             35,588     35,588
Merrill Lynch Master Note
 4.3500%, 01/03/06                                              3,756      3,756
Morgan Stanley Floating Rate Commercial Paper
 4.3300%, 01/02/06                                              9,144      9,144
Natexis Floating Rate Note
 4.3000%, 01/02/06                                              9,822      9,822
S E Banken Floating Rate Note
 4.3400%, 01/17/06                                             11,051     11,051
Societe Generale Time Deposit
 3.7500%, 01/03/06                                              5,676      5,676
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $79,532)                                                            79,532
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $276,680)                                                         $294,556
                                                                        ========
______________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
LARGE CAP GROWTH FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.9%
--------------------------------------------------------------------------------
ADVERTISING -- 2.8%
Omnicom Group, Inc.                                             8,900     $  758
                                                                          ------
AUTOMOBILES & RELATED -- 4.1%
Harley-Davidson, Inc.                                          11,100        572
Rockwell Automation, Inc.                                       9,300        550
                                                                          ------
                                                                           1,122
                                                                          ------
BANKING -- 2.2%
Fifth Third Bancorp                                            15,563        587
                                                                          ------
CHEMICALS -- 4.5%
Ecolab, Inc.                                                   10,900        395
Praxair, Inc.                                                  15,600        826
                                                                          ------
                                                                           1,221
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 4.2%
Cisco Systems, Inc.*                                           28,400        486
Intel Corp.                                                    26,100        651
                                                                          ------
                                                                           1,137
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 7.3%
Electronic Arts, Inc.*                                         11,100        581
Microsoft Corp.                                                27,200        711
Oracle Corp.*                                                  57,200        698
                                                                          ------
                                                                           1,990
                                                                          ------
COMPUTERS & OFFICE EQUIPMENT -- 2.6%
Dell, Inc.*                                                    23,600        708
                                                                          ------
DIVERSIFIED OPERATIONS -- 5.2%
General Electric Co.                                           17,600        617
Illinois Tool Works, Inc.                                       8,900        783
                                                                          ------
                                                                           1,400
                                                                          ------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.0%
Texas Instruments, Inc.                                        34,200      1,097
                                                                          ------
FINANCE -- 8.2%
CIT Group, Inc.                                                11,100        575
SLM Corp.                                                      17,500        964
State Street Corp.                                             12,300        682
                                                                          ------
                                                                           2,221
                                                                          ------
FOOD & BEVERAGES -- 2.1%
Sysco Corp.                                                    18,800        584
                                                                          ------
INSTRUMENTS -- CONTROLS -- 2.7%
Johnson Controls, Inc.                                         10,100        736
                                                                          ------
INSURANCE -- 4.8%
AFLAC, Inc.                                                    14,500        673
American International Group, Inc.                              9,100        621
                                                                          ------
                                                                           1,294
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 2.6%
Dover Corp.                                                    17,500        709
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 10.3%
Amgen, Inc.*                                                    8,400        662
Cardinal Health, Inc.                                           5,600        385
Medtronic, Inc.                                                16,200        933
St. Jude Medical, Inc.*                                        16,500        828
                                                                          ------
                                                                           2,808
                                                                          ------

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
Express Scripts, Inc.*                                          7,200    $   603
Gilead Sciences, Inc.*                                         13,300        700
Pfizer, Inc.                                                   14,560        340
                                                                         -------
                                                                           1,643
                                                                         -------
RESTAURANTS -- 2.4%
Starbucks Corp.*                                               21,500        645
                                                                         -------
RETAIL -- 10.6%
Dollar General Corp.                                           22,900        437
Home Depot, Inc.                                               10,300        417
Kohl's Corp.*                                                  16,600        807
The TJX Companies, Inc.                                        25,800        599
Walgreen Co.                                                   13,800        611
                                                                         -------
                                                                           2,871
                                                                         -------
SERVICES -- COMMERCIAL -- 2.7%
Cintas Corp.                                                   18,000        741
                                                                         -------
TELECOMMUNICATIONS -- 3.8%
Qualcomm, Inc.                                                 23,800      1,025
                                                                         -------
TRANSPORTATION & RELATED SERVICES -- 2.7%
Southwest Airlines Co.                                         44,100        725
                                                                         -------
TOTAL COMMON STOCKS
(COST $23,787)                                                            26,022
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempCash                                                     552,987        553
BlackRock Provident Institutional Funds --
 TempFund                                                     552,986        553
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,106)                                                              1,106
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $24,893)                                                           $27,128
                                                                         =======
______________
+ See Note 1 to Financial Statements.
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INDEX 500 FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 73.9%
--------------------------------------------------------------------------------
ADVERTISING -- 0.2%
Interpublic Group of Cos., Inc.*                                8,748     $   84
Monster Worldwide, Inc.*                                        2,501        102
Omnicom Group, Inc.                                             3,664        312
                                                                          ------
                                                                             498
                                                                          ------
AEROSPACE & DEFENSE -- 1.4%
Boeing Co.                                                     16,404      1,152
General Dynamics Corp.                                          4,090        467
Lockheed Martin Corp.#                                          7,265        462
Northrop Grumman Corp.                                          7,219        434
Raytheon Co.                                                    9,077        365
Rockwell Collins, Inc.                                          3,510        163
United Technologies Corp.                                      20,699      1,157
                                                                          ------
                                                                           4,200
                                                                          ------
AGRICULTURAL PRODUCTS -- 0.3%
Archer-Daniels Midland Co.                                     13,273        327
Monsanto Co.                                                    5,455        423
                                                                          ------
                                                                             750
                                                                          ------
AUTOMOBILES & RELATED -- 0.6%
AutoNation, Inc.*#                                              3,679         80
Cooper Tire & Rubber Co.#                                       1,245         19
Dana Corp.                                                      3,055         22
Ford Motor Co.                                                 37,747        292
General Motors Corp.#                                          11,491        223
Genuine Parts Co.                                               3,526        155
Goodrich Corp.#                                                 2,497        103
Goodyear Tire & Rubber Co.*#                                    3,584         62
Harley-Davidson, Inc.#                                          5,580        287
Navistar International Corp.*                                   1,253         36
PACCAR, Inc.                                                    3,440        238
Rockwell Automation, Inc.                                       3,640        215
                                                                          ------
                                                                           1,732
                                                                          ------
BANKING -- 4.7%
AmSouth Bancorp#                                                7,082        186
Bank of America Corp.#                                         81,609      3,766
Bank of New York Co., Inc.                                     15,651        499
BB&T Corp.#                                                    11,019        462
Comerica, Inc.                                                  3,358        191
Compass Bancshares, Inc.                                        2,530        122
Fifth Third Bancorp                                            11,274        425
First Horizon National Corp.                                    2,560         98
Golden West Financial Corp.                                     5,178        342
Huntington Bancshares, Inc.#                                    4,637        110
KeyCorp                                                         8,286        273
M&T Bank Corp.                                                  1,621        177
Marshall & Ilsley Corp.                                         4,250        183
Mellon Financial Corp.                                          8,496        291
National City Corp.#                                           11,199        376
North Fork Bancorp, Inc.#                                       9,666        264
Northern Trust Corp.                                            3,769        195
PNC Financial Services Group, Inc.                              5,938        367
Regions Financial Corp.                                         9,305        318
Sovereign Bancorp, Inc.                                         7,257        157
SunTrust Banks, Inc.#                                           7,343        534
U.S. Bancorp                                                   36,909      1,103
Wachovia Corp.#                                                31,567      1,669
Wells Fargo & Co.#                                             33,981      2,135
Zions Bancorp                                                   2,121        160
                                                                          ------
                                                                          14,403
                                                                          ------

                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 1.9%
Clear Channel Communications, Inc.                              10,983    $  345
Comcast Corp.*#                                                 44,126     1,146
Gannett Co., Inc.                                                4,874       295
McGraw-Hill Cos., Inc.                                           7,618       393
Meredith Corp.                                                     851        45
News Corp.                                                      49,446       769
Time Warner, Inc.                                               94,747     1,652
Univision Communications, Inc.*                                  4,543       134
Viacom, Inc.                                                    31,403     1,024
                                                                          ------
                                                                           5,803
                                                                          ------
BUILDING & REAL ESTATE -- 0.2%
D.R. Horton, Inc.                                                5,531       198
KB Home                                                          1,590       115
Lennar Corp.                                                     2,791       170
Pulte Homes, Inc.#                                               4,359       172
                                                                          ------
                                                                             655
                                                                          ------
BUILDING PRODUCTS & SUPPLIES -- 0.2%
American Standard Cos., Inc.#                                    3,714       148
Centex Corp.                                                     2,595       186
Masco Corp.                                                      8,611       260
Vulcan Materials Co.                                             2,069       140
                                                                          ------
                                                                             734
                                                                          ------
CHEMICALS -- 1.0%
Air Products & Chemicals, Inc.                                   4,509       267
Dow Chemical Co.                                                19,611       859
Du Pont (E.I.) De Nemours and Co.                               18,682       794
Eastman Chemical Co.                                             1,655        85
Ecolab, Inc.                                                     3,745       136
Englehard Corp.                                                  2,436        73
Hercules, Inc.*                                                  2,291        26
Pall Corp.                                                       2,531        68
PPG Industries, Inc.                                             3,394       197
Praxair, Inc.#                                                   6,549       347
Rohn & Haas Co.                                                  2,926       142
Sigma-Aldrich Corp.                                              1,366        86
                                                                          ------
                                                                           3,080
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.8%
eBay, Inc.*#                                                    23,224     1,004
Symantec Corp.*                                                 21,976       385
Yahoo!, Inc.*                                                   25,658     1,005
                                                                          ------
                                                                           2,394
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.9%
Cisco Systems, Inc.*#                                          124,820     2,137
Intel Corp.#                                                   122,513     3,058
International Game Technology, Inc.                              6,847       211
Network Appliance, Inc.*#                                        7,561       204
Sun Microsystems, Inc.*                                         69,379       291
Symbol Technologies, Inc.                                        5,099        65
                                                                          ------
                                                                           5,966
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 3.4%
Adobe Systems, Inc.                                             12,217       452
Affiliated Computer Services, Inc.*                              2,525       149
Autodesk, Inc.                                                   4,690       201
Automatic Data Processing, Inc.#                                11,716       538
BMC Software, Inc.*                                              4,395        90
Citrix Systems, Inc.*                                            3,583       103
Computer Associates International, Inc.                          9,324       263

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INDEX 500 FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- (CONTINUED)
Computer Sciences Corp.*                                        3,759    $   190
Compuware Corp.*                                                7,873         71
Electronic Arts, Inc.*#                                         6,107        319
Electronic Data Systems Corp.                                  10,598        255
EMC Corp.*                                                     48,580        662
First Data Corp.                                               15,526        668
Intuit, Inc.*                                                   3,595        192
Lexmark International, Inc.*                                    2,358        106
Mercury Interactive Corp.*                                      1,759         49
Microsoft Corp.                                               186,023      4,864
NCR Corp.*#                                                     3,730        127
Novell, Inc.*                                                   7,762         68
Oracle Corp.*                                                  76,422        933
Parametric Technology Corp.*                                    5,533         34
Sabre Group Holdings Corp.#                                     2,666         64
Siebel Systems, Inc.                                           10,751        114
Unisys Corp.*                                                   6,934         40
                                                                         -------
                                                                          10,552
                                                                         -------
COMPUTERS & OFFICE EQUIPMENT -- 2.4%
Apple Computer, Inc.*#                                         17,125      1,231
Dell, Inc.*                                                    47,825      1,434
Gateway, Inc.*                                                  5,383         14
Hewlett-Packard Co.#                                           58,218      1,667
International Business Machines Corp.                          32,096      2,638
Xerox Corp.*                                                   19,515        286
                                                                         -------
                                                                           7,270
                                                                         -------
CONSUMER PRODUCTS -- 1.7%
Altria Group, Inc.                                             42,315      3,162
Brunswick Corp.                                                 1,960         80
Cendant Corp.#                                                 20,816        359
Clorox Co.#                                                     3,062        174
Fortune Brands, Inc.                                            2,969        232
Hasbro, Inc.#                                                   3,624         73
Mattel, Inc.                                                    8,205        130
Maytag Corp.                                                    1,628         31
Newell Rubbermaid, Inc.                                         5,598        133
NIKE, Inc.                                                      3,862        335
Reebok International, Ltd.                                      1,070         62
Reynolds American, Inc.                                         1,737        165
UST, Inc.                                                       3,323        136
V.F. Corp.                                                      1,807        100
Whirlpool Corp.#                                                1,370        115
                                                                         -------
                                                                           5,287
                                                                         -------
CONTAINERS -- 0.1%
Ball Corp.                                                      2,114         84
Bemis Co., Inc.                                                 2,139         59
Pactiv Corp.*#                                                  2,911         64
Sealed Air Corp.*                                               1,653         93
                                                                         -------
                                                                             300
                                                                         -------
COSMETICS & TOILETRIES -- 1.8%
Alberto Culver Co.                                              1,534         70
Avon Products, Inc.                                             9,314        266
Colgate-Palmolive Co.                                          10,527        578
Kimberly-Clark Corp.                                            9,493        566
Procter & Gamble Co.                                           68,109      3,942
                                                                         -------
                                                                           5,422
                                                                         -------

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 3.9%
3M Co.#                                                        15,442    $ 1,197
Ashland Inc.#                                                   1,458         84
Eaton Corp.                                                     3,007        202
Fisher Scientific International, Inc.*#                         2,491        154
General Electric Co.                                          214,711      7,526
Honeywell International, Inc.                                  17,125        638
Illinois Tool Works, Inc.                                       4,160        366
International Flavors & Fragrances, Inc.                        1,642         55
ITT Industries, Inc.#                                           1,876        193
Leggett & Platt, Inc.                                           3,738         86
Patterson Companies, Inc.*#                                     2,809         94
Textron, Inc.                                                   2,689        207
Tyco International Ltd.#                                       40,906      1,180
                                                                         -------
                                                                          11,982
                                                                         -------
EDUCATION -- 0.0%
Apollo Group, Inc.*#                                            2,957        179
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.6%
Advanced Micro Devices, Inc.*#                                  8,210        251
Agilent Technologies, Inc.*                                     8,353        278
Altera Corp.*                                                   7,365        137
Analog Devices, Inc.                                            7,454        267
Applied Materials, Inc.#                                       32,970        592
Applied Micro Circuits Corp.*                                   6,070         16
Broadcom Corp.*                                                 5,876        277
Freescale Semiconductor, Inc., Class B*                         8,339        210
Jabil Circuit, Inc.*                                            3,535        131
KLA-Tencor Corp.                                                4,011        198
Linear Technology Corp.                                         6,193        223
LSI Logic Corp.*                                                7,959         64
Maxim Integrated Products, Inc.                                 6,661        241
Micron Technology, Inc.*#                                      12,557        167
Molex, Inc.                                                     2,917         76
National Semiconductor Corp.                                    6,983        181
Novellus Systems, Inc.*                                         2,710         65
NVIDIA Corp.*                                                   3,478        127
PMC-Sierra, Inc.*                                               3,723         29
QLogic Corp.*                                                   1,635         53
Sanmina-SCI Corp.*                                             10,680         46
Solectron Corp.*                                               18,564         68
Tektronix, Inc.                                                 1,694         48
Teradyne, Inc.*                                                 4,001         58
Texas Instruments, Inc.#                                       32,879      1,054
Xilinx, Inc.                                                    7,082        179
                                                                         -------
                                                                           5,036
                                                                         -------
ENERGY RESOURCES & SERVICES -- 2.7%
AES Corp.*                                                     13,272        210
Allegheny Energy, Inc.*                                         3,309        105
Ameren Corp.                                                    4,150        213
American Electric Power Co., Inc.                               7,999        297
American Power Conversion Corp.#                                3,492         77
Centerpoint Energy, Inc.#                                       6,301         81
Cinergy Corp.                                                   4,052        172
CMS Energy Corp.*                                               4,472         65
Consolidated Edison, Inc.                                       4,977        231
Constellation Energy Group, Inc.                                3,626        209
Cooper Industries Ltd.                                          1,861        136

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INDEX 500 FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
Dominion Resources, Inc.                                        7,056    $   545
DTE Energy Co.                                                  3,613        156
Duke Energy Corp.#                                             18,848        517
Edison International                                            6,620        289
Emerson Electric Co.                                            8,348        624
Entergy Corp.                                                   4,216        289
Exelon Corp.                                                   13,558        720
FirstEnergy Corp.                                               6,702        328
FPL Group, Inc.                                                 8,023        333
KeySpan Corp.                                                   3,543        126
NiSource, Inc.                                                  5,539        115
PG&E Corp.#                                                     6,972        259
Pinnacle West Capital Corp.                                     2,011         83
PPL Corp.                                                       7,724        227
Progress Energy, Inc.                                           5,113        225
Public Service Enterprise Group, Inc.#                          5,094        331
Southern Co.#                                                  15,067        520
Teco Energy, Inc.                                               4,228         73
TXU Corp.                                                       9,811        492
Xcel Energy, Inc.#                                              8,186        151
                                                                         -------
                                                                           8,199
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.6%
Carnival Corp.#                                                 8,803        471
Harrah's Entertainment, Inc.#                                   3,734        266
The Walt Disney Co.#                                           39,088        937
                                                                         -------
                                                                           1,674
                                                                         -------
FIBER OPTICS -- 0.0%
JDS Uniphase Corp.*                                            33,578         79
                                                                         -------
FINANCE -- 7.3%
Ambac Financial Group, Inc.                                     2,137        165
American Express Co.                                           25,231      1,298
Ameriprise Financial, Inc.                                      4,998        205
Bear Stearns Cos., Inc.#                                        2,302        266
Capital One Financial Corp.                                     6,086        526
Charles Schwab Corp.                                           20,962        307
CIT Group, Inc.                                                 4,059        210
Citigroup, Inc.                                               102,801      4,989
Countrywide Financial Corp.#                                   12,135        415
E*TRADE Financial Corp.*                                        8,312        173
Equifax, Inc.                                                   2,638        100
Federal National Mortgage Association#                         19,668        960
Federated Investors, Inc.                                       1,720         64
Franklin Resources, Inc.                                        3,016        284
Freddie Mac                                                    14,041        918
Goldman Sachs Group, Inc.#                                      9,160      1,170
H&R Block, Inc.#                                                6,657        163
Janus Capital Group, Inc.                                       4,383         82
JPMorgan Chase & Co.#                                          71,103      2,822
Lehman Brothers Holdings, Inc.                                  5,444        698
MBIA, Inc.#                                                     2,724        164
MBNA Corp.                                                     25,504        693
Merrill Lynch & Co., Inc.                                      18,673      1,265
Moody's Corp.#                                                  5,042        310
Morgan Stanley                                                 21,904      1,243
Paychex, Inc.#                                                  6,777        258
Prudential Financial, Inc.                                     10,261        751
SLM Corp.                                                       8,480        467
State Street Corp.#                                             6,663        369
Synovus Financial Corp.                                         6,346        171
T. Rowe Price Group, Inc.                                       2,655        191
Washington Mutual, Inc.#                                       20,050        872
                                                                         -------
                                                                          22,569
                                                                         -------

                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOOD & BEVERAGES -- 2.4%
Anheuser-Busch Cos., Inc.                                      15,775     $  678
Brown-Forman Corp.                                              1,688        117
Campbell Soup Co.                                               3,782        113
Coca-Cola Co.                                                  42,061      1,695
Coca-Cola Enterprises, Inc.                                     6,158        118
ConAgra Foods, Inc.                                            10,544        214
Constellation Brands, Inc.*                                     3,997        105
General Mills, Inc.                                             7,219        356
Heinz (H.J.) Co.                                                6,800        229
Kellogg Co.                                                     5,218        226
McCormick & Co., Inc.#                                          2,720         84
Molson Coors Brewing Co.                                        1,147         77
Pepsi Bottling Group, Inc.                                      2,785         80
PepsiCo, Inc.                                                  33,715      1,992
Sara Lee Corp.                                                 15,434        292
Sysco Corp.                                                    12,604        391
The Hershey Co.#                                                3,679        203
Tyson Foods, Inc.                                               5,114         87
Wm. Wrigley Jr., Co.#                                           3,645        242
                                                                          ------
                                                                           7,299
                                                                          ------
FOREST PRODUCTS -- 0.0%
Plum Creek Timber Co.                                           3,740        135
                                                                          ------
HEALTHCARE -- 1.2%
Coventry Health Care, Inc.*                                     3,301        188
HCA-The Healthcare Corp.                                        8,614        435
Health Management Associates, Inc.                              5,023        110
Humana, Inc.*                                                   3,307        180
IMS Health, Inc.                                                4,708        117
Manor Care, Inc.                                                1,607         64
McKesson Corp.                                                  6,252        323
Medco Health Solutions, Inc.*                                   6,249        349
Tenet Healthcare Corp.*                                         9,538         73
UnitedHealth Group, Inc.#                                      27,713      1,722
                                                                          ------
                                                                           3,561
                                                                          ------
HOTELS & RESORTS -- 0.2%
Hilton Hotels Corp.#                                            6,666        161
Marriott International, Inc.#                                   3,345        224
Starwood Hotels & Resorts Worldwide, Inc.                       4,454        284
                                                                          ------
                                                                             669
                                                                          ------
HUMAN RESOURCES -- 0.0%
Robert Half International, Inc.                                 3,460        131
                                                                          ------
INSTRUMENTS -- CONTROLS -- 0.3%
Johnson Controls, Inc.                                          3,921        286
Millipore Corp.*#                                               1,058         70
Parker Hannifin Corp.                                           2,433        160
PerkinElmer, Inc.                                               2,657         63
Thermo Electron Corp.*                                          3,295         99
Waters Corp.*#                                                  2,248         85
                                                                          ------
                                                                             763
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INDEX 500 FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE -- 4.0%
ACE Ltd.                                                       6,549     $   350
Aetna, Inc.                                                    5,811         548
AFLAC, Inc.                                                   10,167         472
Allstate Corp.                                                13,180         713
American International Group, Inc.#                           52,744       3,599
Aon Corp.#                                                     6,502         234
Chubb Corp.                                                    4,062         397
CIGNA Corp.                                                    2,555         285
Cincinnati Financial Corp.                                     3,550         158
Genworth Financial, Inc.                                       7,653         265
Hartford Financial Services Group, Inc.                        6,103         524
Jefferson-Pilot Corp.                                          2,723         155
Lincoln National Corp.                                         3,520         187
Loews Corp.                                                    2,755         261
Marsh & McLennan Cos., Inc.                                   11,068         351
MetLife, Inc.#                                                15,388         754
MGIC Investment Corp.                                          1,843         121
Principal Financial Group, Inc.                                5,692         270
Progressive Corp.                                              4,008         468
SAFECO Corp.                                                   2,510         142
St. Paul Cos., Inc.                                           14,071         628
Torchmark Corp.                                                2,108         117
UnumProvident Corp.                                            6,055         138
WellPoint, Inc.*                                              13,411       1,070
XL Capital Ltd.                                                3,543         239
                                                                         -------
                                                                          12,446
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 0.7%
Black & Decker Corp.                                           1,593         139
Caterpillar, Inc.#                                            13,822         798
Cummins, Inc.#                                                   951          85
Danaher Corp.                                                  4,820         269
Deere & Co.                                                    4,901         334
Dover Corp.                                                    4,118         167
Ingersoll-Rand Co.                                             6,722         271
Snap-On, Inc.                                                  1,177          44
Stanley Works#                                                 1,478          71
                                                                         -------
                                                                           2,178
                                                                         -------
MEDICAL SERVICES & EQUIPMENT -- 2.4%
Amgen, Inc.*                                                  25,082       1,978
Bausch & Lomb, Inc.                                            1,092          74
Baxter International, Inc.                                    12,672         477
Becton, Dickinson & Co.                                        5,121         308
Biomet, Inc.#                                                  5,061         185
C.R. Bard, Inc.                                                2,130         140
Cardinal Health, Inc.                                          8,701         598
Chiron Corp.*                                                  2,222          99
Genzyme Corp.*                                                 5,247         371
Guidant Corp.                                                  6,742         437
Laboratory Corp. of America Holdings*                          2,701         146
Medtronic, Inc.#                                              24,579       1,415
Quest Diagnostics, Inc.#                                       3,367         173
St. Jude Medical, Inc.*                                        7,449         374
Stryker Corp.                                                  5,925         263
Zimmer Holdings, Inc.*                                         5,034         340
                                                                         -------
                                                                           7,378
                                                                         -------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
Boston Scientific Corp.*#                                     11,989         294
                                                                         -------
METAL COMPONENTS & PRODUCTS -- 0.5%
Alcoa, Inc.#                                                  17,683         523
Allegheny Technologies, Inc.#                                  1,728          62
Freeport-McMoRan Copper & Gold, Inc.                           3,739         201
Nucor Corp.#                                                   3,162         211
Phelps Dodge Corp.#                                            2,063         297
United States Steel Corp.                                      2,304         111
                                                                         -------
                                                                           1,405
                                                                         -------

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METALS & MINING -- 0.2%
Newmont Mining Corp.#                                           9,078    $   485
                                                                         -------
OFFICE EQUIPMENT & SERVICES -- 0.0%
Pitney Bowes, Inc.#                                             4,635        196
                                                                         -------
OFFICE SUPPLIES -- 0.0%
Avery Dennison Corp.                                            2,244        124
                                                                         -------
OIL & GAS -- 7.0%
Amerada Hess Corp.#                                             1,625        206
Anadarko Petroleum Corp.                                        4,820        457
Apache Corp.                                                    6,691        459
Baker Hughes, Inc.#                                             6,946        422
BJ Services Co.                                                 6,550        240
Burlington Resources, Inc.                                      7,681        662
Chevron Corp.#                                                 45,619      2,590
ConocoPhillips#                                                28,196      1,640
Devon Energy Corp.                                              9,028        565
Dynegy, Inc.*                                                   6,122         30
El Paso Energy Corp.                                           13,398        163
EOG Resources, Inc.                                             4,909        360
Exxon Mobil Corp.                                             126,442      7,102
Halliburton Co.                                                10,421        646
Kerr-McGee Corp.                                                2,357        214
Kinder Morgan, Inc.                                             2,138        197
Marathon Oil Corp.                                              7,447        454
Murphy Oil Corp.#                                               3,355        181
Nabors Industries Ltd.*                                         3,210        243
National-Oilwell Varco, Inc.*                                   3,541        222
NICOR, Inc.                                                       897         35
Noble Corp.                                                     2,782        196
Occidental Petroleum Corp.#                                     8,168        652
Peoples Energy Corp.                                              775         27
Rowan Cos., Inc.*                                               2,221         79
Schlumberger Ltd.#                                             11,970      1,163
Sempra Energy                                                   5,224        234
Sunoco, Inc.                                                    2,766        217
Transocean, Inc.*#                                              6,707        467
Valero Energy Corp.                                            12,531        647
Weatherford International, Ltd.*                                7,064        256
Williams Cos., Inc.                                            11,644        270
XTO Energy, Inc.                                                7,380        324
                                                                         -------
                                                                          21,620
                                                                         -------
PAPER & RELATED PRODUCTS -- 0.3%
International Paper Co.#                                        9,967        335
Louisiana-Pacific Corp.                                         2,149         59
MeadWestvaco Corp.                                              3,687        103
Temple-Inland, Inc.                                             2,280        102
Weyerhaeuser Co.                                                4,942        328
                                                                         -------
                                                                             927
                                                                         -------
PHARMACEUTICALS -- 5.5%
Abbott Laboratories                                            31,521      1,243
Allergan, Inc.                                                  2,674        289
AmerisourceBergen Corp.#                                        4,236        175
Applera Corp. -- Applied Biosystems Group                       3,818        101
Biogen Idec, Inc.*                                              6,897        313
Bristol-Myers Squibb Co.#                                      39,757        914
Caremark Rx, Inc.*                                              9,139        473
Eli Lilly & Co.#                                               23,096      1,307
Express Scripts, Inc.*#                                         2,959        248
Forest Laboratories, Inc.*                                      6,864        279
Gilead Sciences, Inc.*                                          9,305        490
Hospira, Inc.*                                                  3,268        140
Johnson & Johnson#                                             60,452      3,633
King Pharmaceuticals, Inc.*                                     4,913         83
MedImmune, Inc.*                                                5,000        175
Merck & Co., Inc.                                              44,433      1,413
Mylan Laboratories, Inc.                                        4,442         89

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INDEX 500 FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHARMACEUTICALS -- (CONTINUED)
Pfizer, Inc.                                                  149,791    $ 3,493
Schering-Plough Corp.                                          30,031        626
Watson Pharmaceuticals, Inc.*#                                  2,060         67
Wyeth                                                          27,275      1,257
                                                                         -------
                                                                          16,808
                                                                         -------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.0%
Eastman Kodak Co.                                               5,836        137
                                                                         -------
PRINTING & PUBLISHING -- 0.2%
Donnelley (R.R.) & Sons Co.                                     4,415        151
Dow Jones & Co., Inc.                                           1,198         43
Knight-Ridder, Inc.                                             1,410         89
New York Times Co.#                                             2,948         78
Tribune Co.                                                     5,320        161
                                                                         -------
                                                                             522
                                                                         -------
RESTAURANTS -- 0.6%
Darden Restaurants, Inc.#                                       2,661        103
McDonald's Corp.                                               25,574        862
Starbucks Corp.*                                               15,615        469
Wendy's International, Inc.                                     2,362        130
Yum! Brands, Inc.                                               5,751        270
                                                                         -------
                                                                           1,834
                                                                         -------
RETAIL -- 4.3%
Albertson's, Inc.                                               7,493        160
Amazon.com Inc.*                                                6,232        294
AutoZone, Inc.*                                                 1,121        103
Bed Bath & Beyond, Inc.*                                        6,032        218
Best Buy Co., Inc.                                              8,305        361
Big Lots, Inc.*#                                                2,315         28
Circuit City Stores, Inc.                                       3,182         72
Coach, Inc.*                                                    7,723        257
Costco Wholesale Corp.#                                         9,593        475
CVS Corp.                                                      16,544        437
Dillard's, Inc.                                                 1,251         31
Dollar General Corp.                                            6,434        123
Family Dollar Stores, Inc.                                      3,155         78
Federated Department Stores, Inc.                               5,531        367
Gap, Inc.                                                      11,663        206
Home Depot, Inc.#                                              43,166      1,747
Kohl's Corp.*                                                   7,005        340
Limited Brands                                                  7,076        158
Liz Claiborne, Inc.                                             2,167         78
Lowe's Cos., Inc.#                                             15,889      1,059
Nordstrom, Inc.                                                 4,442        166
Office Depot, Inc.*#                                            6,276        197
OfficeMax, Inc.                                                 1,438         36
Penney (J.C.) Co., Inc.                                         4,719        262
RadioShack Corp.                                                2,735         58
Safeway, Inc.                                                   9,130        216
Sears Holding Corp.*                                            2,028        234
Sherwin-Williams Co.#                                           2,281        104
Staples, Inc.                                                  14,862        337
SUPERVALU, Inc.                                                 2,767         90
Target Corp.                                                   17,865        982
The Kroger Co.*                                                14,729        278
The TJX Companies, Inc.#                                        9,361        217
Tiffany & Co.                                                   2,890        111
Walgreen Co.#                                                  20,566        910
Wal-Mart Stores, Inc.#                                         50,762      2,376
Whole Foods Market Inc.                                         2,798        217
                                                                         -------
                                                                          13,383
                                                                         -------

                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 0.2%
Cintas Corp.#                                                 2,798     $    115
Convergys Corp.*                                              2,844           45
Fiserv, Inc.*                                                 3,749          162
Fluor Corp.#                                                  1,764          137
                                                                        --------
                                                                             459
                                                                        --------
TELECOMMUNICATIONS -- 3.6%
ADC Telecommunications, Inc.*                                 2,367           53
Alltel Corp.#                                                 7,781          491
Andrew Corp.*                                                 3,301           36
AT&T Inc.                                                    79,380        1,944
Avaya, Inc.*                                                  8,509           91
BellSouth Corp.                                              37,158        1,007
CenturyTel, Inc.                                              2,661           88
Ciena Corp.*                                                 11,744           35
Citizens Communications Co.                                   6,785           83
Comverse Technology, Inc.*                                    4,104          109
Corning, Inc.*                                               30,967          609
L-3 Communications Corp.#                                     2,441          182
Lucent Technologies, Inc.*                                   90,322          240
Motorola, Inc.#                                              50,614        1,143
Qualcomm, Inc.#                                              33,410        1,439
Qwest Communications International, Inc.*                    31,370          177
Scientific-Atlanta, Inc.                                      3,120          134
Sprint Nextel Corp.#                                         60,036        1,403
Tellabs, Inc.*                                                9,112           99
The E.W. Scripps Co.#                                         1,729           83
Verizon Communications, Inc.#                                56,186        1,692
                                                                        --------
                                                                          11,138
                                                                        --------
TEXTILES & APPAREL -- 0.0%
Jones Apparel Group, Inc.#                                    2,373           73
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 1.4%
Burlington Northern Santa Fe Corp.                            7,588          537
CSX Corp.                                                     4,414          224
FedEx Corp.                                                   6,157          637
Norfolk Southern Corp.                                        8,258          370
Ryder Systems, Inc.                                           1,304           54
Southwest Airlines Co.                                       14,175          233
Union Pacific Corp.                                           5,383          433
United Parcel Service, Inc.#                                 22,424        1,685
                                                                        --------
                                                                           4,173
                                                                        --------
WASTE MANAGEMENT -- 0.1%
Allied Waste Industries, Inc.*#                               4,435           39
Waste Management, Inc.                                       11,213          340
                                                                        --------
                                                                             379
                                                                        --------
WHOLESALE DISTRIBUTOR -- 0.0%
Grainger (W.W.), Inc.                                         1,544          110
                                                                        --------
TOTAL COMMON STOCKS
(COST $236,110)                                                          227,391
                                                                        --------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
--------------------------------------------------------------------------------
APARTMENTS -- 0.1%
Apartment Investment & Management Co.                         1,944           74
Archstone-Smith Trust                                         4,307          180
Equity Residential Properties Trust                           5,855          229
                                                                        --------
                                                                             483
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INDEX 500 FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 0.1%
Vornado Realty Trust                                            2,398     $  200
                                                                          ------
INDUSTRIAL -- 0.1%
Prologis                                                        4,947        231
                                                                          ------
OFFICE PROPERTY -- 0.1%
Equity Office Properties Trust                                  8,253        251
                                                                          ------
REGIONAL MALLS -- 0.1%
Simon Property Group, Inc.#                                     3,788        290
                                                                          ------
STORAGE -- 0.0%
Public Storage, Inc.                                            1,680        114
                                                                          ------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $1,299)                                                              1,569
                                                                          ------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights                                       4,100         --
                                                                          ------
 (COST $0)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -- TempCash                                              4,630      4,630
                                                                          ------
 (COST $4,630)
                                                                 PAR
                                                                (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bill
 4.130%, 05/11/06^^                                            $   85         84
                                                                          ------
 (COST $84)


                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 24.1%
--------------------------------------------------------------------------------
Banco Santander Floating Rate Certificate of Deposit
 4.3360%, 013/06                                              $ 1,828   $  1,828
Institutional Money Market Trust
 3.9110%, 01/03/06                                             30,393     30,393
Merrill Lynch Master Note
 4.3500%, 01/03/06                                              6,302      6,302
Morgan Stanley Floating Rate Commercial Paper
 4.3300%, 01/02/06                                              9,738      9,738
Natexis Floating Rate Note
 4.3000%, 01/02/06                                             10,554     10,554
S E Banken Floating Rate Note
 4.3400%, 01/17/06                                             10,865     10,865
Societe Generale Time Deposit
 3.7500%, 01/03/06                                              4,662      4,662
TOTAL SECURITIES LENDING COLLATERAL
(COST $74,342)                                                            74,342
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $316,465)                                                         $308,016
                                                                        ========
_______________
+  See Note 1 to Financial Statements.
*  Non-income producing security.
#  Security position is either entirely or partially on loan.
^^ Market value held as collateral for the open futures contract.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
MID CAP GROWTH FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 79.8%
--------------------------------------------------------------------------------
ADVERTISING -- 1.8%
Monster Worldwide, Inc.*#                                      30,950    $ 1,263
Valueclick, Inc.*#                                             28,760        521
                                                                         -------
                                                                           1,784
                                                                         -------
AUTOMOBILES & RELATED -- 0.6%
Oshkosh Truck Corp.                                            13,730        612
                                                                         -------
BANKING -- 1.3%
Mellon Financial Corp.                                         27,190        931
The Colonial BancGroup, Inc.                                   15,960        380
                                                                         -------
                                                                           1,311
                                                                         -------
BROADCAST/MEDIA -- 2.6%
Harman International Industries, Inc.                           9,360        916
Sirius Satellite Radio, Inc.*#                                186,430      1,249
XM Satellite Radio Holdings, Inc.*#                            13,700        374
                                                                         -------
                                                                           2,539
                                                                         -------
BUILDING & BUILDING SUPPLIES -- 0.3%
Florida Rock Industries, Inc.                                   6,420        315
                                                                         -------
BUILDING & REAL ESTATE -- 0.7%
CB Richard Ellis Group, Inc.*                                  11,200        659
                                                                         -------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 3.0%
aQuantive, Inc.*#                                              17,130        432
CNET Networks, Inc.*                                           61,370        902
Getty Images, Inc.*                                             8,450        754
Openwave Systems, Inc.*                                        36,010        629
Red Hat, Inc.*                                                 10,370        283
                                                                         -------
                                                                           3,000
                                                                         -------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 2.8%
F5 Networks Inc.*                                              19,390      1,109
Foundry Networks, Inc.*                                        44,600        616
Network Appliance, Inc.*#                                      27,230        735
Trident Microsystems, Inc.*#                                   18,140        327
                                                                         -------
                                                                           2,787
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 1.9%
Akamai Technologies, Inc.*                                     41,400        825
ATI Technologies Inc.*                                         27,450        466
Itron, Inc.*                                                    7,870        315
Salesforce.com, Inc.                                            7,890        253
                                                                         -------
                                                                           1,859
                                                                         -------
CONSUMER PRODUCTS -- 0.7%
Polo Ralph Lauren Corp.                                        13,010        730
                                                                         -------
DIVERSIFIED OPERATIONS -- 0.3%
Actuant Corp.*                                                  5,640        315
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 10.2%
Advanced Micro Devices, Inc.*#                                 49,530      1,515
Agilent Technologies, Inc.*                                    29,100        969
AMETEK, Inc.                                                   12,210        519
ASML Holding N.V.*                                             35,610        715
Broadcom Corp.*                                                38,200      1,801
KLA-Tencor Corp.                                               26,970      1,330
Lam Research Corp.*                                            10,810        386
Micron Technology, Inc.*#                                      65,490        872
Silicon Laboratories, Inc.*                                    23,730        870
SiRF Technology Holdings, Inc.*                                15,260        455
Varian Semiconductor Equipment Associates, Inc.*#              14,470        636
                                                                         -------
                                                                          10,068
                                                                         -------

                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- 1.9%
CONSOL Energy, Inc.                                             11,570    $  754
McDermott International Inc.*                                   11,980       534
Peabody Energy Corp.                                             7,180       592
                                                                          ------
                                                                           1,880
                                                                          ------
ENTERTAINMENT & LEISURE -- 1.1%
GameStop Corp.*#                                                13,940       443
Scientific Games Corp.*                                         25,030       683
                                                                          ------
                                                                           1,126
                                                                          ------
FIBER OPTICS -- 0.8%
JDS Uniphase Corp.*                                            325,460       768
                                                                          ------
FINANCE -- 6.9%
Affiliated Managers Group, Inc.*#                               11,505       923
Ameritrade Holding Corp.*                                       35,500       852
Chicago Mercantile Exchange Holdings Inc.#                       2,760     1,014
Global Payments, Inc.                                           13,590       633
Legg Mason, Inc.                                                 8,570     1,026
Moody's Corp.#                                                  12,530       770
Nasdaq Stock Market Inc.*                                       12,750       449
T. Rowe Price Group, Inc.                                       16,390     1,181
                                                                          ------
                                                                           6,848
                                                                          ------
FOOD & BEVERAGES -- 0.7%
Hansen Natural Corp.*#                                           9,160       722
                                                                          ------
HEALTHCARE -- 0.4%
Community Health Systems, Inc.*                                  9,540       366
                                                                          ------
HOTELS & GAMING -- 0.7%
Station Casinos, Inc.                                           10,460       709
                                                                          ------
HOTELS & RESORTS -- 1.2%
Starwood Hotels & Resorts Worldwide, Inc.                       19,070     1,218
                                                                          ------
HUMAN RESOURCES -- 1.1%
Manpower, Inc.#                                                 14,610       679
MPS Group, Inc.*                                                31,500       431
                                                                          ------
                                                                           1,110
                                                                          ------
INSTRUMENTS -- CONTROLS -- 0.5%
Johnson Controls, Inc.                                           6,280       458
                                                                          ------
INSURANCE -- 0.6%
HCC Insurance Holdings, Inc.                                    18,030       535
WellPoint, Inc.*                                                     1         0
                                                                          ------
                                                                             535
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 0.5%
Terex Corp.*#                                                    8,190       487
                                                                          ------
MANUFACTURING -- 1.8%
Ceradyne, Inc.*                                                 10,940       479
ResMed, Inc.*                                                   14,460       554
Roper Industries, Inc.#                                         18,610       735
                                                                          ------
                                                                           1,768
                                                                          ------
MEDICAL PRODUCTS -- 0.4%
Cephalon, Inc.*                                                  6,730       436
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 3.1%
Celgene Corp.*                                                  11,720       759
Dade Behring Holdings, Inc.                                     20,280       829
DaVita, Inc.*                                                   11,060       560
Intuitive Surgical, Inc.*                                        3,400       399
Varian Medical Systems, Inc.*                                    9,490       478
                                                                          ------
                                                                           3,025
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
MID CAP GROWTH FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
Cerner Corp.*                                                   8,040     $  731
Sepracor, Inc.*                                                 7,400        382
                                                                          ------
                                                                           1,113
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 2.3%
Allegheny Technologies, Inc.#                                  18,970        684
Freeport-McMoRan Copper & Gold, Inc.*                          15,160        816
Precision Castparts Corp.                                      15,480        802
                                                                          ------
                                                                           2,302
                                                                          ------
METALS & MINING -- 1.0%
Joy Global, Inc.                                               23,795        952
                                                                          ------
OIL & GAS -- 7.0%
Cal Dive International, Inc.*                                  10,480        376
Chesapeake Energy Corp.#                                       14,640        464
Grant Prideco, Inc.*                                           10,610        468
National-Oilwell Varco, Inc.*                                  11,750        737
Newfield Exploration Co.*                                      11,880        595
Range Resources Corp.                                          40,125      1,057
Southwestern Energy Co.*                                       20,820        748
Sunoco, Inc.                                                   11,930        935
Ultra Petroleum Corp.*                                         10,560        589
XTO Energy, Inc.                                               20,770        913
                                                                          ------
                                                                           6,882
                                                                          ------
PHARMACEUTICALS -- 7.6%
Allergan, Inc.                                                 10,600      1,144
Barr Pharmaceuticals Inc.*                                     13,915        867
Biogen Idec, Inc.*                                             13,710        621
Express Scripts, Inc.*#                                        10,630        891
MedImmune, Inc.*                                               21,400        749
Omnicare, Inc.#                                                20,150      1,153
Pharmaceutical Product Development, Inc.                        6,630        411
Protein Design Labs, Inc.*                                     23,040        655
Shire PLC- ADR                                                 16,800        652
United Therapeutics Corp.*                                      5,130        355
                                                                          ------
                                                                           7,498
                                                                          ------
RETAIL -- 7.1%
Chico's FAS, Inc.*#                                            25,190      1,107
Circuit City Stores, Inc.                                      22,820        516
Coach, Inc.*                                                   45,640      1,522
Nordstrom, Inc.                                                23,650        884
Tiffany & Co.#                                                 16,930        648
Urban Outfitters, Inc.*                                        21,350        540
Whole Foods Market, Inc.                                       11,960        926
Williams-Sonoma, Inc.*#                                        20,910        902
                                                                          ------
                                                                           7,045
                                                                          ------
SECURITY TECHNOLOGY -- 0.6%
Cogent Inc.*#                                                  24,970        566
                                                                          ------
TELECOMMUNICATIONS -- 2.4%
Comverse Technology, Inc.*                                     15,140        403
Crown Castle International Corp.#                              18,780        505
NII Holdings, Inc.*                                            33,660      1,470
                                                                          ------
                                                                           2,378
                                                                          ------
TRANSPORTATION & RELATED SERVICES -- 1.9%
C.H. Robinson Worldwide, Inc.                                  18,350        680
Norfolk Southern Corp.                                         12,050        540
UTI Worldwide, Inc.                                             6,550        608
                                                                          ------
                                                                           1,828
                                                                          ------

                                                            NUMBER OF     VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHOLESALE DISTRIBUTOR -- 0.9%
WESCO International, Inc.*                                      20,260   $   866
                                                                         -------
TOTAL COMMON STOCKS
(COST $64,453)                                                            78,865
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
Funds -- TempCash
(COST $2,029)                                                2,029,170     2,029
                                                                         -------
                                                               PAR
                                                              (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 18.1%
--------------------------------------------------------------------------------
Banco Santander Floating Rate Certificate of Deposit
 4.3360%, 013/06                                            $    1,641     1,641
Institutional Money Market Trust
 3.9110%, 01/03/06                                              11,621    11,621
Merrill Lynch Master Note
 4.3500%, 01/03/06                                               1,787     1,787
S E Banken Floating Rate Note
 4.3400%, 01/17/06                                               1,232     1,232
Societe Generale Time Deposit
 3.7500%, 01/03/06                                               1,650     1,650
                                                                         -------
TOTAL SECURITIES LENDING COLLATERAL
 (COST $17,931)                                                           17,931
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
 (COST $84,413)                                                          $98,825
                                                                         =======
__________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
MID CAP VALUE FUND


                                                              NUMBER      VALUE
                                                             OF SHARES    (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 77.3%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 3.8%
Advance Auto Parts, Inc.*                                      47,700    $ 2,073
BorgWarner, Inc.                                               10,300        624
Briggs & Stratton Corp.#                                       24,000        931
Harley Davidson, Inc.#                                         32,900      1,694
                                                                         -------
                                                                           5,322
                                                                         -------
BANKING -- 5.3%
Astoria Financial Corp.#                                       46,750      1,374
First Horizon National Corp.                                   28,500      1,096
Hudson City Bancorp, Inc.                                     174,800      2,119
IndyMac Bancorp, Inc.                                          44,800      1,748
North Fork Bancorp, Inc.#                                      42,795      1,171
                                                                         -------
                                                                           7,508
                                                                         -------
BUILDING & REAL ESTATE -- 11.6%
Beazer Homes USA, Inc.#                                        23,800      1,734
Colonial Properties Trust.                                     27,500      1,154
Developers Diversified Realty Corp.                            37,000      1,740
Hovnanian Enterprises, Inc.*                                   46,800      2,323
iStar Financial Inc.                                           28,300      1,009
KB Home                                                        27,900      2,027
Lennar Corp.#                                                  40,000      2,441
NVR, Inc.*                                                      2,400      1,685
Pulte Homes, Inc.#                                             56,000      2,204
                                                                         -------
                                                                          16,317
                                                                         -------
BUILDING PRODUCTS & SUPPLIES -- 1.9%
Centex Corp.#                                                  37,100      2,652
                                                                         -------

COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.1%
Check Point Software Technologies Ltd.*                        75,200      1,512
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 0.6%
Lexmark International, Inc.*                                   17,400        780
                                                                         -------

CONSUMER PRODUCTS -- 2.0%
Spectrum Brands, Inc.*#                                        56,500      1,147
Whirlpool Corp.#                                               20,100      1,684
                                                                         -------
                                                                           2,831
                                                                         -------
DIVERSIFIED OPERATIONS -- 0.7%
Eaton Corp.                                                    15,100      1,013
                                                                         -------
EDUCATION -- 1.3%
Career Education Corp.*#                                       53,200      1,794
                                                                         -------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.7%
International Rectifier Corp.*                                 31,100        992
                                                                         -------

ENERGY RESOURCES & SERVICES -- 5.4%
DPL, Inc.                                                      59,900      1,558
Edison International                                           21,200        925
NRG Energy, Inc.*                                               3,000        141
Peabody Energy Corp.                                           29,000      2,390
TXU Corp.                                                      52,000      2,610
                                                                         -------
                                                                           7,624
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.4%
Activision, Inc.*#                                             45,700        628
                                                                         -------

                                                               NUMBER      VALUE
                                                              OF SHARES   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCE -- 2.9%
Ambac Financial Group, Inc.                                     8,600     $  663
Arch Capital Group Ltd.*                                       12,400        679
Bear Stearns Cos., Inc.#                                       14,000      1,617
CIT Group, Inc.                                                20,900      1,082
                                                                          ------
                                                                           4,041
                                                                          ------
FOOD & BEVERAGES -- 0.9%
Constellation Brands, Inc.*                                    49,700      1,304
                                                                          ------
HEALTHCARE -- 2.8%
Coventry Health Care, Inc.*                                    27,350      1,558
NBTY, Inc.*                                                    83,300      1,353
Triad Hospitals, Inc.*                                         26,400      1,036
                                                                          ------
                                                                           3,947
                                                                          ------
HUMAN RESOURCES -- 0.7%
Manpower, Inc.#                                                20,100        935
                                                                          ------

INSTRUMENTS -- CONTROLS -- 1.4%
Johnson Controls, Inc.#                                        26,500      1,932
                                                                          ------

INSURANCE -- 3.7%
Endurance Specialty Holdings Ltd.                              37,000      1,327
Radian Group, Inc.                                             15,400        902
The PMI Group, Inc.#                                           48,700      2,000
WellPoint, Inc.*                                               13,100      1,045
                                                                          ------
                                                                           5,274
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 2.3%
Ingersoll-Rand Co.                                             27,100      1,094
Terex Corp.*                                                   36,000      2,138
                                                                          ------
                                                                           3,232
                                                                          ------
MANUFACTURING -- 0.8%
Chicago Bridge & Iron Company N.V.                             43,700      1,102
                                                                          ------

METAL COMPONENTS & PRODUCTS -- 1.6%
Phelps Dodge Corp.#                                            16,100      2,316
                                                                          ------

METALS & MINING -- 4.5%
Alpha Natural Resources, Inc.*                                 70,600      1,356
Arch Coal, Inc.#                                               32,100      2,552
Joy Global, Inc.                                               62,400      2,496
                                                                          ------
                                                                           6,404
                                                                          ------
OIL & GAS -- 10.8%
Canadian Natural Resources Ltd.                                56,800      2,819
Denbury Resources Inc.*                                        92,800      2,114
General Maritime Corp.                                         31,700      1,174
Quicksilver Resources, Inc.*#                                  50,800      2,134
Southwestern Energy Co.*                                       40,500      1,456
Sunoco, Inc.                                                   14,600      1,144
Talisman Energy, Inc.                                          43,200      2,284
XTO Energy, Inc.                                               47,842      2,102
                                                                          ------
                                                                          15,227
                                                                          ------
PHARMACEUTICALS -- 1.9%
Omnicare, Inc.#                                                23,000      1,316
Shire PLC- ADR                                                 35,800      1,389
                                                                          ------
                                                                           2,705
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
MID CAP VALUE FUND


                                                             NUMBER       VALUE
                                                            OF SHARES    (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
--------------------------------------------------------------------------------
RETAIL -- 3.9%
Aeropostale, Inc.*                                            28,000    $    736
Foot Locker, Inc.#                                            33,900         800
Hot Topic, Inc.*                                              59,200         844
Ross Stores, Inc.                                             52,000       1,503
The TJX Companies, Inc.                                       72,800       1,691
                                                                        --------
                                                                           5,574
                                                                        --------
TELECOMMUNICATIONS -- 1.3%
AMDOCS LTD.*                                                  18,300         503
Avaya Inc.*                                                  121,600       1,297
                                                                        --------
                                                                           1,800
                                                                        --------
TEXTILES & APPAREL -- 0.5%
Jones Apparel Group, Inc.*                                    24,700         759
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 2.5%
Frontline Limited#                                            34,800       1,320
Overseas Shipholding Group, Inc.                              21,500       1,083
Teekay Shipping Corp.#                                        26,900       1,073
                                                                        --------
                                                                           3,476
                                                                        --------
TOTAL COMMON STOCKS
(COST $96,290)                                                           109,001
                                                                        --------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
--------------------------------------------------------------------------------
OFFICE PROPERTY -- 0.6%
Trizec Properties, Inc.                                       37,200         853
                                                                        --------
(COST $809)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempFund                                                    998,137         998
BlackRock Provident Institutional Funds --
 FedFund                                                     998,136         998
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,996)                                                              1,996
                                                                        --------


                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 20.7%
--------------------------------------------------------------------------------
Banco Santander Floating Rate Certificate of Deposit
  4.3360%, 01/03/06                                           $   889   $    889
Institutional Money Market Trust
 3.9110%, 01/03/06                                             15,988     15,988
Morgan Stanley Floating Rate Commercial Paper
 4.3300%, 01/02/06                                              2,338      2,338
Natexis Floating Rate Note
 4.3000%, 01/02/06                                              2,496      2,496
S E Banken Floating Rate Note
 4.3400%, 01/17/06                                              5,564      5,564
Societe Generale Time Deposit
 3.7500%, 01/03/06                                              1,948      1,948
                                                                        --------

TOTAL SECURITIES LENDING COLLATERAL
(COST $29,223)                                                            29,223
                                                                        --------

TOTAL INVESTMENTS -- 100.0%
(COST $128,318)                                                         $141,073
                                                                        ========
______________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
STRATEGIC VALUE FUND


                                                               NUMBER      VALUE
                                                              OF SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.0%
--------------------------------------------------------------------------------
ADVERTISING -- 1.8%
Interpublic Group of Cos., Inc.*                                82,800    $  799
                                                                          ------
AGRICULTURAL PRODUCTS -- 5.8%
Archer-Daniels Midland Co.                                      17,300       427
Monsanto Co.                                                    11,400       884
Potash Corp. of Saskatchewan, Inc.                               7,000       561
The Mosaic Co.*                                                 52,200       764
                                                                          ------
                                                                           2,636
                                                                          ------
AUTOMOBILES & RELATED -- 2.8%
Dana Corp.                                                      51,100       367
Genuine Parts Co.                                               20,700       909
                                                                          ------
                                                                           1,276
                                                                          ------
BROADCAST/MEDIA -- 2.0%
Clear Channel Communications, Inc.                              11,600       365
Westwood One, Inc.                                              33,200       541
                                                                          ------
                                                                             906
                                                                          ------
CHEMICALS -- 2.4%
Eastman Chemical Co.                                            20,900     1,078
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.5%
McAfee, Inc.*                                                   24,900       676
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 5.5%
Cadence Design Systems, Inc.*                                   49,700       841
Sabre Group Holdings Corp.                                      44,500     1,073
Sybase, Inc.*                                                   25,500       557
                                                                          ------
                                                                           2,471
                                                                          ------
CONSUMER PRODUCTS -- 2.7%
American Greetings Corp.                                        19,400       426
Newell Rubbermaid, Inc.                                         20,700       492
Tupperware Brands Corp.                                         12,700       285
                                                                          ------
                                                                           1,203
                                                                          ------
CONTAINERS -- 4.4%
Ball Corp.                                                      22,700       901
Pactiv Corp.*                                                   48,400     1,065
                                                                          ------
                                                                           1,966
                                                                          ------
ENERGY RESOURCES & SERVICES -- 8.3%
Ameren Corp.                                                    16,600       851
CMS Energy Corp.*                                               49,100       712
Hubbell, Inc.                                                   14,700       663
NiSource, Inc.                                                  32,100       670
Northeast Utilities, Inc.                                       32,200       634
Puget Energy, Inc.                                              10,900       223
                                                                          ------
                                                                           3,753
                                                                          ------
FIBER OPTICS -- 1.0%
JDS Uniphase Corp.*                                            192,800       455
                                                                          ------
FOOD & BEVERAGES -- 1.2%
ConAgra Foods, Inc.                                              8,900       180
Dean Foods Co.*                                                  8,700       328
TreeHouse Food, Inc.*                                            1,540        29
                                                                          ------
                                                                             537
                                                                          ------

                                                               NUMBER      VALUE
                                                              OF SHARES   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE -- 12.8%
ACE Ltd.                                                        8,700     $  465
Aetna, Inc.                                                     5,700        537
Conseco, Inc.*                                                 27,400        635
Everest Re Group Ltd.                                           7,700        773
Genworth Financial, Inc.                                       16,200        560
PartnerRe Ltd.                                                 12,500        821
SAFECO Corp.                                                   11,500        650
The PMI Group, Inc.                                            13,800        567
XL Capital Ltd.                                                11,500        775
                                                                          ------
                                                                           5,783
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 3.7%
CNH Global N.V.                                                11,740        217
Cummins, Inc.                                                   7,900        709
Snap-On, Inc.                                                  20,100        755
                                                                          ------
                                                                           1,681
                                                                          ------
MANUFACTURING -- 1.4%
Chemtura Corp.                                                 49,200        625
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 1.4%
Bausch & Lomb, Inc.                                             9,200        625
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 2.0%
Timken Co.                                                     28,700        919
                                                                          ------
OIL & GAS -- 6.5%
EOG Resources, Inc.                                            11,700        858
GlobalSantaFe Corp.                                            20,200        973
Halliburton Co.                                                13,100        812
Southwest Gas Corp.                                            11,000        290
                                                                          ------
                                                                           2,933
                                                                          ------
PAPER & RELATED PRODUCTS -- 3.0%
Bowater, Inc.                                                  19,500        599
MeadWestvaco Corp.                                             27,300        765
                                                                          ------
                                                                           1,364
                                                                          ------
PHARMACEUTICALS -- 3.8%
King Pharmaceuticals, Inc.*                                    55,100        932
Mylan Laboratories, Inc.                                       40,200        803
                                                                          ------
                                                                           1,735
                                                                          ------
PRINTING & PUBLISHING -- 3.7%
Donnelley (R.R.) & Sons Co.                                    28,052        960
R.H. Donnelley Corp.*                                          11,200        690
                                                                          ------
                                                                           1,650
                                                                          ------
RESTAURANTS -- 2.1%
Brinker International, Inc.                                    19,000        734
Yum! Brands, Inc.                                               4,200        197
                                                                          ------
                                                                             931
                                                                          ------
RETAIL -- 6.7%
Federated Department Stores, Inc.                               8,800        584
Foot Locker, Inc.                                              33,300        786
OfficeMax, Inc.                                                15,700        398
Safeway, Inc.                                                  18,100        428
The Kroger Co.*                                                20,400        385
Tommy Hilfiger Corp.*                                          26,000        422
                                                                          ------
                                                                           3,003
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
STRATEGIC VALUE FUND


                                                              NUMBER      VALUE
                                                             OF SHARES    (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.9%
ADC Telecommunications, Inc.*                                  24,900    $   556
Avaya, Inc.*                                                   56,700        605
CenturyTel, Inc.                                               14,100        467
PanAmSat Holding Corp.                                         13,500        331
Qwest Communications International, Inc.*                     120,000        678
Tellabs, Inc.*                                                 41,900        457
                                                                         -------
                                                                           3,094
                                                                         -------
WHOLESALE DISTRIBUTOR -- 1.6%
Grainger (W.W.), Inc.                                           9,900        704
                                                                         -------
TOTAL COMMON STOCKS
(COST $36,938)                                                            42,803
                                                                         -------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.7%
--------------------------------------------------------------------------------
HEALTHCARE -- 0.1%
Healthcare Realty Trust, Inc.                                   1,900         63
                                                                         -------
HOTELS & RESORTS -- 1.6%
Host Marriott Corp.                                            38,000        720
                                                                         -------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $521)                                                                  783
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempCash                                                     742,650        743
BlackRock Provident Institutional Funds --
 TempFund                                                     742,649        742
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,485)                                                              1,485
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $38,944)                                                           $45,071
                                                                         =======


______________
+ See Note 1 to Financial Statements.
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
SMALL CAP GROWTH FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 84.2%
--------------------------------------------------------------------------------
ADVERTISING -- 0.8%
Marchex, Inc.*#                                                44,100    $   992
                                                                         -------
AEROSPACE & DEFENSE -- 0.8%
United Industrial Corp.                                        25,000      1,034
                                                                         -------
CABLE OPERATORS -- 0.8%
Encore Wire Corp.*                                             46,900      1,067
                                                                         -------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 8.1%
aQuantive, Inc.*#                                              80,000      2,019
Digitas, Inc.*                                                 91,800      1,149
Online Resources Corp.*                                       119,600      1,322
Perficient, Inc.*                                             130,000      1,158
RADVision, Ltd.*                                               66,500      1,103
Sportsman's Guide, Inc.*                                       26,200        625
Stamps.com Inc.*                                               98,800      2,268
Tom Online, Inc.*                                              52,100      1,033
                                                                         -------
                                                                          10,677
                                                                         -------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.4%
Click Commerce, Inc.*#                                         14,400        303
The Knot, Inc.*                                                34,600        396
Trident Microsystems, Inc.*#                                   60,000      1,080
                                                                         -------
                                                                           1,779
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 8.8%
Concur Technologies, Inc.*                                    150,000      1,934
Itron, Inc.*                                                   35,000      1,401
iVillage, Inc.*                                                83,100        666
Komag, Inc.*#                                                  55,000      1,906
Merge Technologies, Inc.*                                      30,000        751
Quality Systems, Inc.*                                         30,000      2,303
SPSS, INC.*                                                    28,500        882
TALX Corp.                                                     38,100      1,742
                                                                         -------
                                                                          11,585
                                                                         -------
COMPUTERS -- 2.3%
Rackable Systems, Inc.*                                        73,500      2,093
Rimage Corp.*                                                  30,000        870
                                                                         -------
                                                                           2,963
                                                                         -------
CONSUMER PRODUCTS -- 1.0%
Conn's, Inc.*                                                  36,100      1,331
                                                                         -------
COSMETICS & TOILETRIES -- 1.1%
Paralux Fragrance, Inc.*#                                      47,200      1,441
                                                                         -------
EDUCATION -- 1.2%
Blackboard, Inc.*                                              53,000      1,536
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 3.3%
Cohu, Inc.                                                     40,000        915
Diodes, Inc.*                                                  42,950      1,334
PortalPlayer, Inc.*                                            15,000        425
Supertex, Inc.*                                                36,100      1,597
                                                                         -------
                                                                           4,271
                                                                         -------
ENERGY RESOURCES & SERVICES -- 2.5%
Atlas America, Inc.*                                           30,000      1,807
Fuel-Tech N.V.*                                                70,000        633
The Lamson & Sessions Co.*                                     34,000        851
                                                                         -------
                                                                           3,291
                                                                         -------

                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- 1.6%
Steiner Leisure Ltd.*                                          60,000    $ 2,134
                                                                         -------
FINANCE -- 1.2%
GFI Group, Inc.*#                                              32,500      1,541
                                                                         -------
FOOD & BEVERAGES -- 4.0%
Great Atlantic & Pacific Tea Co., Inc.*#                       75,000      2,383
Hansen Natural Corp.*#                                         28,800      2,270
Industrias Bachoco, S.A.                                       30,400        593
                                                                         -------
                                                                           5,246
                                                                         -------
HEALTHCARE -- 6.9%
Amedisys, Inc.*                                                50,000      2,112
American Healthways, Inc.*#                                    50,000      2,263
Horizon Health Corp.*                                          34,400        778
Psychiatric Solutions, Inc.*#                                  35,000      2,056
Sunrise Senior Living, Inc.*                                   55,000      1,854
                                                                         -------
                                                                           9,063
                                                                         -------
HOTELS & RESORTS -- 0.6%
Orient-Express Hotels Ltd.                                     25,000        788
                                                                         -------
HUMAN RESOURCES -- 1.2%
Kforce, Inc.*                                                  60,100        670
Labor Ready, Inc.*#                                            40,000        833
                                                                         -------
                                                                           1,503
                                                                         -------
INDUSTRIAL -- 0.8%
Charles & Colvard Ltd.#                                        50,000      1,010
                                                                         -------
INSURANCE -- 2.6%
American Physicians Capital, Inc.*                             41,300      1,891
Safety Insurance Group, Inc.                                   38,000      1,534
                                                                         -------
                                                                           3,425
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 2.6%
Applied Industrial Technologies, Inc.                          11,100        374
Columbus McKinnon Corp.*                                       80,000      1,758
The Middleby Corp.*                                            15,000      1,298
                                                                         -------
                                                                           3,430
                                                                         -------
MANUFACTURING -- 3.5%
Ceradyne, Inc.*#                                               50,000      2,190
Freightcar America Inc.                                        28,100      1,351
Gehl Co. designs*                                              42,500      1,116
                                                                         -------
                                                                           4,657
                                                                         -------
MEDICAL INSTRUMENTS & DEVICES -- 0.3%
Natus Medical, Inc.*                                           22,300        360
                                                                         -------
MEDICAL PRODUCTS -- 0.8%
Hi-Tech Pharmacal Co., Inc.*                                    9,600        425
Syneron Medical Ltd.*                                          20,900        664
                                                                         -------
                                                                           1,089
                                                                         -------
MEDICAL SERVICES & EQUIPMENT -- 8.0%
AngioDynamics, Inc.*                                           40,000      1,021
Dialysis Corporation Of America*#                              20,000        201
IRIS International Inc.*                                      115,000      2,514
LifeCell Corp.*                                                61,900      1,181
Lifeline Systems, Inc.*                                        40,000      1,462
Option Care, Inc.                                             140,000      1,870
Radiation Therapy Services, Inc.*                              65,000      2,295
                                                                         -------
                                                                          10,544
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
SMALL CAP GROWTH FUND

                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
Palomar Medical Technologies, Inc.*                           35,000    $  1,226
                                                                        --------
METAL COMPONENTS & PRODUCTS -- 0.4%
LKQ Corp.*                                                    13,600         471
                                                                        --------
OIL & GAS -- 5.0%
Dril-Quip, Inc.*                                              31,000       1,463
Edge Petroleum Corp.*                                         47,000       1,171
Lufkin Industries, Inc.                                       30,000       1,496
Petroleum Development Corp.*                                  20,000         667
Pioneer Drilling Co.*                                        100,000       1,793
                                                                        --------
                                                                           6,590
                                                                        --------
PHARMACEUTICALS -- 2.9%
BioMarin Pharmaceutical, Inc.*                                55,000         593
SurModics, Inc.*                                              30,000       1,110
United Therapeutics Corp.*#                                   30,000       2,073
                                                                        --------
                                                                           3,776
                                                                        --------
RETAIL -- 4.8%
Hibbett Sporting Goods, Inc.*                                 52,850       1,505
The Pantry, Inc.*                                             40,000       1,880
True Religion Apparel, Inc.*#                                101,600       1,565
Zumiez, Inc.*                                                 31,200       1,348
                                                                        --------
                                                                           6,298
                                                                        --------
SECURITY TECHNOLOGY -- 1.4%
American Science & Engineering, Inc.*                         29,600       1,846
                                                                        --------
SERVICES -- COMMERCIAL -- 0.5%
Five Star Quality Care, Inc.*                                 40,000         315
Teletech Holdings, Inc.*                                      33,600         403
                                                                        --------
                                                                             718
                                                                        --------
TELECOMMUNICATIONS -- 1.8%
Comtech Telecommunications Corp.*                             45,000       1,374
ECI Telecom LTD*                                              82,500         618
Intrado, Inc.*                                                18,700         431
                                                                        --------
                                                                           2,423
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 0.3%
Celadon Group, Inc.*                                          14,400         415
                                                                        --------
TOTAL COMMON STOCKS
(COST $89,749)                                                           110,520
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempCash                                                    234,124         234
RBB Sansom Street Fund Money Market
 Portfolio                                                   234,126         234
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $468)                                                                  468
                                                                        --------

                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 15.4%
--------------------------------------------------------------------------------
Banco Santander Floating Rate Certificate of Deposit
 4.3360%, 013/06                                              $ 4,038   $  4,038
Institutional Money Market Trust
 3.9110%, 01/03/06                                             12,127     12,127
S E Banken Floating Rate Note
 4.3400%, 01/17/06                                              1,867      1,867
Societe Generale Time Deposit
 3.7500%, 01/03/06                                              2,215      2,215
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $20,247)                                                            20,247
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $110,464)                                                         $131,235
                                                                        ========
______________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
SMALL CAP VALUE FUND


                                                              NUMBER      VALUE
                                                             OF SHARES    (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 76.6%
--------------------------------------------------------------------------------
ADVERTISING -- 0.4%
Advo, Inc.                                                     24,897    $   702
                                                                         -------
AEROSPACE & DEFENSE -- 1.6%
Ducommun, Inc. *                                               29,738        635
EDO Corp.                                                      24,435        661
MTC Technologies, Inc.*                                        56,254      1,541
                                                                         -------
                                                                           2,837
                                                                         -------
AGRICULTURAL PRODUCTS -- 0.6%
Agrium, Inc.#                                                  24,831        546
Corn Products International, Inc.                              20,233        483
                                                                         -------
                                                                           1,029
                                                                         -------
AUTOMOBILES & RELATED -- 3.2%
Commercial Vehicle Group, Inc.*                                46,465        873
LoJack Corp.*                                                  31,102        750
Tenneco, Inc.*                                                 61,701      1,210
Wabash National Corp.                                         154,914      2,951
                                                                         -------
                                                                           5,784
                                                                         -------
BANKING -- 10.0%
Alabama National BanCorporation                                20,003      1,295
Alliance Bankshares Corp.*                                     14,030        225
Bancorp, Inc.*                                                 47,570        809
Berkshire Hills Bancorp, Inc.                                  18,443        618
Brookline Bancorp, Inc.#                                       51,197        725
Cardinal Financial Corp.*                                      53,208        585
Central Pacific Financial Corp.                                26,769        962
Citizens Banking Corp.                                         57,480      1,595
Fidelity Bankshares, Inc.                                      40,931      1,338
First Oak Brook Bancshares, Inc.                               10,473        293
IBERIABANK Corp.                                               23,056      1,176
Irwin Financial Corp                                           25,588        548
Main Street Banks, Inc.                                        34,075        928
Midwest Banc Holdings, Inc.                                    28,223        628
Millenium Bankshares Corp.*#                                   35,267        305
NetBank, Inc.                                                  61,257        440
PFF Bancorp, Inc.                                              69,109      2,109
Placer Sierra Bancshares                                       20,872        578
Prosperity Bancshares, Inc.                                    11,788        339
Signature Bank*                                                32,586        915
Southcoast Financial Corp.*                                       971         23
Sterling Bancorp                                               14,885        294
Sun Bancorp, Inc.*                                              6,774        134
Texas United Bancshares, Inc.                                  13,954        253
United Community Banks, Inc.                                   30,453        812
                                                                         -------
                                                                          17,927
                                                                         -------
BUILDING & REAL ESTATE -- 0.8%
Beazer Homes USA, Inc.#                                        10,054        732
Champion Enterprises, Inc.*                                    15,121        206
Modtech Holdings, Inc. *#                                      30,324        283
WCI Communities, Inc.*                                          7,283        196
                                                                         -------
                                                                           1,417
                                                                         -------
BUILDING PRODUCTS & SUPPLIES -- 1.9%
Builders Firstsource, Inc.*                                    19,552        418
Hughes Supply, Inc.                                            50,999      1,828
Texas Industries, Inc.                                          2,363        118
Universal Forest Products, Inc.                                16,892        933
                                                                         -------
                                                                           3,297
                                                                         -------

                                                               NUMBER      VALUE
                                                              OF SHARES   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CABLE OPERATORS -- 1.2%
Anixter International, Inc.*#                                   46,217    $1,808
RCN Corp.*                                                      15,858       372
                                                                          ------
                                                                           2,180
                                                                          ------
CHEMICALS -- 1.8%
Albemarle Corp.                                                 35,751     1,371
American Vanguard Corp.#                                         3,108        73
Minerals Technologies, Inc.#                                    20,059     1,121
Penford Corp.                                                   23,880       291
Uap Holding Corp.                                               15,788       323
                                                                          ------
                                                                           3,179
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.2%
Autobytel, Inc.*                                                77,498       383
Lionbridge Technologies, Inc.*                                 211,128     1,482
The Ultimate Software Group, Inc.*                              13,250       253
                                                                          ------
                                                                           2,118
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.1%
Insight Enterprises, Inc.*                                      97,043     1,903
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 2.5%
Epicor Software Corp.*                                          43,889       620
Hutchinson Technology, Inc.*#                                   68,164     1,939
Mobility Electronics, Inc.*                                     46,043       445
MTS Systems Corp.                                                6,736       233
Take-Two Interactive Software, Inc.*#                           44,271       784
Viisage Technology, Inc.*                                       25,556       450
                                                                          ------
                                                                           4,471
                                                                          ------
CONSUMER PRODUCTS -- 3.4%
Fossil, Inc.*                                                   37,658       810
Helen of Troy Ltd.*                                             49,221       793
Oneida Ltd.*#                                                   64,871        51
Playtex Products, Inc.*                                         98,046     1,340
Prestige Brands Holdings, Inc.*                                 57,764       722
Select Comfort Corp.*#                                          84,385     2,308
                                                                          ------
                                                                           6,024
                                                                          ------
COSMETICS & TOILETRIES -- 1.0%
Chattem, Inc.*                                                   9,321       339
Elizabeth Arden, Inc.*                                          73,008     1,465
                                                                          ------
                                                                           1,804
                                                                          ------
DISTRIBUTION SERVICES -- 0.2%
NuCo2, Inc.*                                                    15,665       437
                                                                          ------
DIVERSIFIED OPERATIONS -- 0.7%
Actuant Corp.*                                                  13,287       741
Lydall, Inc.*                                                   70,323       573
                                                                          ------
                                                                           1,314
                                                                          ------
EDUCATION -- 0.5%
ITT Educational Services, Inc.*#                                14,836       877
                                                                          ------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 3.0%
Aeroflex, Inc*                                                  84,909       913
Cabot Microelectronics Corp.*#                                   2,608        76
CyberOptics Corp.*                                              26,158       353
Diodes, Inc.*                                                    2,849        88
Entegris, Inc.*                                                 34,897       329
Fairchild Semiconductor International, Inc.*#                    6,616       112
Formfactor, Inc.*                                                9,025       220

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
SMALL CAP VALUE FUND


                                                              NUMBER      VALUE
                                                             OF SHARES    (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- (CONTINUED)
Franklin Electric Co., Inc.                                    16,472    $   651
Integrated Device Technology, Inc.*                           112,146      1,478
Tessera Technologies, Inc.*#                                   46,018      1,190
                                                                         -------
                                                                           5,410
                                                                         -------
ENERGY RESOURCES & SERVICES -- 4.2%
Avista Corp.                                                   17,509        310
Baldor Electric Co.                                            21,963        563
Central Vermont Public Service Corp.                            3,860         70
Cleco Corp.                                                    28,144        587
Comfort Systems USA, Inc.                                      66,624        613
El Paso Electric Co.*                                          84,281      1,773
Graftech International Ltd.*                                  256,082      1,593
MGE Energy, Inc.                                                4,317        146
Sierra Pacific Resources*                                      47,432        619
South Jersey Industries, Inc.                                   7,141        208
Unisource Energy Corp.                                          8,830        275
Westar Energy, Inc.                                            37,651        810
                                                                         -------
                                                                           7,567
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.8%
Atari, Inc.*                                                  314,748        340
K2, Inc.*                                                      74,910        757
Leapfrog Enterprises, Inc.*#                                   24,876        290
                                                                         -------
                                                                           1,387
                                                                         -------
FINANCE -- 7.1%
Accredited Home Lenders Holding Co.*#                          58,182      2,885
Affiliated Managers Group, Inc.*#                              17,734      1,423
Apollo Investment Corp.                                        64,303      1,153
BankUnited Financial Corp.                                     42,764      1,136
Capital Source, Inc.*#                                         51,389      1,151
Financial Federal Corp.*                                       29,601      1,316
First Niagara Financial Group, Inc.#                          116,554      1,686
Investors Financial Services Corp.                             13,926        513
Knight Capital Group*                                          91,632        906
Technology Investment Capital Corp.                            32,181        486
                                                                         -------
                                                                          12,655
                                                                         -------
HEALTHCARE -- 1.1%
Cardiac Science Corp.*                                         42,332        383
Cogdell Spencer Inc.                                           16,398        277
Omega Healthcare Investors, Inc.                               63,389        798
PAREXEL International Corp.*                                   27,967        567
                                                                         -------
                                                                           2,025
                                                                         -------
HOTELS & GAMING -- 0.8%
Aztar Corp.*                                                   35,052      1,065
Isle of Capri Casinos, Inc.*                                   13,074        319
                                                                         -------
                                                                           1,384
                                                                         -------
HUMAN RESOURCES -- 0.2%
Resources Connection, Inc.*                                    11,073        289
                                                                         -------
INDUSTRIAL -- 0.4%
Infrasource Services, Inc.*                                    31,602        413
Tennant Co.                                                     6,126        319
                                                                         -------
                                                                             732
                                                                         -------
INSTRUMENTS -- CONTROLS -- 0.2%
Delta & Pine Land Co.                                           6,671        154
TRC Cos., Inc.*                                                11,997        131
                                                                         -------
                                                                             285
                                                                         -------

                                                               NUMBER      VALUE
                                                              OF SHARES   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE -- 4.2%
American Equity Invt Life HL                                    45,624    $  595
Aspen Insurance Holdings, Ltd.                                  18,188       431
Donegal Group, Inc.                                             16,672       387
National Atlantic Holdings Corp.*                               22,966       251
NYMAGIC, Inc.                                                   12,689       315
ProAssurance Corp.*                                             27,237     1,325
ProCentury Corp.                                                51,728       556
PXRE Group Ltd.                                                 23,855       309
Republic Companies Group, Inc.                                  35,372       548
RLI Corp.                                                       24,987     1,246
StanCorp Financial Group, Inc.                                  17,697       884
The Navigators Group, Inc.*                                     15,870       692
                                                                          ------
                                                                           7,539
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 0.6%
Applied Industrial Technologies, Inc.                            9,166       309
Terex Corp.*#                                                   13,120       779
                                                                          ------
                                                                           1,088
                                                                          ------
MANUFACTURING -- 0.4%
Hydril Co.*                                                      8,771       549
Matthews Intl, Corp.                                             4,231       154
Trex Company, Inc.*                                              3,078        86
                                                                          ------
                                                                             789
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 1.9%
Biosite, Inc.*                                                   4,070       229
Encore Medical Corp.*                                          117,992       584
NDC Health Corp.                                                35,449       682
PSS World Medical, Inc.*                                        59,790       887
Radiologix, Inc.*                                              128,144       391
Symmetry Medical, Inc.*                                         32,369       628
                                                                          ------
                                                                           3,401
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 2.4%
Commercial Metals Co.                                           37,203     1,397
Earle M. Jorgensen Co.*                                         75,105       693
Mueller Industries, Inc.                                        42,520     1,166
Oregon Steel Mills, Inc.*#                                      32,753       963
                                                                          ------
                                                                           4,219
                                                                          ------
METALS & MINING -- 0.1%
Schnitzer Steel Industries, Inc.                                 5,057       155
                                                                          ------
OIL & GAS -- 5.0%
CH Energy Group, Inc.                                               64         3
Delta Petroleum Corp.*#                                         31,870       694
Northwest Natural Gas Co.                                       35,091     1,199
Oil States International, Inc.*                                 33,432     1,059
Parallel Petroleum Corp.*                                       38,411       653
Petroleum Development Corp.*                                     6,827       228
Range Resources Corp.                                           68,680     1,809
Southwest Gas Corp.                                             20,370       538
Superior Well Services*                                          6,613       157
W-H Energy Services, Inc.*                                      19,006       629
Whiting Petroleum Corp.*                                        50,900     2,036
                                                                          ------
                                                                           9,005
                                                                          ------
PAPER & RELATED PRODUCTS -- 0.7%
Caraustar Industries, Inc.*                                    147,767     1,284
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
SMALL CAP VALUE FUND


                                                               NUMBER      VALUE
                                                              OF SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.9%
Medarex, Inc.*                                                 64,746     $  897
Salix Pharmaceuticals Ltd.*                                    28,337        498
Thermogenesis Corp.*                                           28,212        136
                                                                          ------
                                                                           1,531
                                                                          ------
PRINTING & PUBLISHING -- 0.3%
Journal Register Co.                                           39,726        594
                                                                          ------
RESTAURANTS -- 0.5%
BUCA, Inc.*                                                    30,615        167
California Pizza Kitchen, Inc.*                                13,908        445
Fox & Hound Restaurant Group*                                  11,920        183
RUBY TUESDAY, INC.#                                             6,094        158
                                                                          ------
                                                                             953
                                                                          ------
RETAIL -- 3.5%
Aaron Rents, Inc.                                              69,956      1,475
Big Lots, Inc.*#                                               48,131        578
CEC Entertainment, Inc.*                                       35,314      1,202
Charming Shopper, Inc.*#                                       21,608        285
Dress Barn, Inc.*                                              16,810        649
Gymboree Corp.*                                                25,973        608
School Specialty, Inc.*                                        14,986        546
Sharper Image Corp.*                                            5,725         56
Tuesday Morning Corp.                                          23,356        489
Zale Corp.*                                                    13,538        340
                                                                          ------
                                                                           6,228
                                                                          ------
SERVICES -- COMMERCIAL -- 0.7%
BearingPoint, Inc.*                                            52,653        414
Kanbay International Inc.*                                     18,592        295
LECG Corp.*                                                    17,322        301
Providence Service Corp.*                                       8,115        234
                                                                          ------
                                                                           1,244
                                                                          ------
TELECOMMUNICATIONS -- 2.3%
Alaska Communications Systems Group, Inc.                      20,082        204
Andrew Corp.*                                                  28,124        302
Ditech Communications Corp.*                                   45,454        380
Dobson Communications Corp.*                                   72,311        542
Leap Wireless International, Inc.*                              8,327        316
UbiquiTel, Inc.*                                               24,903        246
West Corp.*                                                    50,798      2,141
                                                                          ------
                                                                           4,131
                                                                          ------
TEXTILES & APPAREL -- 0.7%
Kellwood Co.                                                   17,545        419
K-Swiss, Inc.                                                  21,478        697
Nexity Financial Corp.*                                        14,342        192
                                                                          ------
                                                                           1,308
                                                                          ------
TRANSPORTATION & RELATED SERVICES -- 1.6%
AirTran Holdings, Inc.*#                                       77,279      1,239
Forward Air Corp.                                               4,256        156
Frontier Airlines, Inc.*                                       24,336        225
Heartland Express, Inc.#                                       19,021        386
OMI Corp.#                                                      8,612        156
SCS Transportation, Inc.*                                      29,158        619
                                                                          ------
                                                                           2,781
                                                                          ------

                                                             NUMBER       VALUE
                                                            OF SHARES    (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WASTE MANAGEMENT -- 0.6%
Waste Connections, Inc.*                                      32,629    $  1,124
                                                                        --------
WHOLESALE DISTRIBUTOR -- 0.3%
Scansource, Inc.*                                              9,235         505
                                                                        --------
TOTAL COMMON STOCKS
(COST $122,495)                                                          136,913
                                                                        --------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 8.0%
--------------------------------------------------------------------------------
APARTMENTS -- 0.3%
American Campus Communitie                                     7,149         177
Post Properties, Inc.                                          9,344         373
                                                                        --------
                                                                             550
                                                                        --------
BUILDING & REAL ESTATE -- 0.2%
Digital Realty Trust, Inc.                                    16,744         379
                                                                        --------
DIVERSIFIED OPERATIONS -- 1.4%
Centracore Properties Trust                                   29,967         805
Entertainment Properties Trust                                17,764         724
Lexington Corporate Properties Trust                          42,904         914
                                                                        --------
                                                                           2,443
                                                                        --------
FINANCE -- 1.0%
MFA Mortgage Investments, Inc.                               122,284         697
RAIT Investment Trust                                         44,243       1,147
                                                                        --------
                                                                           1,844
                                                                        --------
HOTELS & RESORTS -- 0.6%
Hersha Hospitality Trust                                      17,953         162
Lasalle Hotel Properties                                      25,002         918
                                                                        --------
                                                                           1,080
                                                                        --------
LOCAL RETAIL -- 0.3%
Arcadia Realty Trust                                          28,687         575
                                                                        --------
OFFICE PROPERTY -- 2.6%
BioMed Realty Trust, Inc.                                     33,912         827
Brandywine Realty Trust                                       46,289       1,292
Columbia Equity Trust, Inc.                                    4,702          76
Corporate Office Properties                                    7,312         260
Parkway Properties, Inc.                                      28,122       1,129
Prentiss Properties Trust                                     18,782         764
Spirit Finance Corp.                                          33,574         381
                                                                        --------
                                                                           4,729
                                                                        --------
REGIONAL MALLS -- 1.0%
Agree Realty Corp.                                            21,676         627
Commercial Net Lease Realty                                   53,968       1,099
                                                                        --------
                                                                           1,726
                                                                        --------
RESIDENTIAL CONSTRUCTION -- 0.3%
Town & Country Trust                                          14,455         489
                                                                        --------
STORAGE -- 0.3%
U-Store-It Trust                                              26,029         548
                                                                        --------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $13,289)                                                            14,363
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
SMALL CAP VALUE FUND


                                                             NUMBER       VALUE
                                                           OF SHARES     (000)+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempCash                                                   2,304,617   $  2,304
RBB Sansom Street Fund Money Market
 Portfolio                                                  2,304,621      2,305
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,609)                                                              4,609
                                                                        --------
                                                              PAR
                                                             (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 12.8%
--------------------------------------------------------------------------------
Institutional Money Market Trust
  3.9110%, 01/03/06                                        $   19,032     19,032
Merrill Lynch Master Note
  4.3500%, 01/03/06                                               460        460
S E Banken Floating Rate Note
  4.3400%, 01/17/06                                               242        242
Societe Generale Time Deposit
  3.7500%, 01/03/06                                             3,127      3,127
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $22,861)                                                            22,861
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $163,254)                                                         $178,746
                                                                        ========

______________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INTERNATIONAL EQUITY FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
--------------------------------------------------------------------------------
AUSTRALIA -- 6.4%
Macquarie Bank Ltd.                                            50,200    $ 2,508
News Corp. -- CDI Class B*                                    171,300      2,863
Westfield Group                                               293,268      3,904
Westfield Group -- New*                                         8,673        114
Woolworths Ltd.                                               288,323      3,562
                                                                         -------
                                                                          12,951
                                                                         -------
BELGIUM -- 1.6%
Colruyt NV                                                     23,125      3,192
                                                                         -------
                                                                           3,192
                                                                         -------
BRAZIL -- 4.6%
Banco Itau Holding Financeira S.A.                            130,570      3,144
Companhia Vale do Rio Doce (CVRD) -- ADR                       51,300      1,860
Souza Cruz S.A.                                               239,800      2,974
Tractebel Energia S.A.                                        214,100      1,378
                                                                         -------
                                                                           9,356
                                                                         -------
FRANCE -- 1.2%
M6 Metropole Television                                        91,400      2,532
                                                                         -------
HONG KONG -- 3.8%
Esprit Holdings Ltd.                                          477,000      3,390
HSBC Holdings Plc                                             155,600      2,498
Li & Fung Limited                                             960,400      1,852
                                                                         -------
                                                                           7,740
                                                                         -------
INDIA -- 7.6%
Bharti Tele-Ventures Limited*                                 320,600      2,463
HDFC Bank Ltd. ADR                                             90,800      4,622
Infosys Technologies Ltd.                                     123,200      8,205
                                                                         -------
                                                                          15,290
                                                                         -------
IRELAND -- 4.8%
Anglo Irish Bank Corp. Plc                                    322,054      4,892
Anglo Irish Bank Corp. Plc                                    322,771      4,899
                                                                         -------
                                                                           9,791
                                                                         -------
JAPAN -- 7.4%
Daito Trust Construction Co. Ltd.                              56,700      2,933
Millea Holdings, Inc.                                             358      6,162
Toyota Motor Corp.                                            113,100      5,869
                                                                         -------
                                                                          14,964
                                                                         -------
KOREA -- 5.7%
Amorepacific Corp.*                                             8,730      2,729
KT&G Corp.*                                                    71,700      3,195
Lotte Chilsung Beverage Co. Ltd.*                               2,305      2,237
S1 Corp.                                                       76,540      3,317
                                                                         -------
                                                                          11,478
                                                                         -------
MEXICO -- 3.6%
America Movil S.A. de C.V. ADR Series L#                      126,200      3,692
Grupo Modelo, S.A. de C.V. Series C                           972,900      3,523
                                                                         -------
                                                                           7,215
                                                                         -------
NETHERLANDS -- 1.5%
TNT Post Group Nv                                             100,800      3,150
                                                                         -------
SOUTH AFRICA -- 2.3%
Remgro Ltd.                                                   236,600      4,562
                                                                         -------
SPAIN -- 9.9%
Enagas                                                        569,200     10,647
Red Electrica de Espana                                       301,073      9,325
                                                                         -------
                                                                          19,972
                                                                         -------

                                                           NUMBER OF      VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SWITZERLAND -- 11.3%
Kuehne & Nagel International AG                                16,500   $  4,652
Lindt & Spruengli AG                                            1,813      3,087
Nestle AG                                                      16,915      5,059
Novartis AG ADR*                                               50,500      2,650
Roche Holding AG*                                              27,200      4,084
UBS AG                                                         34,400      3,275
                                                                        --------
                                                                          22,807
                                                                        --------
UNITED KINGDOM -- 25.9%
Barratt Developments Plc                                      191,900      3,255
British American Tobacco Plc                                  405,699      9,074
Cadbury Schweppes Plc*                                        371,107      3,509
Diageo Plc                                                    315,024      4,566
Imperial Tobacco Group Plc                                    201,983      6,036
Kensington Group Plc                                          350,800      5,583
Northern Rock Plc                                             327,612      5,315
Reckitt Benckiser Plc                                          70,438      2,327
Royal Bank of Scotland Group Plc                              155,996      4,710
Signet Group Plc                                                2,700          5
Tesco Plc*                                                  1,422,978      8,116
                                                                        --------
                                                                          52,496
                                                                        --------
TOTAL COMMON STOCK
 (COST $141,567)                                                         197,496
                                                                        --------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS -- 1.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -- TempCash                                          1,006,349      1,007
BlackRock Provident Institutional
 Funds -- TempFund                                          1,006,347      1,006
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
 (COST $2,013)                                                             2,013
                                                                        --------
                                                              PAR
                                                             (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 1.4%
--------------------------------------------------------------------------------
Merrill Lynch Master Note
 4.3500%, 01/03/06                                         $    2,590      2,590
Societe Generale Time Deposit
 3.7500%, 01/03/06                                                236        236
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
 (COST $2,826)                                                             2,826
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
 (COST $146,406)                                                        $202,335
                                                                        ========
 __________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
 The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
COMMON STOCKS                                             % OF MARKET     VALUE
INDUSTRY DIVERSIFICATION                                     VALUE       (000'S)
--------------------------------------------------------------------------------
Automobiles & Related                                         3.0%      $  5,869
Banking                                                      16.5%        32,588
Broadcast/Media                                               2.7%         5,395
Building & Real Estate                                        5.2%        10,207
Computer - Internet Services & Software                       4.2%         8,205
Consumer Products                                            16.3%        32,164
Cosmetics & Toiletries                                        1.4%         2,729
Diversified Operations                                        2.3%         4,562
Energy Resources & Services                                  10.8%        21,350
Finance                                                       4.5%         8,858
Food & Beverages                                             11.1%        21,980
Insurance                                                     3.1%         6,162
Metals & Mining                                               0.9%         1,859
Pharmaceuticals                                               3.4%         6,734
Retail                                                        7.5%        14,875
Telecommunications                                            3.1%         6,156
Transportation & Related Services                             4.0%         7,803
                                                          ----------------------
                                                            100.0%      $197,496
                                                          ======================

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
REIT FUND


                                                               NUMBER      VALUE
                                                              OF SHARES   (000)+
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 96.9%
--------------------------------------------------------------------------------
APARTMENTS -- 18.0%
Archstone-Smith Trust                                          35,726     $1,497
Avalonbay Communities, Inc.                                    17,600      1,571
Camden Property Trust                                          20,500      1,187
Equity Residential Properties Trust                            57,600      2,253
GMH Communities Trust                                          48,100        746
Home Properties, Inc.                                           3,400        139
United Dominion Realty Trust, Inc.                             10,600        248
                                                                          ------
                                                                           7,641
                                                                          ------
DIVERSIFIED OPERATIONS -- 7.0%
Spirit Finance Corp.                                           51,900        589
Vornado Realty Trust                                           23,900      1,995
Washington Real Estate Investment Trust                        12,800        388
                                                                          ------
                                                                           2,972
                                                                          ------
FACTORY OUTLETS -- 1.3%
Tanger Factory Outlet Centers, Inc.                            18,600        535
                                                                          ------
                                                                             535
                                                                          ------
HOTELS -- 11.1%
Highland Hospitality Corp.                                     37,800        418
Hilton Hotels Corp.                                            38,800        936
Lasalle Hotel Properties                                       22,852        839
Orient-Express Hotels Ltd.                                     13,100        413
Starwood Hotels & Resorts Worldwide, Inc.                      33,500      2,139
                                                                          ------
                                                                           4,745
                                                                          ------
INDUSTRIAL -- 3.0%
AMB Property                                                   13,200        649
Eastgroup Properties, Inc.                                     14,000        632
                                                                          ------
                                                                           1,281
                                                                          ------
MANUFACTURED HOMES -- 0.8%
Equity Lifestyle Properties, Inc.                               7,800        347
                                                                          ------
                                                                             347
                                                                          ------
MIXED INDUSTRIAL/OFFICE -- 4.7%
Digital Realty Trust, Inc.                                     32,300        731
Liberty Property Trust                                         29,400      1,260
                                                                          ------
                                                                           1,991
                                                                          ------
NET LEASE -- 1.9%
Ventas, Inc.                                                   25,500        816
                                                                          ------
                                                                             816
                                                                          ------
OFFICE -- 17.5%
Alexandria Real Estate Equities Inc.                            9,700        781
BioMed Realty Trust, Inc.                                      29,900        730
Boston Properties, Inc.                                        26,300      1,950
Brookfield Properties Corp.                                    57,150      1,681
Columbia Equity Trust, Inc.                                       700         11
Mack-Cali Realty Corp.                                         28,600      1,235
Republic Property Trust*                                       17,000        204
Trizec Properties, Inc.                                        38,200        876
                                                                          ------
                                                                           7,468
                                                                          ------

                                                              NUMBER      VALUE
                                                             OF SHARES    (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REGIONAL MALLS -- 14.5%
CBL & Associates Properties, Inc.                              12,100    $   478
General Growth Properties, Inc.                                33,900      1,593
Simon Property Group, Inc.                                     51,500      3,947
Taubman Centers, Inc.                                           4,300        149
                                                                         -------
                                                                           6,167
                                                                         -------
SELF-STORAGE -- 5.8%
Public Storage, Inc.                                           30,315      2,053
U-Store-It Trust                                               19,000        400
                                                                         -------
                                                                           2,453
                                                                         -------
STRIP CENTERS -- 11.3%
Acadia Realty Trust                                            27,400        549
Equity One, Inc.                                               20,900        483
Kimco Realty Corp                                              38,100      1,222
Pan Pacific Retail Properties, Inc.                            21,064      1,409
Regency Centers Corp.                                          19,600      1,156
                                                                         -------
                                                                           4,819
                                                                         -------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $34,115)                                                            41,235
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempCash                                                     653,337        654
BlackRock Provident Institutional Funds --
 TempFund                                                     653,336        653
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,307)                                                              1,307
                                                                         -------

TOTAL INVESTMENTS -- 100.0%
(COST $35,422)                                                           $42,542
                                                                         =======
______________
+ See Note 1 to Financial Statements.
* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

===================================================================================================================================

                                                                             MONEY          LIMITED         QUALITY      HIGH YIELD
                                                                             MARKET      MATURITY BOND       BOND           BOND
                                                                              FUND            FUND           FUND           FUND
                                                                          -----------    -------------    -----------   -----------
ASSETS
 Investments at value (including $0, $14,368, $3,002 and $0 of
   securities on loan, respectively)...................................   $    72,745      $   75,155     $   162,771   $    84,157
 Cash .................................................................            --              --              --            36
 Interest, dividends and reclaims receivable ..........................           563             390           1,084         1,580
 Receivable for investment securities sold ............................            --              --              79           218
 Receivable for capital stock sold. ...................................            --              83             479            25
 Other assets .........................................................             1              --              --             1
                                                                          -----------      ----------     -----------   -----------
    Total Assets ......................................................        73,309          75,628         164,413        86,017
                                                                          -----------      ----------     -----------   -----------
LIABILITIES
 Obligation to return securities lending collateral ...................            --          14,599           3,012            --
 Payable for capital stock redeemed ...................................           369              --              --           400
 Payable to the investment adviser ....................................            12              15              45            37
 Payable to The Penn Mutual Life Insurance Co. ........................            28              22              60            32
 Other liabilities ....................................................            15              13              31            28
                                                                          -----------      ----------     -----------   -----------
    Total Liabilities .................................................           424          14,649           3,148           497
                                                                          -----------      ----------     -----------   -----------
NET ASSETS ............................................................   $    72,885      $   60,979     $   161,265   $    85,520
                                                                          ===========      ==========     ===========   ===========
                                                                           72,885,799
 Shares outstanding, $0.10 par value, 500 million shares authorized ...   ===========
                                                                                                           15,834,036    11,271,150
 Shares outstanding, $0.10 par value, 250 million shares authorized ...                                   ===========   ===========
                                                                                            5,947,068
 Shares outstanding, $0.0001 par value, 250 million shares authorized .                    ==========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE...........................................   $      1.00      $    10.25     $     10.18   $      7.59
                                                                          ===========      ==========     ===========   ===========
Investments at cost ...................................................   $    72,745      $   75,482     $   163,405   $    84,340

                                                                                FLEXIBLY       GROWTH       LARGE CAP     LARGE CAP
                                                                                MANAGED         STOCK         VALUE        GROWTH
                                                                                  FUND          FUND          FUND          FUND
                                                                              -----------    ----------    -----------   ----------
ASSETS
 Investments at value (including $199,355, $34,064, $76,512 and
   $0 of securities on loan, respectively).................................   $ 1,284,006    $  142,737    $   294,556   $   27,128
 Interest, dividends and reclaims receivable ..............................         2,342           134            409           29
 Receivable for investment securities sold ................................         6,005            66            696           --
 Receivable for capital stock sold ........................................         1,625            45             51          120
 Other assets .............................................................            15             1              3           --
                                                                              -----------    ----------    -----------   ----------
    Total Assets ..........................................................     1,293,993       142,983        295,715       27,277
                                                                              -----------    ----------    -----------   ----------
LIABILITIES
 Obligation to return securities lending collateral .......................       207,279        35,292         79,532           --
 Payable for investment securities purchased ..............................         5,425           354            592           --
 Payable for capital stock redeemed .......................................             3            20             34            3
 Payable to the investment adviser ........................................           548            59            110           13
 Payable to The Penn Mutual Life Insurance Co .............................           395            40             81           10
 Other liabilities ........................................................           146            23             47            4
                                                                              -----------    ----------    -----------   ----------
    Total Liabilities .....................................................       213,796        35,788         80,396           30
                                                                              -----------    ----------    -----------   ----------
NET ASSETS ................................................................   $ 1,080,197    $  107,195    $   215,319   $   27,247
                                                                              ===========    ==========    ===========   ==========
 Shares outstanding, $0.10 par value, 250 million shares authorized .......    42,208,213     8,231,765     12,260,104
                                                                              ===========    ==========    ===========
 Shares outstanding, $0.0001 par value, 250 million shares authorized .....                                               2,525,448
                                                                                                                         ==========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE...............................................   $     25.59    $    13.02    $     17.56   $    10.79
                                                                              ===========    ==========    ===========   ==========
Investments at cost .......................................................   $ 1,084,089    $  130,618    $   276,680   $   24,893

The accompanying notes are integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

===================================================================================================================================
                                                                                 INDEX         MID CAP       MID CAP      STRATEGIC
                                                                                  500           GROWTH        VALUE         VALUE
                                                                                  FUND           FUND          FUND         FUND
                                                                              -----------    -----------    ----------   ----------
ASSETS
 Investments at value (including $71,629, $17,124, $28,170 and $0 of
   securities on loan, respectively).......................................   $   308,016    $    98,825    $  141,073   $   45,071
 Interest, dividends and reclaims receivable ..............................           319             43           105           60
 Receivable for investment securities sold ................................            17            782           627           --
 Receivable for capital stock sold. .......................................           551             56            --          151
 Other assets .............................................................             7              1             2           --
                                                                              -----------    -----------    ----------   ----------
    Total Assets ..........................................................       308,910         99,707       141,807       45,282
                                                                              -----------    -----------    ----------   ----------
LIABILITIES
 Obligation to return securities lending collateral .......................        74,342         17,931        29,223           --
 Payable for investment securities purchased ..............................           288            509           171          130
 Payable for capital stock redeemed .......................................            --             10            --           --
 Futures variation margin payable .........................................            21             --            --           --
 Payable to the investment adviser ........................................            14             49            52           28
 Payable to The Penn Mutual Life Insurance Co. ............................            72             22            41           16
 Other liabilities ........................................................            51             12            19           12
                                                                              -----------    -----------    ----------   ----------
    Total Liabilities .....................................................        74,788         18,533        29,506          186
                                                                              -----------    -----------    ----------   ----------
NET ASSETS ................................................................   $   234,122    $    81,174    $  112,301   $   45,096
                                                                              ===========    ===========    ==========   ==========
 Shares outstanding, $0.0001 par value, 250 million shares authorized .....    27,286,662     10,230,489     8,660,839    3,428,903
                                                                              ===========    ===========    ==========   ==========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE...............................................   $      8.58    $      7.93    $    12.97   $    13.15
                                                                              ===========    ===========    ==========   ==========
Investments at cost .......................................................   $   316,465    $    84,413    $  128,318   $   38,944



                                                                              SMALL CAP     SMALL CAP    INTERNATIONAL
                                                                               GROWTH         VALUE         EQUITY          REIT
                                                                                FUND          FUND           FUND           FUND
                                                                             ----------    ----------    -------------   ----------
ASSETS
 Investments at value (including $19,433, $21,823, $2,756 and $0 of
   securities on loan, respectively)......................................   $  131,235    $  178,746     $  202,335     $   42,542
 Cash ....................................................................           --            --              1             --
 Interest, dividends and reclaims receivable .............................           26           309            284            211
 Receivable for investment securities sold ...............................           --           500          3,286            365
 Receivable for capital stock sold .......................................          597           459            100            212
 Net unrealized appreciation of forward foreign currency contracts .......           --            --          1,575             --
 Other assets ............................................................            1             2             10             --
                                                                             ----------    ----------     ----------     ----------
    Total Assets .........................................................      131,859       180,016        207,591         43,330
                                                                             ----------    ----------     ----------     ----------
LIABILITIES
 Obligation to return securities lending collateral ......................       20,247        22,861          2,826             --
 Payable for investment securities purchased .............................          450           316          2,942            149
 Payable for capital stock redeemed ......................................           --            --            492              8
 Payable to the investment adviser .......................................           71           114            142             25
 Payable to The Penn Mutual Life Insurance Co ............................           41            58             71             15
 Net unrealized depreciation of forward foreign currency contracts .......           --            --            121             --
 Other liabilities .......................................................           21            62             50             11
                                                                             ----------    ----------     ----------     ----------
    Total Liabilities ....................................................       20,830        23,411          6,644            208
                                                                             ----------    ----------     ----------     ----------
NET ASSETS ...............................................................   $  111,029    $  156,605     $  200,947     $   43,122
                                                                             ==========    ==========     ==========     ==========
 Shares outstanding, $0.10 par value, 500 million shares authorized ......    5,458,663     9,568,863      9,608,936
                                                                             ==========    ==========     ==========
 Shares outstanding, $0.0001 par value, 250 million shares authorized ....                                                2,890,432
                                                                                                                         ==========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE..............................................   $    20.34    $    16.37     $    20.91     $    14.92
                                                                             ==========    ==========     ==========     ==========
Investments at cost ......................................................   $  110,464    $  163,254     $  146,406     $   35,422

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

===================================================================================================================================

                                                                                     MONEY       LIMITED       QUALITY   HIGH YIELD
                                                                                    MARKET    MATURITY BOND     BOND        BOND
                                                                                     FUND          FUND         FUND        FUND
                                                                                    ------    -------------    -------   ----------
INVESTMENT INCOME
 Dividends ......................................................................       --            --            --     $    75
 Interest .......................................................................   $2,475        $2,368       $ 6,759       6,652
 Income from securities lending .................................................       --            13            17          --
 Foreign tax withheld ...........................................................       --            --            --          (1)
                                                                                    ------        ------       -------     -------
    Total Investment Income .....................................................    2,475         2,381         6,776       6,726
                                                                                    ------        ------       -------     -------
EXPENSES
 Investment advisory fees .......................................................      153           177           518         427
 Administration fees ............................................................      114            89           234         128
 Accounting fees ................................................................       57            44           103          64
 Director fees ..................................................................        3             2             5           3
 Custodian fees and expenses ....................................................       16            14            28          26
 Pricing fees ...................................................................       12            10            19          51
 Other expenses .................................................................       28            24            60          33
                                                                                    ------        ------       -------     -------
   Total Expenses................................................................      383           360           967         732
                                                                                    ------        ------       -------     -------
NET INVESTMENT INCOME (LOSS) ....................................................    2,092         2,021         5,809       5,994
                                                                                    ------        ------       -------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES AND FOREIGN CURRENCY
 Net realized gain (loss) on investment transactions ............................       --          (343)          984         691
 Net realized foreign exchange gain (loss) ......................................       --            --             1          13
 Change in net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency................................................       --          (410)       (2,863)     (4,111)
                                                                                    ------        ------       -------     -------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY ...................       --          (753)       (1,878)     (3,407)
                                                                                    ------        ------       -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ...............................................................   $2,092        $1,268       $ 3,931     $ 2,587
                                                                                    ======        ======       =======     =======

                                                                                        FLEXIBLY    GROWTH    LARGE CAP   LARGE CAP
                                                                                         MANAGED     STOCK      VALUE       GROWTH
                                                                                          FUND       FUND       FUND         FUND
                                                                                        --------    ------    ---------   ---------
INVESTMENT INCOME
 Dividends ..........................................................................   $ 16,875    $1,030     $ 4,112       $236
 Interest ...........................................................................      6,794        74         216         28
 Income from securities lending .....................................................        213        22          35         --
 Foreign tax withheld ...............................................................       (160)      (24)        (20)        --
                                                                                        --------    ------     -------       ----
    Total Investment Income .........................................................     23,722     1,102       4,343        264
                                                                                        --------    ------     -------       ----
EXPENSES
 Investment advisory fees ...........................................................      5,945       632       1,293        137
 Administration fees ................................................................      1,486       146         323         37
 Accounting fees ....................................................................        343        73         133         27
 Director fees ......................................................................         30         3           7          1
 Custodian fees and expenses ........................................................        107        37          50          5
 Pricing fees .......................................................................         22        26           8          4
 Other expenses .....................................................................        362        35          80         10
                                                                                        --------    ------     -------       ----
   Total Expenses....................................................................      8,295       952       1,894        221
   Less: Fees paid indirectly........................................................         47        --          28          5
                                                                                        --------    ------     -------       ----
    Net Expenses ....................................................................      8,248       952       1,866        216
                                                                                        --------    ------     -------       ----
NET INVESTMENT INCOME (LOSS) ........................................................     15,474       150       2,477         48
                                                                                        --------    ------     -------       ----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN
  CURRENCY
 Net realized gain (loss) on investment transactions ................................    101,718     3,732      13,398        235
 Net realized foreign exchange gain (loss) ..........................................         (4)      (51)         --         --
 Change in net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency....................................................    (40,527)    2,245      (9,686)       106
                                                                                        --------    ------     -------       ----
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY .......................     61,187     5,926       3,712        341
                                                                                        --------    ------     -------       ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....................   $ 76,661    $6,076     $ 6,189       $389
                                                                                        ========    ======     =======       ====

The accompanying notes are integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

===================================================================================================================================

                                                                                           INDEX     MID CAP    MID CAP   STRATEGIC
                                                                                            500       GROWTH     VALUE      VALUE
                                                                                            FUND       FUND      FUND        FUND
                                                                                          -------    -------    -------   ---------
INVESTMENT INCOME
 Dividends ............................................................................   $ 4,326     $  341    $ 1,450     $  570
 Interest .............................................................................        82         26         60         48
 Income from securities lending .......................................................        48         20         32         --
 Foreign tax withheld .................................................................        --         --         (2)        (1)
                                                                                          -------     ------    -------     ------
    Total Investment Income ...........................................................     4,456        387      1,540        617
                                                                                          -------     ------    -------     ------
EXPENSES
 Investment advisory fees .............................................................       166        510        566        271
 Administration fees ..................................................................       357        109        154         56
 Accounting fees ......................................................................       144         55         76         30
 Director fees ........................................................................         8          2          3          1
 Custodian fees and expenses ..........................................................        68         35         27         23
 Pricing fees .........................................................................        22          8          6          6
 Other expenses .......................................................................       108         28         39         15
                                                                                          -------     ------    -------     ------
   Total Expenses......................................................................       873        747        871        402
   Less: Expense waivers...............................................................        42         18         --         --
   Less: Fees paid indirectly..........................................................        --         32         18          3
                                                                                          -------     ------    -------     ------
    Net Expenses ......................................................................       831        697        853        399
                                                                                          -------     ------    -------     ------
 NET INVESTMENT INCOME (LOSS) .........................................................     3,625       (310)       687        218
                                                                                          -------     ------    -------     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES AND FOREIGN CURRENCY
 Net realized gain (loss) on investment transactions ..................................    (7,149)     8,280     15,677      3,188
 Change in net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency......................................................    13,294        861     (4,344)      (251)
                                                                                          -------     ------    -------     ------
NET GAIN (LOSS) ON INVESTMENT SECURITIES
 AND FOREIGN CURRENCY .................................................................     6,145      9,141     11,333      2,937
                                                                                          -------     ------    -------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ......................................................................   $ 9,770     $8,831    $12,020     $3,155
                                                                                          =======     ======    =======     ======

                                                                                   SMALL CAP    SMALL CAP    INTERNATIONAL
                                                                                     GROWTH       VALUE         EQUITY        REIT
                                                                                      FUND         FUND          FUND         FUND
                                                                                   ---------    ---------    -------------   ------
INVESTMENT INCOME
 Dividends .....................................................................    $   239      $ 2,220        $ 4,907      $  850
 Interest ......................................................................         29          149             28          27
 Income from securities lending ................................................        115           48             --          --
 Foreign tax withheld ..........................................................         --           (1)          (324)         (4)
                                                                                    -------      -------        -------      ------
    Total Investment Income ....................................................        383        2,416          4,611         873
                                                                                    -------      -------        -------      ------
EXPENSES
 Investment advisory fees ......................................................        787        1,329          1,478         252
 Administration fees ...........................................................        161          235            261          54
 Accounting fees ...............................................................         79          103            129          29
 Director fees .................................................................          3            5              5           1
 Custodian fees and expenses ...................................................         19           47            138          11
 Pricing fees ..................................................................          6           12             31           5
 Other expenses ................................................................         41           59             65          13
                                                                                    -------      -------        -------      ------
   Total Expenses...............................................................      1,096        1,790          2,107         365
   Less: Fees paid indirectly...................................................         --           --             55          --
                                                                                    -------      -------        -------      ------
    Net Expenses ...............................................................      1,096        1,790          2,052         365
                                                                                    -------      -------        -------      ------
NET INVESTMENT INCOME (LOSS) ...................................................       (713)         626          2,559         508
                                                                                    -------      -------        -------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES AND FOREIGN CURRENCY
 Net realized gain (loss) on investment transactions ...........................     13,506       11,193         23,760       2,960
 Net realized foreign exchange gain (loss) .....................................         --           --         (1,157)         --
 Change in net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency...............................................     (6,443)      (6,843)         3,053       1,141
                                                                                    -------      -------        -------      ------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY ..................      7,063        4,350         25,656       4,101
                                                                                    -------      -------        -------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...............................................................    $ 6,350      $ 4,976        $28,215      $4,609
                                                                                    =======      =======        =======      ======

The accompanying notes are integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

===================================================================================================================================

                                                                                                                 LIMITED MATURITY
                                                                                          MONEY MARKET FUND          BOND FUND
                                                                                         -------------------    -------------------
                                                                                          YEAR        YEAR        YEAR       YEAR
                                                                                          ENDED       ENDED      ENDED       ENDED
                                                                                        12/31/05    12/31/04    12/31/05   12/31/04
                                                                                        --------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .......................................................   $  2,092    $    866    $  2,021   $  1,580
 Net realized gain (loss) on investment transactions ................................         --          --        (343)        (1)
 Net change in unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ....................................................         --          --        (410)      (486)
                                                                                        --------    --------    --------   --------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      2,092         866       1,268      1,093
                                                                                        --------    --------    --------   --------
DISTRIBUTIONS FROM:
 Net investment income ..............................................................     (2,092)       (866)     (2,306)    (1,581)
 Net short-term gains ...............................................................         --          --          --         --
 Net long-term gains ................................................................         --          --          --         --
 Return of capital ..................................................................         --          --          (6)        (1)
                                                                                        --------    --------    --------   --------
    TOTAL DISTRIBUTIONS .............................................................     (2,092)       (866)     (2,312)    (1,582)
                                                                                        --------    --------    --------   --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ......................................................................     44,213      63,550      25,563     15,648
 Shares issued in lieu of cash distributions ........................................      2,092         866       2,312      1,582
 Shares redeemed ....................................................................    (55,163)    (82,622)    (12,071)   (14,067)
                                                                                        --------    --------    --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.............     (8,858)    (18,206)     15,804      3,163
                                                                                        --------    --------    --------   --------
    TOTAL INCREASE (DECREASE) .......................................................     (8,858)    (18,206)     14,760      2,674
NET ASSETS
 Beginning of Period ................................................................     81,743      99,949      46,219     43,545
                                                                                        --------    --------    --------   --------
 End of Period ......................................................................   $ 72,885    $ 81,743    $ 60,979   $ 46,219
                                                                                        ========    ========    ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................................   $     --    $     --    $     (1)  $     --
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ......................................................................     44,212      63,550       2,446      1,469
 Shares issued in lieu of cash distributions ........................................      2,093         866         226        151
 Shares redeemed ....................................................................    (55,163)    (82,622)     (1,146)    (1,318)
                                                                                        --------    --------    --------   --------
                                                                                          (8,858)    (18,206)      1,526        302
                                                                                        ========    ========    ========   ========

                                                                                                                  HIGH YIELD BOND
                                                                                          QUALITY BOND FUND            FUND
                                                                                         -------------------    -------------------
                                                                                          YEAR        YEAR        YEAR       YEAR
                                                                                          ENDED       ENDED      ENDED       ENDED
                                                                                        12/31/05    12/31/04    12/31/05   12/31/04
                                                                                        --------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .......................................................   $  5,809    $  7,027    $  5,994   $  6,143
 Net realized gain (loss) on investment transactions ................................        984         884         691      1,664
 Net realized foreign exchange gain (loss) ..........................................          1           2          13         99
 Net change in unrealized appreciation (depreciation) of investments and foreign
  currency ..........................................................................     (2,863)       (465)     (4,111)       632
                                                                                        --------    --------    --------   --------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      3,931       7,448       2,587      8,538
                                                                                        --------    --------    --------   --------
DISTRIBUTIONS FROM:
 Net investment income ..............................................................     (6,677)     (7,039)     (5,977)    (6,183)
 Net short-term gains ...............................................................     (1,913)         (1)         --         --
 Net long-term gains ................................................................       (545)         --          --         --
 Return of capital ..................................................................         (8)         --          --         --
                                                                                        --------    --------    --------   --------
    TOTAL DISTRIBUTIONS .............................................................     (9,143)     (7,040)     (5,977)    (6,183)
                                                                                        --------    --------    --------   --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ......................................................................     28,682      28,244      14,097     13,209
 Shares issued in lieu of cash distributions ........................................      9,143       7,040       5,977      6,183
 Shares redeemed ....................................................................    (44,082)    (35,057)    (17,121)   (18,106)
                                                                                        --------    --------    --------   --------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........     (6,257)        227       2,953      1,286
                                                                                        --------    --------    --------   --------
 TOTAL INCREASE (DECREASE) ..........................................................    (11,469)        635        (437)     3,641
NET ASSETS
 Beginning of Period ................................................................    172,734     172,099      85,957     82,316
                                                                                        --------    --------    --------   --------
 End of Period ......................................................................   $161,265    $172,734    $ 85,520   $ 85,957
                                                                                        ========    ========    ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................................   $     (2)   $     --    $     --   $     --

(1) SHARES ISSUED AND REDEEMED:
 Shares issued ......................................................................      2,710       2,639       1,772      1,659
 Shares issued in lieu of cash distributions ........................................        896         669         792        785
 Shares redeemed ....................................................................     (4,166)     (3,288)     (2,153)    (2,270)
                                                                                        --------    --------    --------   --------
                                                                                            (560)         20         411        174
                                                                                        ========    ========    ========   ========

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

===================================================================================================================================

                                                                                       FLEXIBLY MANAGED FUND     GROWTH STOCK FUND
                                                                                       ---------------------    -------------------
                                                                                         YEAR         YEAR        YEAR       YEAR
                                                                                         ENDED        ENDED      ENDED       ENDED
                                                                                       12/31/05     12/31/04    12/31/05   12/31/04
                                                                                      ----------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .....................................................   $   15,474    $ 16,024    $    150   $    437
 Net realized gain (loss) on investment transactions ..............................      101,718      48,463       3,732      9,614
 Net realized foreign exchange gain (loss) ........................................           (4)        (33)        (51)        --
 Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency..................................................      (40,527)     77,257       2,245        560
                                                                                      ----------    --------    --------   --------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............       76,661     141,711       6,076     10,611
                                                                                      ----------    --------    --------   --------
DISTRIBUTIONS FROM:
 Net investment income ............................................................      (15,577)    (15,948)       (115)      (402)
 Net short-term gains .............................................................       (6,065)     (4,145)         --         --
 Net long-term gains ..............................................................      (71,601)    (46,253)         --         --
                                                                                      ----------    --------    --------   --------
    TOTAL DISTRIBUTIONS ...........................................................      (93,243)    (66,346)       (115)      (402)
                                                                                      ----------    --------    --------   --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ....................................................................      148,535     134,828      17,395      5,058
 Shares issued in lieu of cash distributions ......................................       93,243      66,346         115        402
 Shares redeemed ..................................................................      (74,479)    (52,686)    (11,518)   (18,178)
                                                                                      ----------    --------    --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...........      167,299     148,488       5,992    (12,718)
                                                                                      ----------    --------    --------   --------
    TOTAL INCREASE (DECREASE) .....................................................      150,717     223,853      11,953     (2,509)
NET ASSETS
 Beginning of Period ..............................................................      929,480     705,627      95,242     97,751
                                                                                      ----------    --------    --------   --------
 End of Period ....................................................................   $1,080,197    $929,480    $107,195   $ 95,242
                                                                                      ==========    ========    ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ........................................   $       84    $    191    $     21   $     36
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ....................................................................        5,653       5,447       1,409        445
 Shares issued in lieu of cash distributions ......................................        3,596       2,631           9         33
 Shares redeemed ..................................................................       (2,840)     (2,124)       (943)    (1,594)
                                                                                      ----------    --------    --------   --------
                                                                                           6,409       5,954         475     (1,116)
                                                                                      ==========    ========    ========   ========

                                                                                           LARGE CAP VALUE       LARGE CAP GROWTH
                                                                                                FUND                   FUND
                                                                                         -------------------    -------------------
                                                                                          YEAR        YEAR        YEAR       YEAR
                                                                                          ENDED       ENDED      ENDED       ENDED
                                                                                        12/31/05    12/31/04    12/31/05   12/31/04
                                                                                        --------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .......................................................   $  2,477    $  2,944    $    48     $   121
 Net realized gain (loss) on investment transactions ................................     13,398      32,637        235       1,355
 Net change in unrealized appreciation (depreciation) of investments and
   foreign currency..................................................................     (9,686)     (9,241)       106         330
                                                                                        --------    --------    -------     -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      6,189      26,340        389       1,806
                                                                                        --------    --------    -------     -------
DISTRIBUTIONS FROM:
 Net investment income ..............................................................     (2,461)     (2,994)       (43)       (117)
 Net short-term gains ...............................................................     (6,027)         --       (117)       (152)
 Net long-term gains ................................................................     (8,163)    (12,903)       (88)     (1,152)
                                                                                        --------    --------    -------     -------
    TOTAL DISTRIBUTIONS .............................................................    (16,651)    (15,897)      (248)     (1,421)
                                                                                        --------    --------    -------     -------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ......................................................................     11,586      10,700      6,389      11,225
 Shares issued in lieu of cash distributions ........................................     16,651      15,896        248       1,421
 Shares redeemed ....................................................................    (26,937)    (40,464)    (3,603)     (5,058)
                                                                                        --------    --------    -------     -------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........      1,300     (13,868)     3,034       7,588
                                                                                        --------    --------    -------     -------
 TOTAL INCREASE (DECREASE) ..........................................................     (9,162)     (3,425)     3,175       7,973
NET ASSETS
 Beginning of Period ................................................................    224,481     227,906     24,072      16,099
                                                                                        --------    --------    -------     -------
 End of Period ......................................................................   $215,319    $224,481    $27,247     $24,072
                                                                                        ========    ========    =======     =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................................   $     22    $     11    $     8     $     4
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ......................................................................        642         596        611       1,050
 Shares issued in lieu of cash distributions ........................................        935         872         22         133
 Shares redeemed ....................................................................     (1,483)     (2,261)      (344)       (476)
                                                                                        --------    --------    -------     -------
                                                                                              94        (793)       289         707
                                                                                        ========    ========    =======     =======

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

===================================================================================================================================

                                                                                           INDEX 500 FUND       MID CAP GROWTH FUND
                                                                                         -------------------    -------------------
                                                                                          YEAR        YEAR        YEAR       YEAR
                                                                                          ENDED       ENDED      ENDED       ENDED
                                                                                        12/31/05    12/31/04    12/31/05   12/31/04
                                                                                        --------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .......................................................   $  3,625    $  4,080    $  (310)   $   (368)
 Net realized gain (loss) on investment transactions ................................     (7,149)        691      8,280       6,919
 Net change in unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ....................................................     13,294      19,644        861         638
                                                                                        --------    --------    -------    --------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................      9,770      24,415      8,831       7,189
                                                                                        --------    --------    -------    --------
DISTRIBUTIONS FROM:
 Net investment income ..............................................................     (3,629)     (4,039)        --          --
 Net short-term gains ...............................................................         --          --         --          --
 Net long-term gains ................................................................         --          --         --          --
                                                                                        --------    --------    -------    --------
    TOTAL DISTRIBUTIONS .............................................................     (3,629)     (4,039)        --          --
                                                                                        --------    --------    -------    --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ......................................................................     21,268      39,221     11,389      10,135
 Shares issued in lieu of cash distributions ........................................      3,629       4,039         --          --
 Shares redeemed ....................................................................    (54,553)    (40,019)    (9,839)    (11,583)
                                                                                        --------    --------    -------    --------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.............    (29,656)      3,241      1,550      (1,448)
                                                                                        --------    --------    -------    --------
    TOTAL INCREASE (DECREASE) .......................................................    (23,515)     23,617     10,381       5,741
NET ASSETS
 Beginning of Period ................................................................    257,637     234,020     70,793      65,052
                                                                                        --------    --------    -------    --------
 End of Period ......................................................................   $234,112    $257,637    $81,174    $ 70,793
                                                                                        ========    ========    =======    ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................................   $     35    $     57    $    --    $     --
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ......................................................................      2,557       4,996      1,550       1,582
 Shares issued in lieu of cash distributions ........................................        416         488         --          --
 Shares redeemed ....................................................................     (6,588)     (5,108)    (1,355)     (1,821)
                                                                                        --------    --------    -------    --------
                                                                                          (3,615)        376        195        (239)
                                                                                        ========    ========    =======    ========

                                                                                                                  STRATEGIC VALUE
                                                                                         MID CAP VALUE FUND            FUND
                                                                                         -------------------    -------------------
                                                                                          YEAR        YEAR        YEAR       YEAR
                                                                                          ENDED       ENDED      ENDED       ENDED
                                                                                        12/31/05    12/31/04    12/31/05   12/31/04
                                                                                        --------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .......................................................   $    687    $    346    $   218     $   102
 Net realized gain (loss) on investment transactions ................................     15,677      15,259      3,188       1,070
 Net change in unrealized appreciation (depreciation) of investments and foreign
  currency ..........................................................................     (4,344)     (3,077)      (251)      4,024
                                                                                        --------    --------    -------     -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     12,020      18,682      3,155       5,196
                                                                                        --------    --------    -------     -------
DISTRIBUTIONS FROM:
 Net investment income ..............................................................       (676)       (346)      (201)       (107)
 Net short-term gains ...............................................................     (2,658)     (5,049)      (238)         --
 Net long-term gains ................................................................    (15,224)     (8,570)    (2,215)       (399)
                                                                                        --------    --------    -------     -------
    TOTAL DISTRIBUTIONS .............................................................    (18,558)    (13,965)    (2,654)       (506)
                                                                                        --------    --------    -------     -------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ......................................................................     15,064      13,010     15,628      13,914
 Shares issued in lieu of cash distributions ........................................     18,558      13,965      2,654         506
 Shares redeemed ....................................................................    (13,231)    (14,286)    (4,172)     (4,650)
                                                                                        --------    --------    -------     -------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........     20,391      12,689     14,110       9,770
                                                                                        --------    --------    -------     -------
 TOTAL INCREASE (DECREASE) ..........................................................     13,853      17,406     14,611      14,460
NET ASSETS
 Beginning of Period ................................................................     98,448      81,042     30,485      16,025
                                                                                        --------    --------    -------     -------
 End of Period ......................................................................   $112,301    $ 98,448    $45,096     $30,485
                                                                                        ========    ========    =======     =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................................   $     11    $     --    $    17     $    --

(1) SHARES ISSUED AND REDEEMED:
 Shares issued ......................................................................      1,076         941      1,184       1,215
 Shares issued in lieu of cash distributions ........................................      1,382       1,037        198          40
 Shares redeemed ....................................................................       (945)     (1,039)      (314)       (410)
                                                                                        --------    --------    -------     -------
                                                                                           1,513         939      1,068         845
                                                                                        ========    ========    =======     =======

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

===================================================================================================================================

                                                                                          SMALL CAP GROWTH        SMALL CAP VALUE
                                                                                                FUND                   FUND
                                                                                         -------------------    -------------------
                                                                                          YEAR        YEAR        YEAR       YEAR
                                                                                          ENDED       ENDED      ENDED       ENDED
                                                                                        12/31/05    12/31/04    12/31/05   12/31/04
                                                                                        --------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss) ........................................................   $   (713)   $   (962)   $    626   $    119
 Net realized gain (loss) on investment transactions ................................     13,506       6,364      11,193     29,207
 Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency....................................................     (6,443)      4,544      (6,843)    (7,802)
                                                                                        --------    --------    --------   --------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................      6,350       9,946       4,976     21,524
                                                                                        --------    --------    --------   --------
DISTRIBUTIONS FROM:
 Net investment income ..............................................................         --          --        (611)       (47)
 Net short-term gains ...............................................................         --          --      (8,343)    (7,095)
 Net long-term gains ................................................................         --          --      (1,881)   (24,187)
                                                                                        --------    --------    --------   --------
    TOTAL DISTRIBUTIONS .............................................................         --          --     (10,835)   (31,329)
                                                                                        --------    --------    --------   --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ......................................................................      9,466      10,591      15,594     20,784
 Shares issued in lieu of cash distributions ........................................         --          --      10,835     31,329
 Shares redeemed ....................................................................    (18,366)    (18,318)    (29,679)   (25,294)
                                                                                        --------    --------    --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.............     (8,900)     (7,727)     (3,250)    26,819
                                                                                        --------    --------    --------   --------
    Total Increase (Decrease) .......................................................     (2,550)      2,219      (9,109)    17,014
NET ASSETS
 Beginning of Period ................................................................    113,579     111,360     165,714    148,700
                                                                                        --------    --------    --------   --------
 End of Period ......................................................................   $111,029    $113,579    $156,605   $165,714
                                                                                        ========    ========    ========   ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................................   $     --    $     --    $     --   $     72
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ......................................................................        498         596         948      1,108
 Shares issued in lieu of cash distributions ........................................         --          --         653      1,874
 Shares redeemed ....................................................................       (972)     (1,033)     (1,810)    (1,377)
                                                                                        --------    --------    --------   --------
                                                                                            (474)       (437)       (209)     1,605
                                                                                        ========    ========    ========   ========

                                                                                            INTERNATIONAL
                                                                                             EQUITY FUND             REIT FUND
                                                                                         -------------------    -------------------
                                                                                          YEAR        YEAR        YEAR       YEAR
                                                                                          ENDED       ENDED      ENDED       ENDED
                                                                                        12/31/05    12/31/04    12/31/05   12/31/04
                                                                                        --------    --------    --------   --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .......................................................   $  2,559    $  2,243    $   508     $   669
 Net realized gain (loss) on investment transactions ................................     23,760      11,942      2,960       2,142
 Net realized foreign exchange gain (loss) ..........................................     (1,157)     (2,189)        --          --
 Net change in unrealized appreciation (depreciation) of investments and
   foreign currency..................................................................      3,053      26,918      1,141       4,106
                                                                                        --------    --------    -------     -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     28,215      38,914      4,609       6,917
                                                                                        --------    --------    -------     -------
DISTRIBUTIONS FROM:
 Net investment income ..............................................................       (726)       (877)      (808)       (796)
 Net short-term gains ...............................................................         --          --       (559)       (891)
 Net long-term gains ................................................................         --          --     (1,988)       (763)
                                                                                        --------    --------    -------     -------
    TOTAL DISTRIBUTIONS .............................................................       (726)       (877)    (3,355)     (2,450)
                                                                                        --------    --------    -------     -------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ......................................................................     26,852      13,633     14,259      16,273
 Shares issued in lieu of cash distributions ........................................        726         877      3,355       2,449
 Shares redeemed ....................................................................    (19,629)    (20,641)    (6,993)     (8,823)
                                                                                        --------    --------    -------     -------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS. ..........      7,949      (6,131)    10,621       9,899
                                                                                        --------    --------    -------     -------
 TOTAL INCREASE (DECREASE) ..........................................................     35,438      31,906     11,875      14,366
NET ASSETS
 Beginning of Period ................................................................    165,509     133,603     31,247      16,881
                                                                                        --------    --------    -------     -------
 End of Period ......................................................................   $200,947    $165,509    $43,122     $31,247
                                                                                        --------    --------    -------     -------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................................   $   (167)   $ (1,160)   $    --     $    33
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ......................................................................      1,424         909        970       1,250
 Shares issued in lieu of cash distributions ........................................         38          54        222         175
 Shares redeemed ....................................................................     (1,057)     (1,364)      (483)       (708)
                                                                                        --------    --------    -------     -------
                                                                                             405        (401)       709         717
                                                                                        ========    ========    =======     =======

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

MONEY MARKET FUND
For a share outstanding throughout each period


                                                                                              YEAR ENDED DECEMBER 31,
                                                                                ---------------------------------------------------
                                                                                 2005       2004       2003       2002       2001
                                                                                -------   -------    -------    --------   --------
Net asset value, beginning of period........................................    $  1.00   $  1.00    $  1.00    $   1.00   $   1.00
                                                                                -------   -------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................................       0.03      0.01       0.01        0.02       0.04
                                                                                -------   -------    -------    --------   --------
 Total from investment operations...........................................       0.03      0.01       0.01        0.02       0.04
                                                                                -------   -------    -------    --------   --------
LESS DISTRIBUTIONS:
Net investment income.......................................................      (0.03)    (0.01)     (0.01)      (0.02)     (0.04)
                                                                                -------   -------    -------    --------   --------
Net asset value, end of period..............................................    $  1.00   $  1.00    $  1.00    $   1.00   $   1.00
                                                                                =======   =======    =======    ========   ========
 Total return(1)............................................................      2.81%     0.96%      0.86%       1.65%      4.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................................    $72,885   $81,743    $99,949    $149,429   $128,408
                                                                                =======   =======    =======    ========   ========
Ratio of expenses to average net assets.....................................      0.50%     0.53%      0.50%       0.47%      0.50%
                                                                                =======   =======    =======    ========   ========
Ratio of net investment income (loss) to average net assets.................      2.74%     0.92%      0.89%       1.62%      3.78%
                                                                                =======   =======    =======    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

===================================================================================================================================

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period


                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------------------------
                                                                                   2005       2004       2003      2002       2001
                                                                                  -------   -------    -------    -------   -------
Net asset value, beginning of period..........................................    $ 10.45   $ 10.57    $ 10.70    $ 10.35   $ 10.13
                                                                                  -------   -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................................       0.37      0.37       0.43       0.24      0.40
Net realized and unrealized gain (loss) on investment transactions............      (0.15)    (0.12)     (0.12)      0.41      0.27
                                                                                  -------   -------    -------    -------   -------
 Total from investment operations.............................................       0.22      0.25       0.31       0.65      0.67
                                                                                  -------   -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income.........................................................      (0.42)    (0.37)     (0.43)     (0.24)    (0.40)
Net realized gains............................................................         --        --      (0.01)     (0.06)    (0.05)
                                                                                  -------   -------    -------    -------   -------
 Total distributions..........................................................      (0.42)    (0.37)     (0.44)     (0.30)    (0.45)
                                                                                  -------   -------    -------    -------   -------
Net asset value, end of period................................................    $ 10.25   $ 10.45    $ 10.57    $ 10.70   $ 10.35
                                                                                  =======   =======    =======    =======   =======
 Total return(1)..............................................................      2.14%     2.32%      2.90%      6.25%     6.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................................    $60,979   $46,219    $43,545    $42,941   $18,376
                                                                                  =======   =======    =======    =======   =======
Ratio of expenses to average net assets.......................................      0.61%     0.62%      0.60%      0.63%     0.74%
                                                                                  =======   =======    =======    =======   =======
Ratio of expenses to average net assets (excluding waivers)...................      0.61%     0.62%      0.60%      0.63%     0.77%
                                                                                  =======   =======    =======    =======   =======
Ratio of net investment income (loss) to average net assets...................      3.42%     3.52%      3.62%      3.16%     4.96%
                                                                                  =======   =======    =======    =======   =======
Portfolio turnover rate.......................................................       300%       35%        27%       224%      174%
                                                                                  =======   =======    =======    =======   =======

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

QUALITY BOND FUND
For a share outstanding throughout each period


                                                                                             YEAR ENDED DECEMBER 31,
                                                                             ------------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                             --------   --------    --------    --------   --------
Net asset value, beginning of period.....................................    $  10.54   $  10.51    $  10.50    $  10.39   $  10.33
                                                                             --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................................        0.40       0.45        0.48        0.42       0.51
Net realized and unrealized gain on investment transactions..............       (0.14)      0.03        0.16        0.13       0.41
                                                                             --------   --------    --------    --------   --------
 Total from investment operations........................................        0.26       0.48        0.64        0.55       0.92
                                                                             --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income....................................................       (0.45)     (0.45)      (0.48)      (0.42)     (0.51)
Net realized gains.......................................................       (0.17)        --(a)    (0.15)      (0.02)     (0.35)
Return of capital........................................................          --         --          --          --         --
                                                                             --------   --------    --------    --------   --------
 Total distributions.....................................................       (0.62)     (0.45)      (0.63)      (0.44)     (0.86)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of period...........................................    $  10.18   $  10.54    $  10.51    $  10.50   $  10.39
                                                                             ========   ========    ========    ========   ========
 Total return(1).........................................................       2.50%      4.59%       6.18%       5.28%      8.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................................    $161,265   $172,734    $172,099    $156,206   $123,569
                                                                             ========   ========    ========    ========   ========
Ratio of expenses to average net assets..................................       0.62%      0.62%       0.62%       0.62%      0.65%
                                                                             ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net assets..............       3.72%      4.07%       4.36%       4.19%      5.23%
                                                                             ========   ========    ========    ========   ========
Portfolio turnover rate..................................................        614%       230%        215%        499%       931%
                                                                             ========   ========    ========    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)   Distributions were less than one penny per share.

===================================================================================================================================

HIGH YIELD BOND FUND
For a share outstanding throughout each period


                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------------------------
                                                                                   2005       2004       2003      2002       2001
                                                                                  -------   -------    -------    -------   -------
Net asset value, beginning of period..........................................    $  7.91   $  7.70    $  6.78    $  7.25   $  7.45
                                                                                  -------   -------    -------    -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................................       0.57      0.61       0.64       0.70      0.72
Net realized and unrealized gain (loss) on investment transactions............      (0.33)     0.21       0.92      (0.46)    (0.20)
                                                                                  -------   -------    -------    -------   -------
 Total from investment operations.............................................       0.24      0.82       1.56       0.24      0.52
                                                                                  -------   -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income.........................................................      (0.56)    (0.61)     (0.64)     (0.71)    (0.72)
                                                                                  -------   -------    -------    -------   -------
Net asset value, end of period................................................    $  7.59   $  7.91    $  7.70    $  6.78   $  7.25
                                                                                  =======   =======    =======    =======   =======
 Total return(1)..............................................................      3.11%    10.71%     23.13%      3.41%     6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................................    $85,520   $85,957    $82,316    $63,212   $60,577
                                                                                  =======   =======    =======    =======   =======
Ratio of expenses to average net assets.......................................      0.86%     0.86%      0.86%      0.83%     0.87%
                                                                                  =======   =======    =======    =======   =======
Ratio of expenses to average net assets (excluding waivers)...................      0.86%     0.86%      0.86%      0.83%     0.88%
                                                                                  =======   =======    =======    =======   =======
Ratio of net investment income (loss) to average net assets...................      7.01%     7.35%      8.55%      9.29%     9.57%
                                                                                  =======   =======    =======    =======   =======
Portfolio turnover rate.......................................................        64%       68%        88%        80%       77%
                                                                                  =======   =======    =======    =======   =======

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

FLEXIBLY MANAGED FUND
For a share outstanding throughout the period

                                                                                            YEAR ENDED DECEMBER 31,
                                                                           --------------------------------------------------------
                                                                              2005        2004        2003        2002       2001
                                                                           ----------   --------    --------    --------   --------
Net asset value, beginning of period...................................    $    25.96   $  23.64    $  18.75    $  20.03   $  19.76
                                                                           ----------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........................................          0.40       0.47        0.42        0.56       0.60
Net realized and unrealized gain (loss) on investment transactions.....          1.65       3.83        5.17       (0.39)      1.44
                                                                           ----------   --------    --------    --------   --------
 Total from investment operations......................................          2.05       4.30        5.59        0.17       2.04
                                                                           ----------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income..................................................         (0.40)     (0.47)      (0.42)      (0.56)     (0.59)
Net realized gains.....................................................         (2.02)     (1.51)      (0.28)      (0.89)     (1.18)
                                                                           ----------   --------    --------    --------   --------
 Total distributions...................................................         (2.42)     (1.98)      (0.70)      (1.45)     (1.77)
                                                                           ----------   --------    --------    --------   --------
Net asset value, end of period.........................................    $    25.59   $  25.96    $  23.64    $  18.75   $  20.03
                                                                           ==========   ========    ========    ========   ========
 Total return(1).......................................................         7.84%     18.58%      29.92%       0.87%(a)  10.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............................    $1,080,197   $929,480    $705,627    $526,569   $478,237
                                                                           ==========   ========    ========    ========   ========
Ratio of expenses to average net assets................................         0.84%      0.85%       0.86%       0.85%      0.87%
                                                                           ==========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net assets............         1.56%      2.02%       2.11%       2.71%(a)   2.89%
                                                                           ==========   ========    ========    ========   ========
Portfolio turnover rate................................................           30%        22%         25%         31%        34%
                                                                           ==========   ========    ========    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
(a) For the year ended December 31, 2002, the presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

===================================================================================================================================

GROWTH STOCK FUND
For a share outstanding throughout the period


                                                                                              YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------------
                                                                                 2005       2004       2003       2002       2001
                                                                               --------   -------    -------    --------   --------
Net asset value, beginning of period.......................................    $  12.28   $ 11.02    $  9.81    $  15.07   $  20.19
                                                                               --------   -------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............................................        0.02      0.05         --       (0.03)        --
Net realized and unrealized gain (loss) on investment transactions.........        0.73      1.26       1.21       (5.23)     (5.12)
                                                                               --------   -------    -------    --------   --------
 Total from investment operations..........................................        0.75      1.31       1.21       (5.26)     (5.12)
                                                                               --------   -------    -------    --------   --------
LESS DISTRIBUTIONS:
Net investment income......................................................       (0.01)       --         --          --         --
Net realized gains                                                                   --     (0.05)        --          --         --
Return of capital..........................................................          --        --         --          --         --
                                                                               --------   -------    -------    --------   --------
 Total distributions.......................................................       (0.01)    (0.05)        --          --         --
                                                                               --------   -------    -------    --------   --------
Net asset value, end of period.............................................    $  13.02   $ 12.28    $ 11.02    $   9.81   $  15.07
                                                                               ========   =======    =======    ========   ========
 Total return(1)...........................................................       6.14%    11.90%     12.36%     (34.90%)   (25.34%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................................    $107,195   $95,242    $97,751    $102,418   $186,696
                                                                               ========   =======    =======    ========   ========
Ratio of expenses to average net assets....................................       0.98%     0.97%      0.97%       0.92%      0.92%
                                                                               ========   =======    =======    ========   ========
Ratio of expenses to average net assets (excluding waivers)................       0.98%     0.97%      0.97%       0.93%      0.92%
                                                                               ========   =======    =======    ========   ========
Ratio of net investment income (loss) to average net assets................       0.15%     0.47%      0.02%      (0.21%)     0.02%
                                                                               ========   =======    =======    ========   ========
Portfolio turnover rate....................................................         44%      185%       578%        774%       276%
                                                                               ========   =======    =======    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

LARGE CAP VALUE FUND
For a share outstanding throughout the period

                                                                                             YEAR ENDED DECEMBER 31,
                                                                             ------------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                             --------   --------    --------    --------   --------
Net asset value, beginning of period.....................................    $  18.45   $  17.59    $  13.97    $  16.97   $  18.07
                                                                             --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................................        0.23       0.26        0.25        0.25       0.23
Net realized and unrealized gain (loss) on investment transactions.......        0.33       1.98        3.62       (2.80)     (0.66)
                                                                             --------   --------    --------    --------   --------
 Total from investment operations........................................        0.56       2.24        3.87       (2.55)     (0.43)
                                                                             --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income....................................................       (0.21)     (0.26)      (0.25)      (0.24)     (0.23)
Net realized gains.......................................................       (1.24)     (1.12)         --       (0.21)     (0.44)
                                                                             --------   --------    --------    --------   --------
 Total distributions.....................................................       (1.45)     (1.38)      (0.25)      (0.45)     (0.67)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of period...........................................    $  17.56   $  18.45    $  17.59    $  13.97   $  16.97
                                                                             ========   ========    ========    ========   ========
 Total return(1).........................................................       3.00%     12.85%      27.76%     (14.96%)    (2.40%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................................    $215,319   $224,481    $227,906    $188,246   $232,528
                                                                             ========   ========    ========    ========   ========
Ratio of expenses to average net assets..................................       0.88%      0.89%       0.90%       0.88%      0.88%
                                                                             ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net assets..............       1.15%      1.38%       1.62%       1.51%      1.26%
                                                                             ========   ========    ========    ========   ========
Portfolio turnover rate..................................................         45%       105%         40%         38%        50%
                                                                             ========   ========    ========    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

===================================================================================================================================

LARGE CAP GROWTH FUND
For a share outstanding throughout the period

                                                                                               YEAR OR PERIOD ENDED DECEMBER 31,
                                                                                             --------------------------------------
                                                                                              2005       2004      2003      2002**
                                                                                            -------    -------    -------   -------
Net asset value, beginning of period ....................................................   $ 10.76    $ 10.53    $  8.41   $ 10.00
                                                                                            -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............................................................      0.02       0.06       0.03      0.03
Net realized and unrealized gain (loss) on investment transactions ......................      0.11       0.85       2.12     (1.59)
                                                                                            -------    -------    -------   -------
 Total from investment operations .......................................................      0.13       0.91       2.15     (1.56)
                                                                                            -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income ...................................................................     (0.02)     (0.06)     (0.03)    (0.03)
Net realized gains ......................................................................     (0.08)     (0.62)        --        --
                                                                                            -------    -------    -------   -------
 Total distributions ....................................................................     (0.10)     (0.68)     (0.03)    (0.03)
                                                                                            -------    -------    -------   -------
Net asset value, end of period ..........................................................   $ 10.79    $ 10.76    $ 10.53   $  8.41
                                                                                            =======    =======    =======   =======
 Total return(1) ........................................................................     1.20%      8.66%     25.61%    15.60%#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................................................   $27,247    $24,072    $16,099   $ 5,090
                                                                                            =======    =======    =======   =======
Ratio of expenses to average net assets .................................................     0.89%      0.96%      1.00%     0.98%*
                                                                                            =======    =======    =======   =======
Ratio of expenses to average net assets (excluding waivers) .............................     0.87%      0.96%      1.27%     2.11%*
                                                                                            =======    =======    =======   =======
Ratio of net investment income (loss) to average net assets .............................     0.19%      0.59%      0.51%     0.70%*
                                                                                            =======    =======    =======   =======
Portfolio turnover rate .................................................................       21%       114%        28%       35%
                                                                                            =======    =======    =======   =======

---------------
*   Annualized.
#   Non-annualized.
** For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

INDEX 500 FUND
For a share outstanding throughout the period

                                                                                             YEAR ENDED DECEMBER 31,
                                                                             ------------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                             --------   --------    --------    --------   --------
Net asset value, beginning of period.....................................    $   8.34   $   7.67    $   6.05    $   7.90   $   9.08
                                                                             --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................................        0.14       0.13        0.10        0.09       0.09
Net realized and unrealized gain (loss) on investment transactions.......        0.24       0.67        1.62       (1.85)     (1.18)
                                                                             --------   --------    --------    --------   --------
 Total from investment operations........................................        0.38       0.80        1.72       (1.76)     (1.09)
                                                                             --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income....................................................       (0.14)     (0.13)      (0.10)      (0.09)     (0.09)
Net realized gains.......................................................          --         --          --          --         --
Return of capital........................................................          --         --          --          --         --
                                                                             --------   --------    --------    --------   --------
 Total distributions.....................................................       (0.14)     (0.13)      (0.10)      (0.09)     (0.09)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of period...........................................    $   8.58   $   8.34    $   7.67    $   6.05   $   7.90
                                                                             ========   ========    ========    ========   ========
 Total return(1).........................................................       4.48%     10.47%      28.41%     (22.28%)   (11.98%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................................    $234,122   $257,637    $234,020    $174,429   $202,902
                                                                             ========   ========    ========    ========   ========
Ratio of expenses to average net assets..................................       0.35%      0.29%       0.25%       0.25%      0.25%
                                                                             ========   ========    ========    ========   ========
Ratio of expenses to average net assets (excluding waivers)..............       0.37%      0.37%       0.38%       0.36%      0.39%
                                                                             ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net assets..............       1.52%      1.70%       1.47%       1.35%      1.17%
                                                                             ========   ========    ========    ========   ========
Portfolio turnover rate..................................................          5%         1%          1%          3%         1%
                                                                             ========   ========    ========    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

===================================================================================================================================

MID CAP GROWTH FUND
For a share outstanding throughout the period


                                                                                              YEAR ENDED DECEMBER 31,
                                                                                ---------------------------------------------------
                                                                                 2005       2004       2003       2002       2001
                                                                                -------   -------    -------    --------   --------
Net asset value, beginning of period........................................    $  7.05   $  6.33    $  4.24    $   6.29   $   8.75
                                                                                -------   -------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................................      (0.03)    (0.04)     (0.03)      (0.03)     (0.05)
Net realized and unrealized gain (loss) on investment transactions..........      (0.91)     0.76       2.12       (2.02)     (2.41)
                                                                                -------   -------    -------    --------   --------
 Total from investment operations...........................................       0.88      0.72       2.09       (2.05)     (2.46)
                                                                                -------   -------    -------    --------   --------
LESS DISTRIBUTIONS:
Net investment income.......................................................         --        --         --          --         --
Net realized gains..........................................................         --        --         --          --         --
                                                                                -------   -------    -------    --------   --------
Net asset value, end of period..............................................    $  7.93   $  7.05    $  6.33    $   4.24   $   6.29
                                                                                =======   =======    =======    ========   ========
 Total return(1)............................................................     12.48%    11.37%     49.29%     (32.59%)   (28.11%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................................    $81,174   $70,793    $65,052    $ 34,424   $ 45,434
                                                                                =======   =======    =======    ========   ========
Ratio of expenses to average net assets.....................................      1.00%     1.00%      1.00%       0.99%      1.00%
                                                                                =======   =======    =======    ========   ========
Ratio of expenses to average net assets (excluding waivers).................      1.02%     1.03%      1.05%       1.05%      1.09%
                                                                                =======   =======    =======    ========   ========
Ratio of net investment income (loss) to average net assets.................     (0.43%)   (0.56%)    (0.59%)     (0.57%)    (0.70%)
                                                                                =======   =======    =======    ========   ========
Portfolio turnover rate.....................................................       156%      169%       154%        230%       327%
                                                                                =======   =======    =======    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

MID CAP VALUE FUND
For a share outstanding throughout the period


                                                                                              YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------------
                                                                                 2005       2004       2003       2002       2001
                                                                               --------   -------    -------    --------   --------
Net asset value, beginning of period.......................................    $  13.77   $ 13.05    $  9.75    $  10.83   $  11.92
                                                                               --------   -------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............................................        0.09      0.05       0.04        0.06       0.07
Net realized and unrealized gain (loss) on investment transactions.........        1.63      2.88       3.55       (1.08)     (0.45)
                                                                               --------   -------    -------    --------   --------
 Total from investment operations..........................................        1.72      2.93       3.59       (1.02)     (0.38)
                                                                               --------   -------    -------    --------   --------
LESS DISTRIBUTIONS:
Net investment income......................................................       (0.09)    (0.05)     (0.04)      (0.06)     (0.07)
Net realized gains.........................................................       (2.43)    (2.16)     (0.25)         --      (0.64)
                                                                               --------   -------    -------    --------   --------
 Total distributions.......................................................       (2.52)    (2.21)     (0.29)      (0.06)     (0.71)
                                                                               --------   -------    -------    --------   --------
Net asset value, end of period.............................................    $  12.97   $ 13.77    $ 13.05    $   9.75   $  10.83
                                                                               ========   =======    =======    ========   ========
 Total return(1)...........................................................      12.33%    23.17%     36.84%      (9.42%)    (3.17%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................................    $112,301   $98,448    $81,042    $ 58,330   $ 61,633
                                                                               ========   =======    =======    ========   ========
Ratio of expenses to average net assets....................................       0.85%     0.86%      0.86%       0.85%      0.89%
                                                                               ========   =======    =======    ========   ========
Ratio of net investment income (loss)
 to average net assets.....................................................       0.67%     0.40%      0.39%       0.55%      0.70%
                                                                               ========   =======    =======    ========   ========
Portfolio turnover rate....................................................        100%       68%        64%         91%       222%
                                                                               ========   =======    =======    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

===================================================================================================================================
STRATEGIC VALUE FUND
For a share outstanding throughout the period


                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                          ---------------------------------------
                                                                                           2005       2004      2003      2002**
                                                                                         -------    -------    -------   --------
Net asset value, beginning of period .................................................   $ 12.91    $ 10.57    $  8.54   $  10.00
                                                                                         -------    -------    -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................................................      0.07       0.05       0.07       0.03
Net realized and unrealized gain (loss) on investment transactions ...................      1.00       2.51       2.07      (1.46)
                                                                                         -------    -------    -------   --------
 Total from investment operations ....................................................      1.07       2.56       2.14      (1.43)
                                                                                         -------    -------    -------   --------
LESS DISTRIBUTIONS:
Net investment income ................................................................     (0.06)     (0.05)     (0.07)     (0.03)
Net realized gains ...................................................................     (0.76)     (0.17)     (0.04)        --
                                                                                         -------    -------    -------   --------
 Total distributions .................................................................     (0.82)     (0.22)     (0.11)     (0.03)
                                                                                         -------    -------    -------   --------
Net asset value, end of period .......................................................   $ 13.15    $ 12.91    $ 10.57   $   8.54
                                                                                         =======    =======    =======   ========
 Total return(1) .....................................................................     8.20%     24.25%     25.13%    (14.25%)#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .............................................   $45,096    $30,485    $16,025   $  7,417
                                                                                         =======    =======    =======   ========
Ratio of expenses to average net assets ..............................................     1.07%      1.14%      1.25%      1.24%*
                                                                                         =======    =======    =======   ========
Ratio of expenses to average net assets (excluding waivers) ..........................     1.07%      1.14%      1.26%      2.24%*
                                                                                         =======    =======    =======   ========
Ratio of net investment income (loss) to average net assets ..........................     0.58%      0.47%      0.54%      0.82%*
                                                                                         =======    =======    =======   ========
Portfolio turnover rate ..............................................................       25%        18%        17%        21%
                                                                                         =======    =======    =======   ========

---------------
*   Annualized.
#   Non-annualized.
** For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

SMALL CAP GROWTH FUND
For a share outstanding throughout the period


                                                                                             YEAR ENDED DECEMBER 31,
                                                                             ------------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                             --------   --------    --------    --------   --------
Net asset value, beginning of period.....................................    $  19.14   $  17.48    $  11.85    $  20.46   $  24.89
                                                                             --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................................       (0.13)     (0.16)      (0.13)      (0.14)     (0.13)
Net realized and unrealized gain (loss) on investment transactions.......        1.33       1.82        5.76       (8.47)     (3.78)
                                                                             --------   --------    --------    --------   --------
 Total from investment operations........................................        1.20       1.66        5.63       (8.61)     (3.91)
                                                                             --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income....................................................          --         --          --          --         --
Net realized gains.......................................................          --         --          --          --      (0.01)
Return of capital........................................................          --         --          --          --      (0.51)
                                                                             --------   --------    --------    --------   --------
 Total distributions.....................................................        0.00       0.00        0.00        0.00      (0.52)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of period...........................................    $  20.34   $  19.14    $  17.48    $  11.85   $  20.46
                                                                             ========   ========    ========    ========   ========
 Total return(1).........................................................       6.27%      9.50%      47.51%     (42.08%)   (15.84%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................................    $111,029   $113,579    $111,360    $ 74,681   $137,099
                                                                             ========   ========    ========    ========   ========
Ratio of expenses to average net assets..................................       1.02%      1.06%       1.09%       1.05%      1.04%
                                                                             ========   ========    ========    ========   ========
Ratio of expenses to average net assets (excluding waivers)..............       1.02%      1.06%       1.09%       1.06%      1.04%
                                                                             ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net assets..............      (0.67%)    (0.87%)     (0.94%)     (0.87%)    (0.67%)
                                                                             ========   ========    ========    ========   ========
Portfolio turnover rate..................................................        137%       195%        191%        164%       135%
                                                                             ========   ========    ========    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

===================================================================================================================================

SMALL CAP VALUE FUND
For a share outstanding throughout the period

                                                                                             YEAR ENDED DECEMBER 31,
                                                                              -----------------------------------------------------
                                                                                2005       2004        2003        2002       2001
                                                                              --------   --------    --------    --------   -------
Net asset value, beginning of period......................................    $  16.95   $  18.20    $  11.00    $  14.38   $ 12.94
                                                                              --------   --------    --------    --------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................................        0.07       0.01       (0.08)      (0.05)     0.01
Net realized and unrealized gain (loss) on investment transactions........        0.56       2.55        8.29       (2.37)     2.10
                                                                              --------   --------    --------    --------   -------
 Total from investment operations.........................................        0.63       2.56        8.21       (2.42)     2.11
                                                                              --------   --------    --------    --------   -------
LESS DISTRIBUTIONS:
Net investment income.....................................................       (0.07)     (0.01)         --          --     (0.02)
Net realized gains........................................................       (1.14)     (3.80)      (1.01)      (0.96)    (0.65)
                                                                              --------   --------    --------    --------   -------
 Total distributions......................................................       (1.21)     (3.81)      (1.01)      (0.96)    (0.67)
                                                                              --------   --------    --------    --------   -------
Net asset value, end of period............................................    $  16.37   $  16.95    $  18.20    $  11.00   $ 14.38
                                                                              ========   ========    ========    ========   =======
 Total return(1)..........................................................       3.67%     14.88%      74.85%     (16.76%)   16.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................................    $156,605   $165,714    $148,700    $ 77,491   $86,987
                                                                              ========   ========    ========    ========   =======
Ratio of expenses to average net assets...................................       1.14%      1.15%       1.15%       1.15%     1.14%
                                                                              ========   ========    ========    ========   =======
Ratio of expenses to average net assets (excluding waivers)...............       1.14%      1.17%       1.19%       1.16%     1.16%
                                                                              ========   ========    ========    ========   =======
Ratio of net investment income (loss) to average net assets...............       0.40%      0.08%      (0.61%)     (0.38%)    0.12%
                                                                              ========   ========    ========    ========   =======
Portfolio turnover rate...................................................         46%       142%         61%         54%       68%
                                                                              ========   ========    ========    ========   =======

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

===================================================================================================================================
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
===================================================================================================================================

INTERNATIONAL EQUITY FUND
For a share outstanding throughout the period

                                                                                             YEAR ENDED DECEMBER 31,
                                                                             ------------------------------------------------------
                                                                               2005       2004        2003        2002       2001
                                                                             --------   --------    --------    --------   --------
Net asset value, beginning of period.....................................    $  17.98   $  13.91    $  10.53    $  11.71   $  16.64
                                                                             --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................................        0.15       0.24        0.19        0.15       0.37
Net realized and unrealized gain (loss) on investments and foreign
 currency................................................................        2.86       3.92        3.27       (1.31)     (5.05)
                                                                             --------   --------    --------    --------   --------
 Total from investment operations........................................        3.01       4.16        3.46       (1.16)     (4.68)
                                                                             --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income....................................................       (0.08)     (0.09)      (0.08)      (0.02)     (0.25)
Net realized gains.......................................................          --         --          --          --         --
Return of capital........................................................          --         --          --          --         --
                                                                             --------   --------    --------    --------   --------
 Total distributions.....................................................       (0.08)     (0.09)      (0.08)      (0.02)     (0.25)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of period...........................................    $  20.91   $  17.98    $  13.91    $  10.53   $  11.71
                                                                             ========   ========    ========    ========   ========
 Total return(1).........................................................      16.77%     30.01%      32.85%      (9.94%)   (28.12%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................................    $200,947   $165,509    $133,603    $104,645   $124,949
                                                                             ========   ========    ========    ========   ========
Ratio of expenses to average net assets..................................       1.21%      1.22%       1.19%       1.23%      1.25%
                                                                             ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net assets..............       1.47%      1.61%       1.63%       1.35%      1.06%
                                                                             ========   ========    ========    ========   ========
Portfolio turnover rate..................................................         40%        40%         59%        106%        97%
                                                                             ========   ========    ========    ========   ========

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

===================================================================================================================================

REIT FUND
For a share outstanding throughout the period

                                                                                             YEAR OR PERIOD ENDED DECEMBER 31,
                                                                                           --------------------------------------
                                                                                            2005       2004      2003      2002**
                                                                                          -------    -------    -------   -------
Net asset value, beginning of period ..................................................   $ 14.33    $ 11.53    $  9.00   $ 10.00
                                                                                          -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..........................................................      0.20       0.37       0.36      0.25
Net realized and unrealized gain (loss) on investment transactions ....................      1.66       3.69       2.83     (1.01)
                                                                                          -------    -------    -------   -------
 Total from investment operations .....................................................      1.86       4.06       3.19     (0.76)
                                                                                          -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income .................................................................     (0.30)     (0.41)     (0.37)    (0.24)
Net realized gains ....................................................................     (0.97)     (0.85)     (0.29)       --
                                                                                          -------    -------    -------   -------
 Total distributions ..................................................................     (1.27)     (1.26)     (0.66)    (0.24)
                                                                                          -------    -------    -------   -------
Net asset value, end of period ........................................................   $ 14.92    $ 14.33    $ 11.53   $  9.00
                                                                                          =======    =======    =======   =======
 Total return(1) ......................................................................    12.97%     35.53%     35.49%    (7.55%)#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..............................................   $43,122    $31,247    $16,881   $ 5,507
                                                                                          =======    =======    =======   =======
Ratio of expenses to average net assets ...............................................     1.02%      1.10%      1.25%     1.22%*
                                                                                          =======    =======    =======   =======
Ratio of expenses to average net assets (excluding waivers) ...........................     1.02%      1.10%      1.34%     2.25%*
                                                                                          =======    =======    =======   =======
Ratio of net investment income to average net assets ..................................     1.41%      3.06%      4.87%     5.31%*
                                                                                          =======    =======    =======   =======
Portfolio turnover rate ...............................................................       54%        80%        69%       45%
                                                                                          =======    =======    =======   =======

---------------
*   Annualized.
#   Non-annualized.
** For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

1 -- ORGANIZATION

   Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

   Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates and those differences could be material.

   SECURITY VALUATION:
   MONEY MARKET FUND -- Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

   LIMITED MATURITY BOND, QUALITY BOND, HIGH YIELD BOND, FLEXIBLY MANAGED, GROWTH STOCK, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP GROWTH, SMALL CAP VALUE, INTERNATIONAL EQUITY, AND REIT FUNDS -- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

   Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

   The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

   FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

   DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

   Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

   Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

     FUND                                    SUB-ADVISER
     ----                                    -----------
     High Yield Bond Fund                    T. Rowe Price Associates, Inc.
     Flexibly Managed Fund                   T. Rowe Price Associates, Inc.
     Growth Stock Fund                       T. Rowe Price Associates, Inc.
     Large Cap Value Fund                    Lord, Abbett & Co. LLC
     Large Cap Growth Fund                   ABN AMRO Asset Management, Inc.
     Index 500 Fund                          Wells Capital Management, Inc.
     Mid Cap Growth Fund                     Turner Investment Partners, Inc.
     Mid Cap Value Fund                      Neuberger Berman Management, Inc.
     Strategic Value Fund                    Lord, Abbett & Co. LLC
     Small Cap Growth Fund                   Bjurman, Barry & Associates
     Small Cap Value Fund                    Goldman Sachs Asset Management, LP
     International Equity Fund               Vontobel Asset Management, Inc.
     REIT Fund                               Heitman Real Estate Securities LLC

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------


   Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond
Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund:
0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund: 0.72%; Small Cap Growth
Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

   Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

ACCOUNTING SERVICES

   Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

TRANSFER AGENT SERVICES

   Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

CUSTODIAL SERVICES

   Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. JPMorgan Chase serves as foreign sub-custodian for Penn Series. In addition to transaction charges and out-of pocket expenses, each of the Funds pays PFPC Trust, on a monthly basis, an annual custody fee of 0.02% for the first $100 million of the average gross assets, and 0.01% in excess of $100 million.

EXPENSES AND LIMITATIONS THEREON

   Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

     FUND                            EXPENSE LIMITATION    FUND                   EXPENSE LIMITATION
     ----                            ------------------    ----                   ------------------
     Money Market                           0.80%          Large Cap Value               1.00%
     Limited Maturity Bond                  0.90%          Index 500                     0.40%
     Quality Bond                           0.90%          Mid Cap Growth                1.00%
     High Yield Bond                        0.90%          Mid Cap Value                 1.00%
     Flexibly Managed                       1.00%          Small Cap Growth              1.15%
     Growth Stock                           1.00%          Small Cap Value               1.15%
     Large Cap Growth                       1.00%          International Equity          1.50%
     Strategic Value                        1.25%          REIT                          1.25%

   If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

   Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. At December 31, 2005, the Index 500 Fund and Mid Cap Growth Fund had $41,547 and $17,814 of waived administrative and corporate services fees, respectively, that are subject to recapture by Penn Mutual during the fiscal year ending December 31, 2006.

   All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

   Total fees of $82,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2005. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

   Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2005 are as follows (amounts in thousands):

     Money Market Fund                                             $   801
     Limited Maturity Bond                                          25,359
     Quality Bond Fund                                              23,995
     High Yield Bond Fund                                            1,182
     Flexibly Managed Fund                                          31,832
     Growth Stock Fund                                              19,573
     Large Cap Value Fund                                            4,429
     Index 500 Fund                                                 18,406
     Mid Cap Growth Fund                                             5,184
     Strategic Value Fund                                            5,057
     Small Cap Growth Fund                                           6,557
     Small Cap Value Fund                                            6,078
     International Equity Fund                                      24,483
     REIT Fund                                                       3,149

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------


   Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2005 were as follows:

     High Yield Bond Fund                $    42
     Flexibly Managed Fund                 1,640
     Growth Stock Fund                        40
     Mid Cap Value Fund                   17,264
     Small Cap Value Fund                  1,266

5 -- PURCHASES AND SALES OF SECURITIES

   During the year ended December 31, 2005, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

                                            U.S. GOVERNMENT        OTHER INVESTMENT
                                              SECURITIES              SECURITIES
                                          -------------------    --------------------
                                         PURCHASES     SALES     PURCHASES     SALES
                                         ---------    -------    ---------   --------
     Limited Maturity Bond                $26,297     $21,730    $122,242    $105,250
     Quality Bond Fund                     43,443      25,736     846,827     855,543
     High Yield Bond Fund                      --          --      55,965      52,181
     Flexibly Managed Fund                     --          --     159,131     117,847
     Growth Stock Fund                         --          --      46,847      41,809
     Large Cap Value Fund                      --          --      94,650     110,514
     Large Cap Growth Fund                     --          --       7,198       4,988
     Index 500 Fund                            --          --      11,951      40,456
     Mid Cap Growth Fund                       --          --     112,667     113,948
     Mid Cap Value Fund                        --          --     102,914     101,117
     Strategic Value Fund                      --          --      20,570       7,564
     Small Cap Growth Fund                     --          --     145,824     151,102
     Small Cap Value Fund                      --          --      70,208      78,859
     International Equity Fund                 --          --      71,772      68,529
     REIT Fund                                 --          --      26,532      18,989

6 -- FEES PAID INDIRECTLY

   Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2005 were as follows (amounts in thousands):

     Flexibly Managed Fund               $47
     Large Cap Value Fund                 28
     Large Cap Growth Fund                 5
     Mid Cap Growth Fund                  32
     Mid Cap Value Fund                   18
     Strategic Value Fund                  3
     International Equity Fund            55

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------


7 -- FEDERAL INCOME TAXES

   The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

RECLASSIFICATION OF CAPITAL ACCOUNTS:

   Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

                                                INCREASE
                                               (DECREASE)         INCREASE
                                              UNDISTRIBUTED      (DECREASE)          INCREASE
                                             NET INVESTMENT    ACCUMULATED NET      (DECREASE)
                                                 INCOME        REALIZED GAINS    PAID-IN CAPITAL
                                             --------------    ---------------   ---------------
     Limited Maturity Bond                      $ 289,471         $(283,410)        $  (6,061)
     Quality Bond Fund                            873,875          (866,100)           (7,775)
     High Yield Bond Fund                         (16,787)          228,030          (211,243)
     Flexibly Managed Fund                         (3,755)            3,752                 3
     Growth Stock Fund                            (50,740)           50,740                --
     Large Cap Value Fund                          (4,028)            4,028                --
     Index 500 Fund                               (18,369)           18,369                --
     Mid Cap Growth Fund                          309,743                --          (309,743)
     Strategic Value Fund                            (425)              425                --
     Small Cap Growth Fund                        713,007                --          (713,007)
     Small Cap Value Fund                         (86,050)           86,050                --
     International Equity Fund                   (839,871)          839,871                --
     REIT Fund                                    266,377          (266,377)

   These reclassifications had no effect on net assets or net asset value per share.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

TAX CHARACTER OF DISTRIBUTIONS:

   The tax character of dividends and distributions declared and paid during the years ended December 31, 2005 and 2004 were as follows (amounts in thousands):

                                                                      ORDINARY INCOME AND        LONG-TERM      RETURN OF
                                                                   SHORT-TERM CAPITAL GAINS    CAPITAL GAINS     CAPITAL     TOTAL
                                                                   ------------------------    -------------    ---------   -------
     Money Market Fund
        2005                                                                $ 2,092                    --           --      $ 2,092
        2004                                                                    866                    --           --          866
     Limited Maturity Bond
        2005                                                                  2,306                    --          $ 6        2,312
        2004                                                                  1,581                    --            1        1,582
     Quality Bond Fund
        2005                                                                  8,594               $   541            8        9,143
        2004                                                                  7,040                    --           --        7,040
     High Yield Bond Fund
        2005                                                                  5,977                    --           --        5,977
        2004                                                                  6,183                    --           --        6,183
     Flexibly Managed Fund
        2005                                                                 21,642                71,601           --       93,243
        2004                                                                 20,093                46,253           --       66,346
     Growth Stock Fund
        2005                                                                    115                    --           --          115
        2004                                                                    402                    --           --          402
     Large Cap Value Fund
        2005                                                                  8,488                 8,163           --       16,651
        2004                                                                  2,994                12,903           --       15,897
     Large Cap Growth Fund
        2005                                                                    160                    88           --          248
        2004                                                                    269                 1,152           --        1,421
     Index 500 Fund
        2005                                                                  3,629                    --           --        3,629
        2004                                                                  4,039                    --           --        4,039
     Mid Cap Growth Fund
        2005                                                                     --                    --           --           --
        2004                                                                     --                    --           --           --
     Mid Cap Value Fund
        2005                                                                  3,148                15,410           --       18,558
        2004                                                                  5,395                 8,570           --       13,965
     Strategic Value Fund
        2005                                                                    439                 2,215           --        2,654
        2004                                                                    107                   399           --          506
     Small Cap Growth Fund
        2005                                                                     --                    --           --           --
        2004                                                                     --                    --           --           --
     Small Cap Value Fund
        2005                                                                  8,926                 1,909           --       10,835
        2004                                                                  7,142                24,187           --       31,329
     International Equity Fund
        2005                                                                    726                    --           --          726
        2004                                                                    877                    --           --          877
     REIT Fund
        2005                                                                  1,258                 2,097           --        3,355
        2004                                                                  1,687                   763           --        2,450

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------


   Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

COMPONENTS OF DISTRIBUTABLE EARNINGS:

   As of December 31, 2005, the components of distributable earnings/ (accumulated losses) on a tax basis were as follows (amounts in thousands):

                                                                                                                       TOTAL
                                                              UNDISTRIBUTED    UNDISTRIBUTED      CAPITAL        NET DISTRIBUTABLE
                                                             NET INVESTMENT      LONG-TERM          LOSS             EARNINGS
                                                                 INCOME        CAPITAL GAINS    CARRYFORWARD   (ACCUMULATED LOSSES)
                                                             --------------    -------------    ------------   --------------------
     Limited Maturity Bond                                           --                --        $    (609)          $    (609)
     High Yield Bond Fund                                            --                --          (10,221)            (10,221)
     Flexibly Managed Fund                                       $  456           $32,789               --              33,245
     Growth Stock Fund                                               27                --         (138,078)           (138,051)
     Large Cap Value Fund                                            23             1,087               --               1,110
     Large Cap Growth Fund                                           34                14               --                  48
     Index 500 Fund                                                  35                --          (16,754)            (16,719)
     Mid Cap Growth Fund                                             --                --          (19,174)            (19,174)
     Mid Cap Value Fund                                              10             1,163               --               1,173
     Strategic Value Fund                                           240               997               --               1,237
     Small Cap Growth Fund                                           --                --          (64,809)            (64,809)
     Small Cap Value Fund                                            --             2,451               --               2,451
     International Equity Fund                                    3,974             1,437               --               5,411
     REIT Fund                                                       --               418               --                 418

   The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

CAPITAL LOSS CARRYFORWARDS:

   For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2005, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                                                      EXPIRES ON DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                  2008      2009      2010       2011     2012     2013      TOTAL
                                                                 ------   -------    -------   -------    ----    ------   --------
     Limited Maturity Bond                                           --        --         --   $   178     $16    $  415   $    609
     High Yield Bond Fund                                        $1,638   $ 5,143    $ 3,195       245      --        --     10,221
     Growth Stock Fund                                               --    80,275     46,866    10,937      --        --    138,078
     Index 500 Fund                                                  --       350     11,374        --      --     5,030     16,754
     Mid Cap Growth Fund                                             --     7,055     12,119        --      --        --     19,174
     Small Cap Growth Fund                                           --    29,192     35,617        --      --        --     64,809

   During the year ended December 31, 2005, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

                                                                                          EXPIRES ON DECEMBER 31,
                                                                         ----------------------------------------------------------
                                                                         2008     2009      2010     2011    2012    2013    TOTAL
                                                                         ----   -------    -------   ----    ----    ----   -------
     High Yield Bond Fund                                                $928        --         --    --      --      --    $   928
     Growth Stock Fund                                                     --   $ 3,590         --    --      --      --      3,590
     Mid Cap Growth Fund                                                          8,221         --                            8,221
     Small Cap Growth Fund                                                 --    13,398         --    --      --      --     13,398
     International Equity Fund                                             --     6,365    $15,632    --      --      --     21,997

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

POST-OCTOBER LOSSES:

   The following Funds elected to treat post-October losses incurred in the period November 1, 2005 through December 31, 2005 as having occurred on January 1, 2006 (amounts in thousands):

                                                          CURRENCY   CAPITAL
                                                          --------   -------
     Limited Maturity Bond                                  $ 1       $  224
     Quality Bond Fund                                        2        1,612
     Growth Stock Fund                                        6           --
     Index 500 Fund                                          --          733

TAX COST OF SECURITIES:

   At December 31, 2005, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2005 were as follows:

                                                                                                                NET
                                                                                                            UNREALIZED
                                                             FEDERAL        UNREALIZED      UNREALIZED     APPRECIATION/
                                                            TAX COST       APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                                         --------------    ------------    ------------   --------------
     Money Market Fund                                   $   72,744,584              --             --               --
     Limited Maturity Bond                                   75,482,486    $    434,322    $   761,365     $   (327,043)
     Quality Bond Fund                                      163,405,349         802,448      1,436,809         (634,361)
     High Yield Bond Fund                                    84,372,906       1,947,434      2,163,106         (215,672)
     Flexibly Managed Fund                                1,085,091,966     241,112,371     42,198,382      198,913,989
     Growth Stock Fund                                      130,766,978      14,293,393      2,323,618       11,969,775
     Large Cap Value Fund                                   277,866,358      23,176,082      6,486,776       16,689,306
     Large Cap Growth Fund                                   24,932,601       3,064,353        868,974        2,195,379
     Index 500 Fund                                         318,170,455      48,385,850     58,540,696      (10,154,846)
     Mid Cap Growth Fund                                     84,435,037      15,036,242        646,242       14,390,000
     Mid Cap Value Fund                                     128,524,456      16,274,591      3,725,588       12,549,003
     Strategic Value Fund                                    38,994,428       7,318,033      1,241,254        6,076,779
     Small Cap Growth Fund                                  110,517,503      22,766,522      2,049,262       20,717,260
     Small Cap Value Fund                                   163,436,747      23,170,380      7,861,125       15,309,255
     International Equity Fund                              148,985,934      53,606,373        257,233       53,349,140
     REIT Fund                                               35,428,366       7,126,281         12,793        7,113,488

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

8 -- COMPONENTS OF NET ASSETS

   At December 31, 2005, net assets consisted of the following (amounts in thousands):

                                                                                   MONEY        LIMITED       QUALITY    HIGH YIELD
                                                                                   MARKET    MATURITY BOND      BOND        BOND
                                                                                    FUND          FUND          FUND        FUND
                                                                                  -------    -------------    --------   ----------
Paid-in capital                                                                   $72,885       $62,140       $163,513    $ 95,957
Undistributed net investment income (loss)                                             --            (1)            (2)         --
Accumulated net realized gain (loss) on
  investment transactions and foreign exchange                                         --          (833)        (1,612)    (10,254)
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts and
  foreign currency related items                                                       --          (327)          (634)       (183)
                                                                                  -------       -------       --------    --------
   Total Net Assets                                                               $72,885       $60,979       $161,265    $ 85,520
                                                                                  =======       =======       ========    ========

                                                                                 FLEXIBLY      GROWTH     LARGE CAP    LARGE CAP
                                                                                 MANAGED       STOCK        VALUE       GROWTH
                                                                                   FUND         FUND         FUND        FUND
                                                                                ----------   ---------    ---------    ---------
Paid-in capital                                                                 $  848,038   $ 232,698     $197,519     $25,004
Undistributed net investment income (loss)                                              84          21           22           8
Accumulated net realized gain (loss) on
  investment transactions and foreign exchange                                      32,158    (137,643)         (98)         --
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts and
  foreign currency related items                                                   199,917      12,119       17,876       2,235
                                                                                ----------   ---------     --------     -------
   Total Net Assets                                                             $1,080,197   $ 107,195     $215,319     $27,247
                                                                                ==========   =========     ========     =======

                                                                                   INDEX       MID CAP     MID CAP    STRATEGIC
                                                                                    500        GROWTH       VALUE       VALUE
                                                                                    FUND        FUND         FUND        FUND
                                                                                  --------    --------     --------   ---------
Paid-in capital                                                                   $261,726    $ 85,958     $ 98,579     $37,776
Undistributed net investment income (loss)                                              35          --           11          17
Accumulated net realized gain (loss) on
  investment transactions and foreign exchange                                     (19,142)    (19,196)         956       1,176
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts and
  foreign currency related items                                                    (8,497)     14,412       12,755       6,127
                                                                                  --------    --------     --------     -------
   Total Net Assets                                                               $234,122    $ 81,174     $112,301     $45,096
                                                                                  ========    ========     ========     =======

-----------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------


                                                                     SMALL CAP    SMALL CAP   INTERNATIONAL
                                                                       GROWTH       VALUE         EQUITY         REIT
                                                                        FUND        FUND           FUND          FUND
                                                                     ---------    ---------   -------------    -------
Paid-in capital                                                       $155,120    $138,799       $142,297      $35,503
Undistributed net investment income (loss)                                  --          --           (167)          --
Accumulated net realized gain (loss) on
  investment transactions and foreign
  exchange                                                             (64,862)      2,314          1,426          499
Net unrealized appreciation (depreciation) in
  value of investments, futures contracts
  and foreign currency related items                                    20,771      15,492         57,391        7,120
                                                                      --------    --------       --------      -------
   Total Net Assets                                                   $111,029    $156,605       $200,947      $43,122
                                                                      ========    ========       ========      =======

9 -- DERIVATIVE FINANCIAL INSTRUMENTS

   The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

   The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2005. Open futures contracts held by the Index 500 Fund at December 31, 2005 were as follows:

                                                                                         UNREALIZED
                                                                                        APPRECIATION
     TYPE                     FUTURES      EXPIRATION           UNIT          CLOSING   (DEPRECIATION)
     ----                     CONTRACT       DATE       (AT 250 PER UNIT)     PRICE    (IN THOUSANDS)
                           -------------   ----------    -----------------    -------   --------------
     Buy/Long              S&P 500 Index     3/17/06           14             $1,255         $(47)

   OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

    If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no option contracts open as of December 31, 2005.

   FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended
December 31, 2005. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2005 were as follows:

                                                                                                      UNREALIZED
                                                      FOREIGN                   U.S.        U.S.       FOREIGN
                                                      CURRENCY                CONTRACT    CONTRACT     EXCHANGE
                                        SETTLEMENT    CONTRACT    FORWARD      AMOUNT      VALUE     GAIN/(LOSS)
                       CURRENCY            DATE        (000'S)     RATE        (000'S)     (000'S)    (000'S)
                  -------------------   ----------    --------   ---------    --------    --------   -----------
    Sell          Australian Dollar        1/5/06     $ 10,328     1.36433     $ 7,695    $ 7,570       $  125
    Sell          Australian Dollar       4/13/06        8,459     1.36811       6,327      6,183          144
    Sell          European Currency       4/28/06        4,180     0.83902       4,982      4,982           --
    Sell          European Currency       4/28/06        6,000     0.83904       7,326      7,151          175
    Sell          European Currency       4/28/06        6,000     0.83904       7,171      7,151           20
    Sell          Japanese Yen             5/9/06      436,000   116.01916       3,776      3,758           18
    Sell          Japanese Yen             5/9/06      452,000   116.01643       3,941      3,896           45
    Sell          Swiss Franc             4/28/06       13,300     1.29895      10,564     10,239          325
    Sell          Swiss Franc             4/28/06       10,000     1.29887       7,782      7,699           83
    Sell          Great Britian Pound      1/5/06       11,456     0.58126      20,210     19,709          501
    Sell          Great Britian Pound     4/13/06        4,681     0.58113       8,182      8,055          127
    Sell          Great Britian Pound     4/13/06        3,750     0.58113       6,465      6,453           12
    Sell          India Rupee             11/7/06      341,510    45.40753       7,400      7,521         (121)
                                                                                                        ------
                   Total                                                                                $1,454
                                                                                                        ======

10 -- SECURITIES LENDING

   Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------


   The Funds paid fees for securities lending for the year ended December 31, 2005 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands):

                                           MARKET VALUE OF     MARKET VALUE OF    FEES PAID FOR   NET INCOME EARNED
                                         SECURITIES ON LOAN       COLLATERAL         LENDING         FROM LENDING
                                         ------------------    ---------------    -------------   -----------------
     Limited Maturity Bond                    $ 14,368             $ 14,599           $  9               $ 13
     Quality Bond Fund                           3,002                3,012             11                 17
     Flexibly Managed Fund                     199,355              207,279            141                213
     Growth Stock Fund                          34,064               35,292             16                 22
     Large Cap Value Fund                       76,512               79,532             23                 35
     Index 500 Fund                             71,629               74,342             32                 48
     Mid Cap Growth Fund                        17,124               17,931             13                 20
     Mid Cap Value Fund                         28,170               29,223             21                 32
     Small Cap Growth Fund                      19,433               20,247             79                115
     Small Cap Value Fund                       21,823               22,861             30                 48
     International Equity Fund                   2,756                2,826             --                 --

11 -- CREDIT AND MARKET RISK

   The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

12 -- CONTRACTUAL OBLIGATIONS

   In the general course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholders
Penn Series Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Penn Series Funds, Inc., comprising the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Stock Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Small Cap Growth Fund, Limited Maturity Bond Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Growth Fund, Strategic Value Fund, and REIT Fund, (collectively, the "Funds"), as of December 31, 2005, and the related statements of operations for the year then ended, and the changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2003, and prior, were audited by other auditors, whose report dated February 6, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Penn Series Funds, Inc. as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.



                                              /s/ KPMG LLP



Philadelphia, Pennsylvania
February 14, 2006

TAX INFORMATION (UNAUDITED)

Each fund designates the following amounts distributed during the year ended December 31, 2005 as follows:


                                                                             ORDINARY       LONG-TERM     RETURN OF       TOTAL
FUND                                                                          INCOME      CAPITAL GAIN     CAPITAL    DISTRIBUTIONS
----                                                                       -----------    ------------    ---------   -------------
Money Market Fund ......................................................   $ 2,092,497              --         --      $ 2,092,497
Limited Maturity Bond Fund .............................................     2,305,842              --     $6,061        2,311,903
Quality Bond Fund ......................................................     8,594,208     $   540,969      7,775        9,142,952
High Yield Bond Fund ...................................................     5,977,265              --         --        5,977,265
Flexibly Managed Fund ..................................................    21,642,455      71,600,588         --       93,243,043
Growth Stock Fund ......................................................       114,597              --         --          114,597
Large Cap Value Fund ...................................................     8,488,021       8,163,364         --       16,651,385
Large Cap Growth Fund ..................................................       160,291          88,070         --          248,361
Index 500 Fund .........................................................     3,628,628              --         --        3,628,628
Mid Cap Growth Fund ....................................................            --              --         --               --
Mid Cap Value Fund .....................................................     3,148,533      15,409,792         --       18,558,325
Strategic Value Fund ...................................................       438,660       2,215,142                   2,653,802
Small Cap Growth Fund ..................................................            --              --         --               --
Small Cap Value Fund ...................................................     8,926,453       1,909,035         --       10,835,488
International Equity Fund ..............................................       726,014              --         --          726,014
REIT Fund ..............................................................     1,258,040       2,096,838         --        3,354,878

Pursuant to Section 854 of the Internal Revenue Code ("the Code"), the following percentages of investment company taxable income for the year ended December 31, 2005 have been designated as being eligible for the dividends received deduction available to corporate shareholders:


FUND
----
High Yield Bond Fund ....................................................................................................     1.28%
Growth Stock Fund .......................................................................................................   100.00%
Large Cap Value Fund ....................................................................................................    67.26%
Flexibly Managed Fund ...................................................................................................    75.79%
Small Cap Value Fund ....................................................................................................    16.84%
Index 500 Fund ..........................................................................................................   100.00%
Mid Cap Value Fund ......................................................................................................    50.68%
Large Cap Growth Fund ...................................................................................................   100.00%
Strategic Value Fund ....................................................................................................    93.61%
International Equity Fund ...............................................................................................     0.67%

International Equity Fund elects, under Section 853 of the Code to designate foreign taxes of $266,381 and foreign source income of $4,820,213 as being respectively paid and earned in connection with dividends distributed from investment company taxable income relating to the year ended December 31, 2005.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DECEMBER 31, 2005
--------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 29, 2005. It is available on the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2005 is available on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

FUND MANAGEMENT (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                                     TERM OF OFFICE                                   COMPLEX              OTHER TRUSTEESHIPS/
 NAME, YEAR OF BIRTH, ADDRESS AND    AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN                DIRECTORSHIPS
 POSITION(S) WITH THE FUNDS           TIME SERVED          DURING PAST 5 YEARS       BY DIRECTOR            HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                         INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Eugene Bay (born 1937)              Indefinite, 12   Pastor Emeritus, Bryn Mawr         16                 none
 Director                            years served     Presbyterian Church, Bryn
                                                      Mawr, PA. Interim President,
                                                      Colgate Rochester Crozer
                                                      Divinity School.
------------------------------------------------------------------------------------------------------------------------------------
 James S. Greene (born 1929)         Indefinite, 13   Retired.                           16                 none
 Director                            years served
 -----------------------------------------------------------------------------------------------------------------------------------
 Charles E. Mather III (born 1934)   Indefinite, 4    Insurance Broker, Mather           16                 Director, The Finance
 Director                            years served     & Co. since 1960.                                     Company of Pennsylvania
                                                                                                            (investment company.
------------------------------------------------------------------------------------------------------------------------------------
 M. Donald Wright (born 1935)        Indefinite, 17   Accountant, Wright                 16                 none
 Director                            years served     Consultants, Bryn Mawr, PA
                                                      (financial planning and
                                                      consulting)
 -----------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Chappell (born 1944)      Indefinite, 7    Chairman of the Board and          16                 Director, Quaker
 600 Dresher Road                    years served     Chief Executive Officer                               Chemical Corporation.
 Horsham, PA 19044                                    (since December 1996),
 Chairman of the Board                                The Penn Mutual Life
                                                      Insurance Company.
 -----------------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Peter M. Sherman (born 1952)         One year, 5     Chairman and President of          16                 N/A
 600 Dresher Road                    years served     Independence Capital
 Horsham, PA 19044                                    Management Inc.; Executive
 President                                            Vice President and Chief
                                                      Investment Officer (since
                                                      1996), Senior Vice President
                                                      and Chief Investment Officer
                                                      (from 1996 to 1998), The Penn
                                                      Mutual Life Insurance
                                                      Company.
------------------------------------------------------------------------------------------------------------------------------------
 Jill Bukata (born 1951)              One year, 3     Manager, Variable Products         16                 N/A
 600 Dresher Road                    months served    Financial Reporting (since
 Horsham, PA 19044                                    2005), The Penn Mutual Life
 Controller                                           Insurance Company. Senior
                                                      Manager, PFPC Inc. (1999 to
                                                      2005)
------------------------------------------------------------------------------------------------------------------------------------
 Barbara S. Wood (born 1952)            One year,     Senior Vice President,              16                N/A
 Five Radnor Corporate Center        1 year served    Treasurer, and Chief
 Radnor, PA 19087                                     Compliance Officer of
 Chief Compliance Officer                             Independence Capital
                                                      Management, Inc. (since
                                                      1989); Senior Vice President
                                                      and Treasurer of the
                                                      Pennsylvania Trust Company
                                                      (since 1991).
------------------------------------------------------------------------------------------------------------------------------------
 Frank Best (born 1945)               One year, 1     Managing Corporate Counsel         16                 N/A
 600 Dresher Road                      year served    and Secretary, The Penn
 Horsham, PA 19044                                    Mutual Life Insurance
 Secretary                                            Company (1974 to present).
------------------------------------------------------------------------------------------------------------------------------------
 John Heiple (born 1973)              One year, 1.5   Supervisor, Variable               16                 N/A
 600 Dresher Road                     years served    Products Financial Reporting
 Horsham, PA 19044                                    (since 2003), The Penn
 Assistant Controller                                 Mutual Life Insurance
                                                      Company.
------------------------------------------------------------------------------------------------------------------------------------
 Patricia M. Chiarlanza (born 1965)   One year, 4     Assistant Treasurer (since         16                 N/A
 600 Dresher Road                     years served    May 2001), The Penn Mutual
 Horsham, PA 19044                                    Life Insurance Company.
 Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------------------

The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund's Directors is available in the Fund's Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

The funds in this report are available for sale in these Penn Mutual products:

Cornerstone VUL III, and VUL IV
Retirement Planner VA
PennFreedom VA
Enhanced Credit VA
Pennant Select VA
Variable EstateMax II and Variable EstateMax III





[Logo] Penn
       Mutual
A better way of life



(C)2004 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

The Penn Insurance and Annuity Company
Philadelphia, PA 19172















PM0914  12/05

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                    2005                      2004
                                    ----                      ----
Audit Fees                          $225,000                  $215,000
Audit-Related Fees                  $0                        $0
Tax Fees                            $0                        $0
All Other Fees                      $0                        $0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant's financial statements and not reported under the caption "Audit Fees." Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)
         (1) The registrant's audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

         (2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)  Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable

Item 11.  Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a) (1) Code of Ethics
    (2) Certifications pursuant to Rule 30a-2(a) under the Investment
        Company Act

(b)     Certifications pursuant to Rule 30a-2(b) under the Investment
        Company Act

(c)     Audit and Non-Audit Services Pre-Approval Policy

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:      Peter M. Sherman
         President
Date:    March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:      Peter M. Sherman
         President
Date:    March 8, 2006

/s/ Jill Bukata

By:      Jill Bukata
         Controller
Date:    Match 8, 2006